EXHIBIT 10.1

             TECHNOLOGY TRANSFER, LICENSE AND DISTRIBUTION AGREEMENT

         THIS TECHNOLOGY TRANSFER, LICENSE AND DISTRIBUTION AGREEMENT (the "AGREEMENT") is made as of the latter of the signature dates below (the "EFFECTIVE DATE"), by and between Global Data, Inc., a corporation organized and existing under the laws of the State of Nevada, with offices located at 405 North Smith Avenue, Corona, CA, 92880 ("GLOBAL DATA"), and Telenetics Corporation, a corporation organized and existing under the laws of the State of California, with offices at 25111 Arctic Ocean, Lake Forest, California 92630 ("TELENETICS").

                                    RECITALS
                                    --------

         WHEREAS, GLOBAL DATA has designed, developed and manufactured certain products which are set forth on Appendix A hereto (each a "PRODUCT" and together the "PRODUCTS"), and distributes such Products for sale to its customers around the world; and

         WHEREAS, GLOBAL DATA has designed and developed and owns related materials, parts lists, schematic diagrams, electronics files, test fixtures, case molds, components, spare boards, software, object code, source code, homologation files, published and electronic marketing documents including datasheets, application notes, brochures, product manuals, web pages and other similar materials, test and repair equipment, technical information, data, designs, drawings, patents, copyrights, know-how, trade secrets and technical knowledge with respect to designing, engineering, marketing, constructing, applying, fabricating, marketing, distributing and shipping said Products, as more particularly described on Appendix B hereto (collectively, the "PRODUCT TECHNOLOGY AND MATERIALS"); and

         WHEREAS, Telenetics desires to acquire the exclusive worldwide rights to manufacture and market the Products; and

         WHEREAS, GLOBAL DATA agrees to license to Telenetics on an exclusive basis those rights related to the Product Technology and Materials as are necessary to manufacture, market and sell the Products under the terms and conditions of this Agreement; and

         WHEREAS, Telenetics wishes to manufacture and distribute the Products utilizing the Product Technology and Materials and rights provided by GLOBAL DATA hereunder; and

         WHEREAS, GLOBAL DATA and Telenetics agree that the royalty payments provided in Section 2 of this Agreement and the other consideration as otherwise stated herein constitute good and sufficient consideration in exchange for the exclusive license granted herein, and that the royalty payment formula is endorsed by both parties for mutual convenience in calculating a fair compensation for these benefits.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and other consideration, the sufficiency of which is hereby mutually acknowledged, the parties hereto agree as follows:

     1. SCOPE.

         This Agreement establishes the terms and conditions under which GLOBAL DATA shall license to Telenetics the right to manufacture and sell the Products. The Products are further described in Appendix A attached hereto and the Product Technology and Materials are further described in Appendix B attached hereto. At any time during the term of the Agreement, the parties may identify additional Products to be licensed hereunder and governed by the terms and conditions set forth in this Agreement. In such event, the parties shall mutually agree upon specifications for such additional products, amend the Agreement in writing and add the additional Products to Appendix A and the additional Product Technology and Materials to Appendix B.

     2. ROYALTY PAYMENTS AND PURCHASES OF INVENTORY.

         2.1 For a period of five (5) years after the Effective Date, Telenetics shall pay to GLOBAL DATA royalty payments equal to five percent (5%) of the Net Revenues generated from sales of the Products by Telenetics. During the one-year period commencing on the Effective Date, the royalty payments shall be paid monthly on the first (1st) business day of the second month following the full or partial calendar month of Product sales during such initial one-year period (Example: Royalties for the month of December 2003 would be due on February 2, 2004) and, after the end of such initial one-year period, on the first (1st) business day of the second month following the full or partial calendar quarter of product sales (Example: Royalties for the months of January, February, & March 2005 would be due on May 2, 2005). As used in this Agreement, the defined term "NET REVENUES" shall mean gross revenues actually received by Telenetics with respect to sales of Products after deductions for freight allowance, taxes, and returns for credit due to defective products or due to stock rotation by distributors. GLOBAL DATA hereby acknowledges and agrees that, until and unless Telenetics has received evidence reasonably satisfactory to Telenetics that all indebtedness of GLOBAL DATA to Silicon Valley Bank has been repaid in full, Telenetics shall have the right to make the royalty payments provided for hereunder directly to Silicon Valley Bank as indirect payment of the indebtedness owed by GLOBAL DATA to Silicon Valley Bank, which payment to Silicon Valley Bank shall constitute payment by Telenetics of the royalties provided for hereunder duly made to GLOBAL DATA pursuant to and in accordance with this Section 2.1. GLOBAL DATA shall not be entitled to any royalty payments or other amounts of any kind from Telenetics on and after the date that is five
(5) years after the Effective Date (the "Royalty Termination Date").

         2.2 GLOBAL DATA and Telenetics agree that the royalty payments provided for above and the other consideration as otherwise stated herein constitute good and sufficient consideration in exchange for the exclusive license granted herein, and that the royalty payment formula is endorsed by both parties for mutual convenience in calculating a fair compensation for these benefits.

         2.3 Inventory. GLOBAL DATA agrees to sell to Telenetics and Telenetics agrees to purchase from GLOBAL DATA any available inventory needed by Telenetics, including without limitation components, and other raw materials and sub-assemblies, in accordance with the terms set forth below.

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                  2.3.1 As soon as possible after the Effective Date, GLOBAL
DATA will physically relocate all Inventory identified on Appendix D hereto to a location designated by Telenetics pursuant to pick up and delivery arrangements to be agreed upon by GLOBAL DATA and Telenetics, the final identification and account of which inventory will be performed by the parties within 30 days after the Effective Date ("Inventory"). Such Inventory will be deemed sold on consignment to Telenetics with title to such Inventory remaining with GLOBAL DATA until and unless purchased by Telenetics and Telenetics will account in writing to GLOBAL DATA for the usage and resale of such Inventory by Telenetics (which written account will include the date on which each such item of Inventory was purchased) and shall pay for such used and resold Inventory at the same time as royalties are paid by Telenetics pursuant to Section 2.1 above; provided, that if any additional inventory which is not part of the Inventory is purchased by Telenetics directly from GLOBAL DATA after the Effective Date and GLOBAL DATA is required to pay the contract manufacturer that has provided such inventory to GLOBAL DATA within a shorter period of time than Telenetics will pay GLOBAL DATA for such inventory as provided herein, Telenetics will pay for such inventory it has purchased directly from GLOBAL DATA on the same terms as the contract manufacturer has required GLOBAL DATA to pay such contract manufacturer for such inventory. The purchase price for such inventories as purchased by Telenetics shall be the lower of (i) the actual cost of same to GLOBAL DATA or (ii) the lowest fair market price that otherwise would be obtainable by Telenetics from one or more other sources in the marketplace for such inventories and provided further, that Telenetics shall have no obligation, except as set forth in Section 2.3 above, to purchase any such inventories from GLOBAL DATA or use and resell such inventories. Inventory received from GLOBAL DATA pursuant hereto shall be segregated from all other inventory of Telenetics. Telenetics shall perform a physical inventory of the Inventory on an annual basis and shall provide a report to GLOBAL DATA in regard to same as soon as practicable after the completion of such physical inventory. GLOBAL DATA hereby acknowledges and agrees that, until and unless Telenetics has received evidence reasonably satisfactory to Telenetics that all indebtedness of GLOBAL DATA to Silicon Valley Bank has been repaid in full, Telenetics shall have the right to make payments for Inventory and other inventory purchased by Telenetics hereunder directly to Silicon Valley Bank as indirect payment of the indebtedness owed by GLOBAL DATA to Silicon Valley Bank, which payment to Silicon Valley Bank shall constitute payment by Telenetics for such purchased Inventory and other inventory duly made to GLOBAL DATA pursuant to and in accordance with this Section 2.3.1.

         2.4 Telenetics agrees to purchase from GLOBAL DATA all production equipment, assembly and test equipment which is currently required for engineering support, manufacturing, applying and fabricating, testing and shipping the Products as listed in Appendix C ("CAPITAL EQUIPMENT"), for an aggregate purchase price of Thirty Thousand Dollars (U.S. $30,000) which shall be paid by Telenetics to GLOBAL DATA on the Effective Date. These items include, but are not limited to, engineering, production assembly and test equipment owned by GLOBAL DATA which is currently located at Corona, California and any other similar production, test and repair equipment, fixtures, tooling, and any other GLOBAL DATA materials which are currently used by either GLOBAL DATA or its vendors and contractors to manufacture and supply the Products.

                  2.3.2 GLOBAL DATA hereby acknowledges and agrees that, until and unless Telenetics has received evidence reasonably satisfactory to Telenetics that all indebtedness of GLOBAL DATA to Silicon Valley Bank has been repaid in full, Telenetics shall have the right to make payments for the Capital Equipment hereunder directly to Silicon Valley Bank as indirect payment of the indebtedness owed by GLOBAL DATA to Silicon Valley Bank, which payment to Silicon Valley Bank shall constitute payment by Telenetics for the Capital Equipment duly made to GLOBAL DATA pursuant to and in accordance with this
Section 2.3.2. GLOBAL DATA will pay all sales tax applicable to the transfer and sale of the Capital Equipment to Telenetics and Telenetics will reimburse GLOBAL DATA for such sales tax paid by GLOBAL DATA within thirty (30) days after GLOBAL DATA has paid such sales tax and submitted to Telenetics a written request for payment of same with usual and appropriate supporting documentation therefor.

         2.5 GLOBAL DATA will provide advice for the dismantling, packaging, shipment, site preparation, and installation of the Capital Equipment. Telenetics will be responsible for site preparation, unpacking and physical installation of the Capital Equipment; provided, however, that GLOBAL DATA will provide at no cost to Telenetics an on-site support technician at Telenetics' facilities for at least one (1) week to provide on-site support and assistance in the site preparation, unpacking, setup, installation and correct functioning of the Capital Equipment. Telenetics agrees to obtain access to the equipment vendor support/service organizations for the various Capital Equipment to assist in the installation.

     3. LICENSE GRANT TO TELENETICS AND ADDITIONAL GLOBAL DATA OBLIGATIONS.

         3.1 GLOBAL DATA hereby grants to Telenetics a twenty-year exclusive, worldwide, sublicenseable right to use, reproduce, distribute, and create derivative works of and to sublicense the Product Technology and Materials, in the manufacture, marketing, distribution and sale of the Products and any future products that may be developed by Telenetics.

         3.2 During the 30-day period commencing on the Effective Date, GLOBAL DATA shall provide an engineer at no cost to Telenetics (except that Telenetics will pay for the reasonable out-of-pocket expenditures for travel, food, lodging and transportation incurred by such engineer, upon presentation of usual and appropriate supporting documentation therefor, if Telenetics requires that such engineer travel to Telenetics' facilities in Southern California) and shall also provide a support technician, for which Telenetics will reimburse GLOBAL DATA in an amount equal to the actual labor cost to GLOBAL DATA of such technician for such period of time, to provide technical and manufacturing assistance, training and support for the Products at such place or places as Telenetics shall request (which shall include, at a minimum, Telenetics' facilities) and shall otherwise provide any and all reasonable support in connection with the transition to Telenetics of the manufacture of the Products and the transfer of the Product Technology and Materials to Telenetics. GLOBAL DATA shall also use best efforts to provide to Telenetics reasonable technical assistance and support requested by Telenetics during such period.

         3.3 Upon execution of the Agreement, GLOBAL DATA shall refer all inquiries relating to the Products to Telenetics and provide relevant data to manufacture, sale and support of the Products. GLOBAL DATA will further refer inquires from other Divisions and Subsidiaries of GLOBAL DATA, if any, which currently purchase the Products from GLOBAL DATA.

         3.4 GLOBAL DATA agrees that it shall not at any time conduct, establish or reestablish manufacturing and marketing, directly or indirectly, of the Products or any products based on or in reference to any Product Technology and Materials in competition with Telenetics.

     4. IMPROVEMENTS; WARRANTY SERVICE; MANUFACTURE OF PRODUCTS.

         4.1 All improvements, modifications and derivative works based on or in reference to the Product Technology and Materials created by or on behalf of Telenetics shall be owned by Telenetics, subject to GLOBAL DATA's rights in the original Product Technology and Materials. GLOBAL DATA hereby waives any and all moral rights or "droit moral" and the benefits of any similar law in any country of the world GLOBAL DATA has or may have in or to any such improvements, modifications or derivative works.

         4.2 As of the Effective Date of this Agreement, subject to the other terms and conditions of this Agreement, Telenetics shall assume, perform and discharge the following obligations and commitments related directly to the Products sold by Telenetics:

                  (a) Ongoing technical support, in warranty service, out of warranty service, product maintenance and other similar obligations, including repairs to Products sold by GLOBAL DATA on or prior to the Effective Date.

                  (b) Specific obligations under support agreements, service and warranty agreements and other agreements as specifically disclosed and incorporated into the agreement between the parties.

         4.3 Telenetics will undertake to manufacture, market and sell the Products described. It is understood that Telenetics may not be able to ensure constant availability of certain Products based on transition issues, parts availability, parts obsolescence or other unforeseen circumstances.

     5. EXPORT/IMPORT.

     Telenetics agrees to comply with all applicable export and import laws, regulations and orders. Telenetics agrees that it will not resell, re-export or ship, directly or indirectly, any Products or technical data in any form without obtaining required export or re-export licenses from the countries involved. This Section shall survive any termination or expiration of this Agreement.

     6. LABELS AND MARKINGS.

     Telenetics agrees to include on the Products all patent numbers, all registration or identification numbers and country of origin labels and markings as are required by the applicable laws of the country where the Products are intended to be sold to end-users.

     7. SAFETY AND TELECOMM APPROVALS.

     It shall be the responsibility of Telenetics, and at Telenetics' sole expense, to obtain UL, CSA and Telecom approvals, as well as any other governmental approvals or licenses, for any products it manufactures using the Licensed Materials provided by GLOBAL DATA. GLOBAL DATA agrees to provide license files and to reasonably assist Telenetics at Telenetics' expense in transferring of approvals.

     8. RESALE OF PRODUCTS.

     Telenetics shall have the exclusive right to resell the GLOBAL DATA Products on a worldwide basis.

     9. WARRANTIES AND ADDITIONAL COVENANTS OF GLOBAL DATA .

     GLOBAL DATA hereby represents and warrants to Telenetics and further agrees as follows:

         9.1 Except with respect to the first priority lien(s) of Silicon Valley Bank, the second priority lien(s) of the holders of debentures guaranteed by GLOBAL DATA (the "Secured Debenture Holders"), and the third priority lien(s) of GDI Global Data Inc. ("Global Data Canada"), GLOBAL DATA possesses all ownership rights and good and marketable title in and to the Product Technology and Materials free and clear of any liens, encumbrances, security interests, charges and other defects in title or limitations on ownership and no other person has any rights therein or thereto. To the extent that any part or element of any of the Products or any Product Technology and Materials incorporates any intellectual property or other materials that constitute proprietary property of any third parties, GLOBAL DATA has acquired all requisite rights with respect to same as is necessary to enable GLOBAL DATA to grant the license granted to Telenetics herein. Telenetics shall not be obligated to perform its obligations and covenants hereunder unless and until GLOBAL DATA has delivered to Telenetics evidence, in form and content satisfactory to Telenetics, that each of Silicon Valley Bank, the Secured Debenture Holders and Global Data Canada will release its lien(s) in regard to the Product Technology and Materials upon payment in full to them of all amounts owed by GLOBAL DATA to them.

         9.2 Except with respect to the first priority lien(s) of Silicon Valley Bank, the second priority lien(s) of the Secured Debenture Holders and the third priority lien(s) of Global Data Canada, GLOBAL DATA possesses all ownership rights and good and marketable title in and to the Capital Equipment free and clear of any liens, encumbrances, security interests, charges and other defects in title or limitations on ownership and no other person has any rights therein or thereto. Telenetics shall not be obligated to perform its obligations and covenants hereunder unless and until GLOBAL DATA has delivered to Telenetics evidence, in form and content satisfactory to Telenetics, that each of Silicon Valley Bank, the Secured Debenture Holders and Global Data Canada will release its lien(s) in regard to the Capital Equipment concurrently with the execution of this Agreement or, in the case of Silicon Valley Bank, upon payment in full to Silicon Valley Bank of all amounts owed by GLOBAL DATA to Silicon Valley Bank.

         9.3 Except with respect to the first priority lien(s) of Silicon Valley Bank, the second priority lien(s) of the Secured Debenture Holders and the third priority lien(s) of Global Data Canada, GLOBAL DATA possesses all ownership rights and good and marketable title in and to the Inventory free and clear of any liens, encumbrances, security interests, charges and other defects in title or limitations on ownership and no other person has any rights therein or thereto. Telenetics shall not be obligated to perform its obligations and covenants hereunder unless and until GLOBAL DATA has delivered to Telenetics evidence, in form and content satisfactory to Telenetics, that each of Silicon Valley Bank, the Secured Debenture Holders and Global Data Canada will release its lien(s) in regard to the Inventory and any other inventory purchased from GLOBAL DATA by Telenetics concurrently with the execution of this Agreement or, in the case of Silicon Valley Bank, upon payment in full to Silicon Valley Bank of all amounts owed by GLOBAL DATA to Silicon Valley Bank.

         9.4 GLOBAL DATA has full power and authority to enter into and fulfill the terms of this Agreement and the performance of its obligations hereunder will not breach or violate the terms of any other agreement, understanding or commitment to which GLOBAL DATA is a party or by which GLOBAL DATA is bound.

         9.5 GLOBAL DATA shall not commit any act or enter into any agreement, understanding or commitment with any third party which is in conflict with or otherwise inconsistent or incompatible with this Agreement.

         9.6 Neither the Products nor any Product Technology and Materials, nor the use thereof, violates any patent, copyright, trade secret or other intellectual property right of any third party. As of the Effective Date, GLOBAL DATA has not received any notice, claim or allegation that the Products or any Product Technology and Materials, or any use thereof, infringes any patent, copyright, trade secret or other intellectual property right of any third party.

         9.7 During the term of this Agreement, GLOBAL DATA shall honor and perform in all respects all obligations, covenants, agreements and commitments that GLOBAL DATA has agreed to with each of Silicon Valley Bank, the Secured Debenture Holders and Global Data Canada under all documents, agreements and instruments to which GLOBAL DATA and any of Silicon Valley Bank, the Secured Debenture Holders or Global Data Canada are parties or with respect to which GLOBAL DATA is otherwise subject in respect of Silicon Valley Bank, the Secured Debenture Holders or Global Data Canada.

         9.8 All obligations of GLOBAL DATA or Global Data Canada due and owing to Chris Naprawa, Montcap Financial Corporation, Ronald D. Barnes, Williams S. Grant c/o The Loyalist Insurance Company and Corey Tkachuk have heretofore been fully satisfied. As soon as possible but not later than thirty (30) days after the Effective Date, GLOBAL DATA will file or cause to be filed UCC Termination Statements with respect to each UCC Financing Statement filed by any of such former creditors in all jurisdictions in which any of such former creditors had filed UCC Financing Statements (other than any UCC Financing Statement filed against GLOBAL DATA or Global Data Canada by Corey Tkachuk, as secured party, or Chris Naprawa, as secured party, in regard to which GLOBAL DATA hereby agrees to indemnify, defend and hold harmless Telenetics, its agents, distributors, and/or customers, from and against all loss, claim, damage or liabilities with respect to the failure to have any such UCC Financing Statement terminated prior to its expiration).


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

         9.9 GLOBAL DATA is a corporation, duly organized, validly existing and in good standing in the State of Nevada and is duly qualified and in good standing as a foreign entity authorized in each other jurisdiction where, because of the nature of its activities or properties, such qualification is required (including, without limitation, the State of California). The execution, delivery and performance of this Agreement by GLOBAL DATA has been duly and validly authorized and approved by the director of GLOBAL DATA and its sole shareholder (Global Data Canada), and by the director of Global Data Canada. No other authorization or approval of the execution, delivery or performance of this Agreement by GLOBAL DATA is required under any federal, state or foreign law, statute, regulation, ordinance or rule promulgated by any governmental or regulatory body, agency or authority applicable to GLOBAL DATA. GLOBAL DATA hereby agrees to indemnify, defend and hold harmless Telenetics, its agents, distributors, and/or customers, from and against all loss, claim, damage or liabilities with respect to any action or proceeding based on or arising out of any claim, action or allegation that such approval by the shareholders of Global Data Canada is or was required.

         9.10 There are no actions or proceedings which are pending or, to the knowledge of GLOBAL DATA, threatened or in regard to which GLOBAL DATA has received notice or is otherwise aware which would reasonably be expected to have an adverse effect on or otherwise interfere with the consummation of the transactions contemplated by this Agreement and GLOBAL DATA shall, promptly upon becoming aware of any such pending or threatened action or proceeding, give written notice thereof to Telenetics.

     10. CONFIDENTIAL INFORMATION.

     Telenetics acknowledges and agrees that, until the Product Technology and Materials Transfer Date, the Product Technology and Materials and related information are Confidential Information of GLOBAL DATA and material to the interests, business and affairs of GLOBAL DATA. GLOBAL DATA acknowledges and agrees that, on and after the Product Technology and Materials Transfer Date, the Product Technology and Materials and related information are Confidential Information of Telenetics and material to the interests, business and affairs of Telenetics. As used herein, "CONFIDENTIAL INFORMATION" shall mean any business, marketing, technical, scientific or other information disclosed by either party to the other, which at the time of disclosure is designated as confidential (or like designation), is disclosed in circumstances of confidence, or would be understood by the parties exercising reasonable business judgment to be confidential, including, without limitation, the terms and conditions of this Agreement and the existence of any discussions between the parties. Any Confidential Information received by a party shall be retained in confidence and shall be used, disclosed, and copied solely for the purposes of, and in accordance with, this Agreement. The receiving party shall use the same degree of care as it uses to protect its own Confidential Information of a similar nature, but no less than reasonable care, to prevent the unauthorized use, dissemination or publication of the Confidential Information. Notwithstanding the foregoing, the parties acknowledge and agree that Telenetics shall be permitted to disclose this Agreement publicly pursuant to the requirements imposed on Telenetics under the rules and regulations promulgated by the

Securities Exchange Commission. No party shall be bound by obligations restricting disclosure and use set forth in this Agreement with respect to Confidential Information, or any part thereof, which: (a) was known by the receiving party prior to disclosure, as evidenced by its business records which are in form and substance reasonable and appropriate according to industry customs and practices; (b) was lawfully in the public domain prior to its disclosure, or becomes publicly available other than through a breach of this Agreement; (c) was disclosed to the receiving party by a third party provided that such third party, to the best knowledge of the receiving party, is not in breach of any confidentiality obligation in respect of such information; (d) is independently developed by the receiving party, as evidenced by its business records which are in form and substance reasonable and appropriate according to industry customs and practices; or (e) is disclosed when such disclosure is compelled pursuant to legal, judicial, or administrative proceeding, or otherwise required by law, subject to (x) the receiving party providing written notice to the disclosing party so as to allow the disclosing party sufficient opportunity to seek a protective or other court orders, and (y) the receiving party cooperating with the disclosing party, at the disclosing party's expense, to prevent or limit the disclosure.

     11. INTELLECTUAL PROPERTY.

         11.1 The parties acknowledge and agree that, as between GLOBAL DATA and Telenetics, GLOBAL DATA shall retain exclusive ownership of the Product Technology and Materials and, apart from the license granted to Telenetics by GLOBAL DATA under this Agreement with respect to the Product Technology and Materials, Telenetics shall have no other rights in or to any of GLOBAL DATA's intellectual property rights therein or thereto.

         11.2 Telenetics agrees to take all necessary precautions to prevent GLOBAL DATA's intellectual property rights from being disclosed or used for any purpose other than for the design and manufacture of Products by Telenetics. GLOBAL DATA agrees to take all necessary precautions to prevent Telenetics' intellectual property rights from being disclosed or used for any purpose other than for the design and manufacture of Products by Telenetics.

     12. TRADEMARKS.

         12.1 The Products manufactured under the terms and conditions of this Agreement will carry Telenetics' trademark and proprietary marks or such other logo or other proprietary marks. 12.2 Telenetics shall not do anything to infringe upon, harm, or contest the validity of trademarks, tradenames or other proprietary marks of GLOBAL DATA, as identified in Appendix E.

         12.3 Telenetics shall be permitted to use GLOBAL DATA model numbers, product codes and product names (per Appendix A and Appendix E) used by GLOBAL DATA for the products.

         12.4 GLOBAL DATA agrees that Telenetics can use external material with GLOBAL DATA marks for not more than one hundred and eighty (180) days from the Effective Date. Internal marking, such as on Printed Wiring Boards, must be removed in one hundred and eighty days (180) from the Effective Date. Without exception all Products manufactured by Telenetics must bear a serializing label that clearly shows that the Product is Manufactured by Telenetics. In the event Telenetics continues to own a supply of GLOBAL DATA branded Product or parts beyond the timelines outlined above in this Section 12.5, GLOBAL DATA and Telenetics shall negotiate a good-faith extension of such time periods.

     13. INDEMNIFICATION.

         13.1 GLOBAL DATA shall indemnify and hold harmless Telenetics from and against all intellectual property infringement claims that are brought against Telenetics with regard to the Products and any Product Technology and Materials, and GLOBAL DATA shall pay all damages that are finally awarded against Telenetics based upon such claims.

         13.2 Telenetics shall indemnify, defend and hold harmless GLOBAL DATA, its agents, distributors, and/or customers, from and against all loss, claim, damage or liabilities with respect to the distribution or sale of the Products by Telenetics on and after the Effective Date, including but not limited to losses that may result from any third party claims of bodily injury or property loss or damage caused by a defect in the Telenetics branded Product's design, manufacture or handling by Telenetics hereunder, or any representations made with respect to the Products' functionality.

         13.3 GLOBAL DATA shall indemnify, defend and hold harmless Telenetics, its agents, distributors, and/or customers, from and against all loss, claim, damage or liabilities with respect to the distribution or sale of the Products by GLOBAL DATA prior to the Effective Date of this Agreement, including but not limited to losses that may result from any third party claims of bodily injury or property loss or damage caused by a defect in the Product's design, manufacture or handling by GLOBAL DATA hereunder, or any representations made with respect to the Products' functionality.

         13.4 GLOBAL DATA shall indemnify, defend and hold harmless Telenetics, its agents, distributors, and/or customers, from and against all loss, claim, damage or liabilities arising out of any breach by GLOBAL DATA of any representation, warranty, agreement, covenant or obligation of GLOBAL DATA set forth herein and GLOBAL DATA shall pay all damages that are finally awarded against Telenetics based upon such claim.

     14. LIMITATION OF LIABILITY.

     Except as stated in Section 13 of this Agreement, UNDER NO CIRCUMSTANCES AND UNDER NO LEGAL THEORY, TORT, CONTRACT, OR OTHERWISE, SHALL GLOBAL DATA OR TELENETICS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES OR AFFILIATES BE LIABLE TO ONE ANOTHER FOR ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFIT OR GOODWILL, WORK STOPPAGE, OR ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSSES OCCASIONED BY THE USE OF MATERIAL LICENSED TO TELENETICS, WHETHER FORESEEABLE, ARISING OUT OF THE USE OR INABILITY TO USE THE PRODUCT TECHNOLOGY AND MATERIALS, REGARDLESS OF THE BASIS OF THE CLAIM AND EVEN IF GLOBAL DATA OR TELENETICS OR THEIR RESPECTIVE REPRESENTATIVES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THIS LIMITATION OF LIABILITY SHALL NOT APPLY TO LIABILITY FOR DEATH OR PERSONAL INJURY TO THE EXTENT APPLICABLE LAW PROHIBITS SUCH A LIMITATION.

     15. TERM AND TERMINATION.

         15.1 TERM. The term of this Agreement shall commence on the Effective Date and shall continue until September 25, 2023 unless earlier terminated in accordance with Section 15.2 below.

         15.2 TERMINATION.

                  15.2.1 BREACH. This Agreement may be terminated by either party for failure by the other party to cure a breach in any material term or condition of this Agreement. Such termination shall be effective thirty (30) days following written notice of the breach, unless the breach is cured to the reasonably satisfaction of the non-breaching party within such notice period.

                  15.2.2 OBLIGATIONS OF THE PARTIES IN THE EVENT OF TERMINATION.

                  (a) In the event GLOBAL DATA or Telenetics duly terminates this Agreement as provided hereunder, Telenetics shall promptly return to GLOBAL DATA all Product Technology and Materials and other Confidential Information of GLOBAL DATA and GLOBAL DATA shall promptly return to Telenetics all Confidential Information of Telenetics.

                  (b) Any obligations and responsibilities, which by their nature extend beyond the expiration or termination of this Agreement, shall survive and remain in effect, including without limitation, outstanding payment obligations, representations and warranties, indemnities, confidentiality, non-competition, limitation of liability, governing law, jurisdiction and dispute resolution.

     16. COMPLIANCE WITH LAWS.

         16.1 Each of GLOBAL DATA and Telenetics warrants that it will comply with all applicable laws, orders, rules and regulations in performing its respective obligations hereunder and each of GLOBAL DATA and Telenetics shall indemnify, defend and hold harmless the other against any liability on account of any non-compliance by it with the foregoing.

         16.2 Telenetics warrants that all Products manufactured by Telenetics hereunder will have been produced in compliance with all applicable laws, orders, rules and regulations. Telenetics shall indemnify, defend and hold harmless GLOBAL DATA against any liability on account of any non-compliance with the foregoing. GLOBAL DATA warrants that all Products manufactured by GLOBAL DATA were produced in compliance with all applicable laws, orders, rules and regulations. GLOBAL DATA will indemnify, defend and hold harmless Telenetics against any liability on account of any non-compliance by it with the foregoing.

         16.3 Telenetics shall effect or secure and maintain at its own cost all necessary governmental permits, licenses, approvals and registrations required in connection with Telenetics's performance of its obligations hereunder.

     17. FORCE MAJEURE.

     Neither party shall be in breach of its obligation hereunder to the extent that its performance is delayed or prevented by causes beyond its control, including, without limitation, acts of God, acts of third parties, civil disorders, acts of any civil or military authority, acts of terrorism, judicial action, and strikes or other labor disputes.

     18. CONTRACTUAL RELATIONSHIP.

     It is understood and agreed that GLOBAL DATA and Telenetics are, and at all times during the term of this Agreement shall remain, independent contractors. At no time shall either party represent to any third party that it is the agent of the other with respect to the subject matter of this Agreement. GLOBAL DATA and Telenetics further covenant that no authorization shall be given to any employee of either party to act on behalf of the other. In no event shall either party at any time have authority to make any contracts, commitments or undertake any obligations on behalf of the other.

     19. NOTICES.

         19.1 All notices, consents and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered by hand; (b) when sent by telecopier (with receipt confirmed), provided that a copy is promptly thereafter mailed by first class postage prepaid registered or certified mail, return receipt requested; (c) when received by the addressee, if sent by air courier (receipt requested) or by such other means as the parties may agree from time to time; or (d) twenty (20) business days after being mailed, by first class postage prepaid registered or certified mail, return receipt requested; in each case to the appropriate addressee and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate as to itself by notice to the other party):

          If to Global Data:       C/o James Hagan
                                   The Hagan Law Firm
                                   350 Cambridge Avenue
                                   Suite 150
                                   Palo Alto, CA  94306
                                   Tel number: (650) 322-8498
                                   Fax number: (650) 322-8499

          If to Telenetics:        TELENETICS CORPORATION
                                   25111 Arctic Ocean
                                   Lake Forest, CA 92630
                                   Attn: Chief Operating Officer
                                   Tel number: (949) 455-4000
                                   Fax number: (949) 455- 4010

     20. GOVERNING LAW, JURISDICTION, AND DISPUTE RESOLUTION.

         20.1 Other than with respect to issues with respect to intellectual property rights, GLOBAL DATA and Telenetics will attempt to settle any controversy or claim arising between GLOBAL DATA and Telenetics through good faith negotiation or mediation. Any dispute which cannot be resolved through negotiation or mediation will be submitted to the courts for resolution.

         20.2 This Agreement and its interpretation shall be governed by and construed in accordance with the laws of the State of California, without reference to the choice of law principles thereof. The laws and the courts of the State of California are the exclusive laws and forum for resolving disputes under this Agreement. The parties expressly exclude the application of the United Nations Convention on the International Sale of Goods from the terms and conditions of this Agreement.

         20.3 Each party further acknowledges and agrees that any breach by it of the confidentiality and intellectual property clauses in this Agreement will cause the other party irreparable harm. Accordingly, each party agrees that the other party shall be entitled to ex parte injunctive relief to prevent any threatened or continued breach of any such clause and to specifically enforce such clause, in addition to any other remedy which such party may be entitled to at law or in equity. Each party hereby waives the claim or defense in any such action or proceeding against it that the other has an adequate remedy at law or that a bond is necessary.

         20.4 Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party will be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees and costs to be fixed by the court (including, without limitation, costs, expenses and fees on any successful appeal).

     21. ASSIGNMENT.

     Neither party may assign this Agreement or delegate its performance or any of its benefits or obligations hereunder without prior written consent of the other party, such consent not to be unreasonably withheld or delayed, provided, however, that GLOBAL DATA may assign this Agreement and its rights and obligations hereunder to its corporate parent, Global Data Canada, if its corporate parent, Global Data Canada, unconditionally assumes and agrees to fully perform all the obligations and duties of GLOBAL DATA under this Agreement in writing and GLOBAL DATA provides Telenetics with a copy of such written unconditional assumption and agreement.

     22. SECTION HEADINGS.

     The clause headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     23. SEVERABILITY.

     In case any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby and all provisions herein are declared to be separate and distinct covenants. The parties hereby agree that if any provision is determined by any court to be invalid or unenforceable by reason of such provision extending for too great a period of time or over too broad a scope, then such provision shall be interpreted to extend over the maximum period of time and the maximum scope which such court at that time or which any other court at any subsequent time determines to be valid and enforceable.

     24. WAIVER AND AMENDMENTS.

     All amendments and other modifications hereof shall be in writing and signed by each of the parties hereto. The parties hereto may by written instrument waive compliance by the other party with, or modify any of, the covenants or agreements made to it by the other party contained in this Agreement. The delay or failure on the part of any party hereto to insist, in any one instance or more, upon strict performance of any of the terms or conditions of this Agreement, or to exercise any right or privilege herein conferred shall not be construed as a waiver of any such terms, conditions, rights or privileges but the same shall continue and remain in full force and effect. All rights and remedies shall be cumulative.

     25. ENTIRE AGREEMENT.

     This Agreement, including all Appendices attached hereto, contain the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings between the parties relating to the subject matter hereof.

     26. COUNTERPARTS.

     This Agreement may be executed in two counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     27. ADDITIONAL UNDERTAKINGS.

     The parties agree to sign all such other documents and do all such other things as the other party may reasonably require to give effect to this Agreement, including but not limited to releasing its contractors and vendors to provide relevant data to the other party.

     28. LIST OF APPENDICES.

         Appendix A: Description of Products

         Appendix B: Product Technology and Materials

         Appendix C: Capital Equipment

         Appendix D: Inventory

         Appendix E: Global Data Trademarks and Tradenames

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives on the dates written under their signatures below intending for this Agreement to become effective as of the Effective Date.

GLOBAL DATA, INC.                           TELENETICS CORPORATION

"GLOBAL DATA"                               "Telenetics"

By:                                         By:
     ----------------------------------         --------------------------------
Name:                                       Name:
     ----------------------------------         --------------------------------
Title:                                      Title:
     ----------------------------------         --------------------------------
Date:                                       Date:
     ----------------------------------         --------------------------------

                                   APPENDIX A

                             DESCRIPTION OF PRODUCTS
                             -----------------------

The definition of Products and attached lists is intended to cover all models of the seven GDI product families, including EZ-Star, StarPoint, StarStream,
                  StarView, StarPort, StarSpeed and StarPath.


                              [See attached lists]


                                                   AMR DESIGN SUMMARY

------------------------------------------------------------------------------------------------------------------------------------
                                             EZ-STAR (MARWELL SOCKET MOUNT)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Firmware
                                                                                                                          (Source &
Model Number                                                                    Schematic File Layout File  Gerber File    Binary)
EA181623    EZ-Star     GSM/GPRS    1.9 Ghz  16S                                SP135b.DSN     SP135b.JOB   GBR135b.zip   Rev. 1.03
EZ181223    EZ-Star     GSM/GPRS    1.9 Ghz  12S                                SP135b.DSN     SP135b.JOB   GBR135b.zip   Rev. 1.03
EZ180923    EZ-Star     GSM/GPRS    1.9 Ghz  9S                                 SP135b.DSN     SP135b.JOB   GBR135b.zip   Rev. 1.03
EZ180523    EZ-Star     GSM/GPRS    1.9 Ghz  5S                                 SP135b.DSN     SP135b.JOB   GBR135b.zip   Rev. 1.03
EZ180223    EZ-Star     GSM/GPRS    1.9 Ghz  2S                                 SP135b.DSN     SP135b.JOB   GBR135b.zip   Rev. 1.03

EZ141622    EZ-Star     CDPD        800 Mhz  16S                                SP135b.DSN     SP135b.JOB   GBR135b.zip   N/A
EZ141222    EZ-Star     CDPD        800 Mhz  12S                                SP135b.DSN     SP135b.JOB   GBR135b.zip   N/A
EZ140922    EZ-Star     CDPD        800 Mhz  9S                                 SP135b.DSN     SP135b.JOB   GBR135b.zip   N/A
EZ140522    EZ-Star     CDPD        800 Mhz  5S                                 SP135b.DSN     SP135b.JOB   GBR135b.zip   N/A
EZ140222    EZ-Star     CDPD        800 Mhz  2S                                 SP135b.DSN     SP135b.JOB   GBR135b.zip   N/A

EZ161622    EZ-Star     CDMA/1xRTT  800 Mhz  16S                                SP134b.DSN     SP134b.JOB   GBR134b.zip   Rev. 1.03
EZ161222    EZ-Star     CDMA/1xRTT  800 Mhz  12S                                SP134b.DSN     SP134b.JOB   GBR134b.zip   Rev. 1.03
EZ160922    EZ-Star     CDMA/1xRTT  800 Mhz  9S                                 SP134b.DSN     SP134b.JOB   GBR134b.zip   Rev. 1.03
EZ160522    EZ-Star     CDMA/1xRTT  800 Mhz  5S                                 SP134b.DSN     SP134b.JOB   GBR134b.zip   Rev. 1.03
EZ160222    EZ-Star     CDMA/1xRTT  800 Mhz  2S                                 SP134b.DSN     SP134b.JOB   GBR134b.zip   Rev. 1.03

EZ161623    EZ-Star     CDMA/1xRTT  1.9 Ghz  16S                                SP134b.DSN     SP134b.JOB   GBR134b.zip   Rev. 1.03
EZ161223    EZ-Star     CDMA/1xRTT  1.9 Ghz  12S                                SP134b.DSN     SP134b.JOB   GBR134b.zip   Rev. 1.03
EZ160923    EZ-Star     CDMA/1xRTT  1.9 Ghz  9S                                 SP134b.DSN     SP134b.JOB   GBR134b.zip   Rev. 1.03
EZ160523    EZ-Star     CDMA/1xRTT  1.9 Ghz  5S                                 SP134b.DSN     SP134b.JOB   GBR134b.zip   Rev. 1.03
EZ160223    EZ-Star     CDMA/1xRTT  1.9 Ghz  2S                                 SP134b.DSN     SP134b.JOB   GBR134b.zip   Rev. 1.03

------------------------------------------------------------------------------------------------------------------------------------
                                              EZ-STAR (NEMA 4X WALL MOUNT)
------------------------------------------------------------------------------------------------------------------------------------

EA200608    EZ-Star     GSM/GPRS    1.9 Ghz                                     SP135b.DSN     SP135b.JOB   GBR135b.zip   Rev. 1.03

EA200408    EZ-Star     CDPD        800 Mhz                                     SP135b.DSN     SP135b.JOB   GBR135b.zip   N/A

EA200508    EZ-Star     CDMA/1xRTT  800 Mhz                                     SP134b.DSN     SP134b.JOB   GBR134b.zip   Rev. 1.03
EA200708    EZ-Star     CDMA/1xRTT  1.9 Ghz                                     SP134b.DSN     SP134b.JOB   GBR134b.zip   Rev. 1.03

------------------------------------------------------------------------------------------------------------------------------------
                                                  STARPOINT (WIRELESS)
------------------------------------------------------------------------------------------------------------------------------------

MD140001E   StarPoint   CDPD                 Enmax                              SP129c1.DSN    SP129c1.JOB  GBR129c1.zip  Rev. 1.04
MD140001    StarPoint   CDPD                 Module Only                        SP129c1.DSN    SP129c1.JOB  GBR129c1.zip  Rev. 1.04
EA300408    StarPoint   CDPD        800 Mhz  Module w/ NEMA 4x Docking Station  SP129c1.DSN    SP129c1.JOB  GBR129c1.zip  Rev. 1.04

                                       2

MD160001    StarPoint   CDMA/1xRTT           Module Only                        SP130a.DSN     SP130a.JOB   GBR130a.zip   Rev. 1.03
EA300508    StarPoint   CDMA/1xRTT  800 Mhz  Module w/ NEMA 4x Docking Station  SP130a.DSN     SP130a.JOB   GBR130a.zip   Rev. 1.03
EA300708    StarPoint   CDMA/1xRTT  1.9 Ghz  Module w/ NEMA 4x Docking Station  SP130a.DSN     SP130a.JOB   GBR130a.zip   Rev. 1.03

1442M-920-C StarPoint   AMPS                 Module Only                        SP128c1.DSN    SP128c1.JOB  GBR128c1.zip  Rev. 2.01
EA300108    StarPoint   AMPS        800 Mhz  Module w/ NEMA 4x Docking Station  SP128c1.DSN    SP128c1.JOB  GBR128c1.zip  Rev. 2.01

EN100108    Docking Station for Wireless StarPoint Modules

------------------------------------------------------------------------------------------------------------------------------------
                                                  STARPOINT (LANDLINE)
------------------------------------------------------------------------------------------------------------------------------------

1442M-920-2 StarPoint   Landline             Module Only                        SP128c1.DSN    SP128c1.JOB  GBR128c1.zip  Rev. 2.01
EA300308    StarPoint   Landline             Module w/ NEMA 4x Docking Station  SP128c1.DSN    SP128c1.JOB  GBR128c1.zip  Rev. 2.01

EN100208    Docking Station for Landline StarPoint Module

------------------------------------------------------------------------------------------------------------------------------------
                                                       STARSTREAM
------------------------------------------------------------------------------------------------------------------------------------

144GN-818-C StarStream  AMPS        800 Mhz  NEMA 4x Enclosure                  SP126a.DSN     SP126a.JOB   GBR126a.zip   Rev. 2.01
144GN-818-2 StarStream  Landline             NEMA 4x Enclosure                  SP126a.DSN     SP126a.JOB   GBR126a.zip   Rev. 2.01

                                   APPENDIX B

                        PRODUCT TECHNOLOGY AND MATERIALS
                        --------------------------------


            [To be provided within 10 days after the Effective Date]

                                   APPENDIX C

                                CAPITAL EQUIPMENT
                                -----------------


                              [See attached lists]


                                                    Global Data, Inc.
                                                Schedule of Fixed Assets
                                                  G/L Account #1570.00
                                                      as of 8/31/03
                                                                            Date                                             Acc'd
Asset Tag ID                          Description                         Acquired    Department   Location      Cost        Depn
                --------------------------------------------------------------------------------------------------------------------
                Office Furniture - (6) Book Shelves & (1) Panel           08/23/00      Admin       Corona       818.34     (818.34)
                (1) HP BRIO Laptop                                        09/01/00       N/A          N/A        861.34     (861.34)
                Office Furnitures - Desks, Chairs & Cube Walls            09/15/00      Admin       Corona     1,104.17   (1,104.12)
Starcomm-0065   (1) Phone Line Simulator - Operation & Engr
                    Testing Equipment                                     09/15/00       Eng        Corona       994.56     (994.56)
                (1) 1520CT-2 Engr Equipment                               10/24/00       N/A          N/A        879.15     (854.70)
                (1) Lable Scanner / Printer for Production                12/14/00    Production    Corona       549.11     (503.25)
Starcomm-0024
Starcomm-0034   (4) Server/Type 1-- Intel STL2 SS3/LE Dual
                    FCPGA - Network Lab                                   04/25/01      STK RM      Corona     8,000.00   (6,444.38)
                (1) Table Top Display - Show Booth                        04/27/01       N/A          N/A      1,988.00   (1,601.38)
                (1) 4MB Memory Retrofit Kit - Engr. Lab                   05/14/01       N/A          N/A        772.20     (622.04)
Starcomm-0295   (1) Philip Monitor (from CDW) - Network Lab               04/19/01    Production    Corona       125.10     (100.85)
                (1) Network Server Intel STL2 SS3/LE Dual FCPGA           10/01/01       N/A          N/A      1,817.40   (1,161.04)
                (1) Network Server Intel STL2 SS3/LE Dual FCPGA           01/01/02       N/A          N/A      1,927.80   (1,071.00)
GDI-1003        (1) Computer for Agoura Hills- Engineering WorkStation    02/27/02       Eng      Huntington     936.36     (399.91)
N/A             (1) Defective Monitor Return                              03/12/02       N/A          N/A
GDI-1011        (2) GComputers for Signal Hill- Engineering WorkStations  03/15/02    Production    Corona     1,742.83     (871.38)
GDI-1008        (1) HP 8920B RF/Cellular Test Set                         03/01/02       Eng        Corona     9,568.00   (4,784.04)
NO TAG          (2) UTS MV-90 Translation System w / MV-90 software       04/30/02       Eng        Corona     6,500.00   (3,069.52)
GDI-1021        (1) Cellmate Analyst (for Engr.)                          05/31/02       N/A          N/A        624.18     (554.88)
                (1) Motherboard: Intel STL2 Dual Server & other PC
                    Supplies for RD27                                     06/01/02       N/A          N/A      1,834.37     (764.40)
                (32) Rack Modems: 3342R-006-2 (see inventory
                    txn #2413 6/30/02)                                    06/03/02       Eng        Corona     1,980.37     (825.15)
GDI-1027        (1) Programmer EMP21 w/110v Transformer - Engr. Dept.     10/23/02       Eng      Huntington     948.63     (289.85)

Ending Balance:                                                                                               43,971.91  (27,696.13)

                                                                                                                         (CONTINUED)

                                       6

                                                                              Net
Asset Tag ID                          Description                          Book Value           Comments
                -----------------------------------------------------------------------------------------------------------

                Office Furniture - (6) Book Shelves & (1) Panel                    -  some office furniture remains on site
                (1) HP BRIO Laptop                                                 -  lost
                Office Furnitures - Desks, Chairs & Cube Walls                  0.05  some office furniture remains on site
Starcomm-0065   (1) Phone Line Simulator - Operation & Engr
                    Testing Equipment                                              -  on hand in Corona
                (1) 1520CT-2 Engr Equipment                                    24.45  not sure of what this is
                (1) Lable Scanner / Printer for Production                     45.86  not sure of what this is
Starcomm-0024
Starcomm-0034   (4) Server/Type 1-- Intel STL2 SS3/LE Dual
                    FCPGA - Network Lab                                     1,555.62  2 CPU missing
                (1) Table Top Display - Show Booth                            386.62  not sure of what this is
                (1) 4MB Memory Retrofit Kit - Engr. Lab                       150.16  not sure of what this is
Starcomm-0295   (1) Philip Monitor (from CDW) - Network Lab                    24.25  not sure of what this is
                (1) Network Server Intel STL2 SS3/LE Dual FCPGA               656.36  not identified
                (1) Network Server Intel STL2 SS3/LE Dual FCPGA               856.80  not identified
GDI-1003        (1) Computer for Agoura Hills- Engineering WorkStation        536.45  Broken per Pichai - ACT CPU
N/A             (1) Defective Monitor Return                                       -  n/a
GDI-1011        (2) GComputers for Signal Hill- Engineering WorkStations      871.45  ACT System CPU
GDI-1008        (1) HP 8920B RF/Cellular Test Set                           4,783.96  used to test AMPS radios
NO TAG          (2) UTS MV-90 Translation System w / MV-90 software         3,430.48  Engr. Translation systems
GDI-1021        (1) Cellmate Analyst (for Engr.)                               69.30  Lost: Test fixture for cellular projects
                (1) Motherboard: Intel STL2 Dual Server & other PC
                    Supplies for RD27                                       1,069.97  not identified
                (32) Rack Modems: 3342R-006-2 (see inventory
                    txn #2413 6/30/02)                                      1,155.22  not identified
GDI-1027        (1) Programmer EMP21 w/110v Transformer - Engr. Dept.         658.78  to program microcontrollers -Pichai

Ending Balance:                                                            16,275.78


               Global Data, Inc.
               Equipment on Hand List
               as of 9/23/03

SEQ #     Page Asset Tag ID     Location             User             Item                     Description
 122        6  GDI-1000         Corona, CA           STOCK ROOM       MODEM RACK               19" RACK W/ NETWORK MGMT MODEMS
 121        6  GDI-1001         Corona, CA           STOCK ROOM       MODEM RACK               19" RACK W/ NETWORK MGMT MODEMS
 120        6  GDI-1002         Corona, CA           STOCK ROOM       MODEM RACK               19" RACK W/ NETWORK MGMT MODEMS
  10        1  GDI-1003         Huntington Beach, CA Pichai Tanvilai  CPU                      CPU (Broken)
  59        3  GDI-1007         Corona, CA                            Speaker                  PC Speakers
  27        1  GDI-1008         Corona, CA           STOCK ROOM       HP8920B                  RF COMMUNICATION TEST SET
  40 *      3  GDI-1010         Corona, CA                            Monitor                  17" PC Monitor
  91        5  GDI-1011         Corona, CA           OCTAVIO          CPU                      CPU UNDER OCTAVIO'S DESK
  78        4  GDI-1013         Corona, CA                            MOUSE                    MOUSE
  82        4  GDI-1016         Corona, CA           PRODUCTION       CPU                      CPU
 110        5  GDI-1022         Corona, CA                                                     TNET SH CT DS02
  30        1  GDI-1026         Corona, CA           STOCK ROOM       N/A                      CELLULAR TEST SET

   6        1  GDI-1027         Huntington Beach, CA Pichai Tanvilai  PROGRAMMER               EMP21 PROGRAMMER
  88 Lease  4  One-Stop Leasing Corona, CA           GENERAL OFFICE   COPIER                   DIGITAL COPY MACHINE
 141 ?      7  Starcomm-??      Corona, CA                            PRINTER                  LASER PRINTER
 143 ?      7  Starcomm-??      Corona, CA                            MONITOR                  MONITOR
 136        7  Starcomm-0002    Corona, CA           THO              CPU                      CPU - UNDER THO'S DESK
 130        7  Starcomm-0003    Corona, CA           PRODUCTION       Keyboard ON THO'S DESK   Keyboard
 137        7  Starcomm-0007    Corona, CA           PRODUCTION       CPU                      CPR - UNDER THO'S DESK
  73        4  Starcomm-0009    Corona, CA                            MONITOR                  MONITOR
 135        7  Starcomm-0010    Corona, CA           PRODUCTION       PROGRAMMER ON THO'S DESK EMP20 PROGRAMMER
   5        1  StarComm-0011    Huntington Beach, CA Pichai Tanvilai  ANALYZER                 Protocol Analyzer
  13        1  Starcomm-0012    Corona, CA           STOCK ROOM       N/A                      PC LAPTOP
  12        1  Starcomm-0013    Corona, CA           STOCK ROOM       N/A                      PC LAPTOP
  23        1  Starcomm-0015    Corona, CA           STOCK ROOM       USP-51                   IN CIRCUIT EMULATOR
  39        3  Starcomm-0016    Corona, CA                            Monitor                  17" PC Monitor
 139        7  Starcomm-0021    Corona, CA                            COPIER                   MINI COPIER
  77        4  Starcomm-0022    Corona, CA                            MONITOR                  MONITOR
 133        7  Starcomm-0023    Corona, CA           PRODUCTION       Keyboard ON THO'S DESK   Keyboard
  63        3  Starcomm-0024    Corona, CA           STOCK ROOM       CPU                      CPU
 131        7  Starcomm-0026    Corona, CA           PRODUCTION       PHONE ON THO'S DESK      GTE TELEPHONE
   8        1  StarComm-0029    Huntington Beach, CA Pichai Tanvilai  PRINTER                  Printer (Broken)
 140        7  Starcomm-0032    Corona, CA                            PRINTER                  DOT METRIX PRINTER
  64        3  Starcomm-0034    Corona, CA           STOCK ROOM       CPU                      CPU
  46        3  Starcomm-0035    Corona, CA                            Keyboard                 Keyboard
  24        1  Starcomm-0041    Corona, CA           STOCK ROOM       OSCILLOSCOPE             HP17L2A
  42        3  Starcomm-0046    Corona, CA                            Monitor
  74        4  Starcomm-0047    Corona, CA           PRODUCTION       CPU                      CPU
  69        4  Starcomm-0051    Corona, CA                            Keyboard                 Keyboard
  50        3  Starcomm-0052    Corona, CA                            Keyboard                 Keyboard
  75        4  Starcomm-0055    Corona, CA           PRODUCTION       CPU                      CPU

(CONTINUED)

SEQ #       Maker                 Model No.      S/N
 122
 121
 120
  10        ACT                   ACT SYSTEM     42929
  59        ENJOY                 SP-691
  27        HEWLETT PACKARD       HP8920B        US36141829
  40 *      TATUNG                C7ES           S80R144630214
  91        ACT SYSTEM                           43004
  78        MICROSOFT
  82        ATLANTIC COMPUTER     ACT            43005
 110
  30        IMAGING AND           2959
            COMMUNICATIONS
   6        Needham's Electronics EMP-21         324
  88 Lease  SHARP                 AR-287         06502683
 141 ?      HEWLETT PACKARD       DL3400
 143 ?      BTC                   MO-BTCJD166L   703000001327
 136        HEWLETT PACKARD                      US90463814
 130        HEWLETT PACKARD       SK-2505B       C981203886
 137        ACT
  73        MGC                   PVP-6415       107100472
 135        Needham's Electronics
   5        ANDO Electronics      AE-5120        84283578
  13                              SKD-4000       8200968
  12        ZEOS INTER - LTD      S99102-000     130692
  23        SIGNUM SYSTEM         UPS-51         11383
  39        VIEW SONIC            1764           5640605529
 139        CANON                 F131700        ZTB16431
  77        CTX                   VL-400         19071304317
 133        CHI CONY              KB-2961        8A13107097
  63        PC CLUB
 131        GTE                   25000          7030006416
   8        HP                    LaserJet III p 3129JA14X6
 140        FUJITSU               M3358A         MA53714
  64        PC CLUB
  46        CHOCONY               KB-2961        8A13100088
  24        HEWLETT PACKARD       HP1742A        1919A01094
  42        MITSUBISHI            SD4112C        M411205245
  74        PD SYSTEM
  69        DFI                   M/N E0360IQ    C914558811
  50        HONEY WELL            101WN          02369
  75        COMPUTIX

SEQ #     Page Asset Tag ID     Location             User             Item                     Description
  18        1  Starcomm-0063    Corona, CA           STOCK ROOM       N/A                      DIGITAL MULTI METER
  28        1  Starcomm-0064    Corona, CA           STOCK ROOM       N/A                      DEVICE PROGRAMMING TOOL
  21        1  Starcomm-0065    Corona, CA           STOCK ROOM       TLS-3                    TELEPHONE LINE SIMULATOR
  31        1  Starcomm-0068    Corona, CA           STOCK ROOM       HP1651A                  LOGIC ANALYZER
  22        1  Starcomm-0070    Corona, CA           STOCK ROOM       HP5314A                  FREQUENCY COUNTER
  29        1  Starcomm-0071    Corona, CA           STOCK ROOM       TLS-3                    TELEPHONE LINE SIMULATOR
  67        4  Starcomm-0073    Corona, CA                            STAMD CASE               STAND CASE FOR TEST EQUIPMENT
  47        3  Starcomm-0075    Corona, CA                            Keyboard                 Keyboard
  80        4  Starcomm-0081    Corona, CA           PRODUCTION       HEAT GUN                 HEAT GUN
 148        7  Starcomm-0088    Corona, CA           PRODUCTION       SCALE                    COUNTING SCALE
 149        7  Starcomm-0090    Corona, CA           PRODUCTION       PALLETMASTER             PALLET MOVER
  38        3  Starcomm-0095    Corona, CA                            Monitor                  17" PC Monitor
 147 ?      7  Starcomm-0096    Corona, CA           PRODUCTION       CPU                      CPU
 127 *      7  Starcomm-0098    Corona, CA           PRODUCTION       MONITOR ON THO'S DESK    17" PC MONITOR
  36 *      3  Starcomm-0101    Corona, CA                            Monitor                  17" PC Monitor
  37 *      3  Starcomm-0103    Corona, CA           ADMIN            Monitor                  17" PC Monitor ON MIKI'S DESK
  89        4  Starcomm-0106    Corona, CA           PRODUCTION       PRINTER                  LASER LABEL PRINTER
 146        7  Starcomm-0109    Corona, CA           NOT IN USE       CPU                      CPU USED BY KOURTNIE IN ACCTG
 145        7  Starcomm-0110    Corona, CA                            MONITOR                  MONITOR
 129        7  Starcomm-0111    Corona, CA           PRODUCTION       MOUSE ON THO'S DESK      Mouse
  83        4  Starcomm-0119    Corona, CA           PRODUCTION       OSCILLOSCOPE             OSCILLOSCOPE
  15        1  Starcomm-0120    Corona, CA           STOCK ROOM       OHM METER                VOA METER
  32        1  Starcomm-0122    Corona, CA           STOCK ROOM       HP1651B                  LOGIC ANALYZER
  14        1  Starcomm-0123    Corona, CA           STOCK ROOM       OSCILLOSCOPE             WAVE FORM / VECTOR MONITOR
 104        5  Starcomm-0143    Corona, CA
  65        3  Starcomm-0146    Corona, CA                            CPU                      CPU
  70        4  Starcomm-0147    Corona, CA                            MONITOR                  MONITOR
  79        4  Starcomm-0148    Corona, CA                            Keyboard                 Keyboard
   2        1  StarComm-0150    Huntington Beach, CA Pichai Tanvilai  CPU                      CPU
   1        1  StarComm-0151    Huntington Beach, CA Pichai Tanvilai  Monitor                  15" monitor
   9        1  StarComm-0155    Huntington Beach, CA Pichai Tanvilai  CPU                      CPU (Broken)
  48        3  Starcomm-0156    Corona, CA                            Keyboard                 Keyboard
 142        7  Starcomm-0159    Corona, CA           GENERAL OFFICE   PRINTER                  LASER PRINTER
  34        2  Starcomm-0162    Corona, CA           STOCK ROOM       Monitor                  17" PC Monitor
  56        3  Starcomm-0163    Corona, CA                            Speaker                  PC Speakers
  62        3  Starcomm-0166    Corona, CA           STOCK ROOM       CPU                      CPU
 132 *      7  Starcomm-0167    Corona, CA           PRODUCTION       MONITOR ON THO'S DESK    17" PC MONITOR
  43 *      3  Starcomm-0176    Corona, CA           STOCK ROOM       Keyboard                 Keyboard FOR HP LAPTOP
  44 *      3  Starcomm-0177    Corona, CA           STOCK ROOM       Keyboard                 Keyboard FOR HP LAPTOP
  45 *      3  Starcomm-0181    Corona, CA           STOCK ROOM       Keyboard                 Keyboard FOR HP LAPTOP
 144 *      7  Starcomm-0188    Corona, CA           PRODUCTION       MONITOR                  MONITOR
  76        4  Starcomm-0189    Corona, CA                                                     TLS-5
  52        3  Starcomm-0194    Corona, CA                            Mouse                    Mouse

  33        2  Starcomm-0205    Corona, CA           Miki Chavez      CPU                      CPU under Miki's Desk
   7        1  StarComm-0209    Huntington Beach, CA Pichai Tanvilai  CPU                      CPU (Broken)
   3        1  StarComm-0241    Huntington Beach, CA Pichai Tanvilai                           RF Communication Test Set
  11        1  Starcomm-0242    Corona, CA           STOCK ROOM       HP1672D                  LAGIC ANALYZER
  60        3  Starcomm-0246    Corona, CA           N/A              Port Replicator          for HP Laptop

(CONTINUED)

SEQ #       Maker                 Model No.      S/N
  18        FLUKE                 8050A
  28        LAGICAL DEVICE INC    UV ERASER
  21        TELTONE               TLS-3
  31        HEWLETT PACKARD       HP1651A        2723A00518
  22        HEWLETT PACKARD       HP5314A        2036A04383
  29        TELTONE               TLS-3
  67
  47                              RT-101
  80        HAKKO                 HAKKO850       8500302691
 148        DIGI MATEX INC        DC80           581178
 149                                             14101
  38        TATUNG                C7BZR          5TC010210611
 147 ?      ATLANTIC COMPUTER                    40511
 127 *      TATUNG                C7B2R          5TC948320994
  36 *      TATUNG                C7BZR          5TC940320125
  37 *      TATUNG                C7BZR          5TC948320381
  89        ZEBRA TECH            105-621-0000   G126405
 146        PACKARD BELL          A950-TWR
 145        PACKARD BELL          2024S          LEMY73904032
 129        PACKARD BELL          FDM-C10        73420334
  83        TEKTRONIX             2252           B011807
  15        BECKMAN INDUSTRIAL                   70613807
  32        HEWLETT PACKARD       HP1651B        2945A01655
  14        TEKTRONIC             1750           B034794
 104        CISCO                 2501           25142344
  65        PACKARD BELL          PM 7600        N460055005
  70        PACKARD BELL          1020           NPMN64207427
  79        PACKARD BELL          5131C          BCKB63221414
   2        ACT                   n/a            40841
   1        TATUNG                C7BZR          5TC004460118
   9        ACT                   n/a            40840
  48        NMB TECH INC          RT2258TW       60381030
 142        HEWLETT PACKARD       4050N
  34        VISTA POINT           TE770B         CY92092592
  56        HI-FI                                C0000345685
  62                                             P005A4600053
 132 *      VISTA POINT           TE770B         CY92092594
  43 *      ADESSO INC.           62970          98000652
  44 *      ADESSO INC.           62970          98006865
  45 *      ADESSO INC.           62970          98003760
 144 *      VISTA POINT
  76        TELTONE               TLS-5C-01      104119
  52        MICROSOFT             INTELLIGENT    3882A611
                                  12A PS/2
  33        UNKNWN                UNKNWN         P005A4600231
   7        HP                    n/a            P005A4600045
   3        HP                    HP8920-A       3248A02350
  11        HEWLETT PACKARD       1672D          US37420165
  60        HEWLETT PACKARD       HPF2025A       F2025-80001-0549 MFG 030


SEQ #     Page Asset Tag ID     Location             User             Item                     Description
  61        3  Starcomm-0247    Corona, CA           N/A              Port Replicator          for HP Laptop
   4        1  StarComm-0275    Huntington Beach, CA Pichai Tanvilai  PRINTER                  Printer
  17        1  Starcomm-0276    Corona, CA           STOCK ROOM       N/A                      DIGITAL MULTI METER
  16        1  Starcomm-0277    Corona, CA           STOCK ROOM       N/A                      POWER SUPPLY
  84        4  Starcomm-0284    Corona, CA                            MULTI METER              MULTI METER
  85        4  Starcomm-0285    Corona, CA                            MULTI METER              MULTI METER
 111        5  Starcomm-0291    Corona, CA                            TelemetryNet             CONTIVITY EXTRANET
                                                                      Server Switch            SWITCH 1500
 123        6  Starcomm-0296    Corona, CA                            TelemetryNet Server      SMART UPS
          ADD  Starcomm-0295    Corona, CA           OCTAVIO          Monitor                  15" PC monitor
 126        6  Starcomm-0297    Corona, CA                            TelemetryNet Server      SMART UPS
 119        5  Starcomm-0298    Corona, CA                            BATTERY                  BATTERY PACK for
                                                                                               TelemetryNet Network
 107        5  Starcomm-0301    Corona, CA
 102        5  Starcomm-0302    Corona, CA
  99        5  Starcomm-0303    Corona, CA
 103        5  Starcomm-0304    Corona, CA
 100        5  Starcomm-0305    Corona, CA                            SWITCH                   BASELINE 10/100 SWITCH
 101        5  Starcomm-0306    Corona, CA                            SWITCH                   BASELINE 10/100 SWITCH
 116 ?      5  Starcomm-0307    Corona, CA                                                     PORT S 1 EM
 108        5  Starcomm-0308    Corona, CA
  95        5  Starcomm-0312    Corona, CA           OCTAVIO          Keyboard                 ON OCTAVIO'S DESK
 109        5  Starcomm-0314    Corona, CA                                                     TNET SH CT DS01
 113        5  Starcomm-0315    Corona, CA                                                     TNET SH DV DS01
 114        5  Starcomm-0316    Corona, CA                                                     TNET SH PR DS01
 106        5  Starcomm-0319    Corona, CA                            PORT                     OMNI VIEW PRO 8 PORT
 115        5  Starcomm-0320    Corona, CA                                                     PORT S 16 EM
 105        5  Starcomm-0328    Corona, CA                            PORT                     OMNI VIEW PRO 8 PORT
 117 ?      5  Starcomm-0330    Corona, CA                                                     0-8 65.164.163.40
  92        5  Starcomm-0331    Corona, CA           OCTAVIO          LAPTOP                   LAPTOP ON OCTAVIO'S
                                                                                               DESK FOR TESTING
  19        1                   Corona, CA           STOCK ROOM       PTT5102                  TELEPHONE SIMULATOR
  20        1                   Corona, CA           STOCK ROOM       HP4952A                  PROTOCOL ANALYZER
  25        1                   Corona, CA           STOCK ROOM       TOPWARD                  DC POWER SUPPLY
  26        1                   Corona, CA           STOCK ROOM       PC-30VM                  DC POWER SUPPLY
  35        2                   Corona, CA           Miki Chavez      COLOR PRINTER            STYLUS COLOR 600
  41        3                   Corona, CA                            Monitor
  49        3                   Corona, CA                            Keyboard                 Keyboard
  51        3                   Corona, CA                            Keyboard                 Keyboard
  53        3                   Corona, CA                            Mouse                    Mouse
  54        3                   Corona, CA                            Mouse                    Mouse
  55        3                   Corona, CA                            Speaker                  PC Speakers
  57        3                   Corona, CA                            Speaker                  PC Speakers
  58        3                   Corona, CA                            Speaker                  PC Speakers
  66        3                   Corona, CA                            CPU                      CPU
  68        4                   Corona, CA                            Mouse                    Mouse
  71        4                   Corona, CA                            Mouse                    Mouse
  72        4                   Corona, CA                            Keyboard                 Keyboard
  81        4                   Corona, CA           PRODUCTION       SOLDERING STATION        SOLDERING STATION
  86        4                   Corona, CA           PRODUCTION       SOLDERING STATION        SOLDERING STATION
  87        4                   Corona, CA           PRODUCTION       LAPTOP                   LAPTOP

(CONTINUED)

SEQ #       Maker                 Model No.      S/N
  61        HEWLETT PACKARD       HPF2025A       F2025-80001-0633 MFG 030
   4        HP                    DeskJet 1220C  SG070130JH
  17        SIMPSON               464-4          31587
  16        STABYLEK ELEC - LTD   7CR/CL         9307
  84        FLUKE                 FLUKE 70 III   76960519
  85        FLUKE                 FLUKE 79 III   77301491
 111        NORTEL                DM1401042      SFBLD315257

 123        APC                   SV2200RMXLNET  WS0102004351
            PHILLIPS              105E11/74N     52646629
 126        APC                   SU220RMXLNET   WS0108014021
 119                              SU48RMXCBP     XSO113000028

 107        APC                   AP9225EXP      WA0104004808
 102        APC                   AP9225EXP      WA0104004804
  99        APC                   AP9606         WA0050012069
 103        APC                   AP9225EXP      WA0050012080
 100        3COM                  3C16465B       7MFF025999
 101        3COM                  3C16465B       7MFF026036
 116 ?      DIGI                  16CM232CR2     V10728682
 108        CISCO                 2600           JMX0517K3K4
  95        QTRONIX CORP          SCORPLUS-305   910000671
 109
 113
 114
 106        OMNI                  F1D108-0SD     3004400044
 115        DIGI                  16CM232CR2     V10192563
 105        OMNI                  F1D108-0SD     3012876285
 117 ?
  92        COMPAQ                ARMEDA V300    1J9BCXX4Y60N

  19        PTT                   5102           CDR1374
  20        HEWLETT PACKARD       4952A          2291A05321
  25        TOPWARD ELECTRIC      3601A          668641
  26        VECTRONICS CORP.      PS-30VM
  35        EPSON                 P954A          AAA1490939
  41        EDISON                1428SV
  49        FUJITSU               FKB4700        D901O561
  51        BTC                   BTC-53
  53        MICROSOFT             PNXOS-51688    3512271-00000
  54        PACKARD BELL          PAM C6         2855274
  55        ENJOY                 EP-691
  57        ENJOY                 EP-691
  58        JAZZ                  J-215          J80160973
  66        ACT                   ACT            03327
  68        LOGICTECH                            L01041001659
  71        MICROSOFT
  72        UTE ON / 4100         SK4100R-10     M911005911
  81        EDSYN INC             952SX
  86        EDSYN INC             951SX
  87        TOSHIBA               300CDS         38017355


SEQ #     Page Asset Tag ID     Location             User             Item                     Description
  90        4                   Corona, CA           PRODUCTION       LAPTOP                   LAPTOP
  93        5                   Corona, CA           OCTAVIO          PHONE SIMULATOR          IN OCTAVIO'S CUBE
  94        5                   Corona, CA           OCTAVIO          PHONE                    ON OCTAVIO'S DESK
  96        5                   Corona, CA           OCTAVIO          Mouse                    ON OCTAVIO'S DESK
  97        5                   Corona, CA           OCTAVIO          CPU                      MV90 HORIZONTAL TOWER
  98        5                   Corona, CA           STOCK ROOM       CPU                      MV90 HORIZONTAL TOWER
 112        5                   Corona, CA
 118 ?      5                   Corona, CA                                                     0-5 65.164.163.39
 125        6                   Corona, CA                            BATTERY                  BATTERY PACK
 128        7                   Corona, CA                            SPEAKER                  PC Speakers
 134        7                   Corona, CA                            Mouse                    Mouse
 138        7                   Corona, CA           PRODUCTION       CPU                      CPU - UNDER THO'S DESK

(CONTINUED)

SEQ #       Maker                 Model No.      S/N
  90        FUJITSU               LIFEBOOK C340  89611688
  93        TELTOME               TLS3
  94        SBC                   TMX1105BKSBC   AH10011159
  96        QTRONIX CORP          LIBRA 35PM     010103676
  97        ENERJE                UTS MV-90      6120365
  98        ENERJE                UTS MV-90      61203707
 112        VODAVI                5000-00        SBE916566
 118 ?
 125                              SU48RMXLBP     XS0113000029
 128        POLLO AUDIO
 134        MICROSOFT             P/N 50674      0249750
 138        MCFARLAND


                                                     Global Data, Inc.
                                                     Equipment on Lease or Rent from Others
                                                     as of 8/31/03
                                                     (Form 571-L)


                                                                                                   Date              Monthly
                                                                                                   Acquired  Initial Install
Lessor Name  Phone     Lease   Acct# Location of Property  Qty Description           Current User (delivered) Pmt     ment
-----------  -----     -----   ----- --------------------  --- --------------------- ------------- ------- --------  ------
GreatAmerica (319)261- 125065   N/A  405 N. Smith Ave.,     1  Trade Show Booth for  Sales Dept    8/10/00   983.70  491.84
Leasing      4185                    Corona, CA  92880         Sales: 10' x 20'
Corporation                                                    mosaid backwall with
                                                               6 shelves, 6 round
                                                               tables and lights
Union Safe   (800)345- 0025248 73687 405 N. Smith Ave.,     1  HP Omnibook XE3       Corona Office 9/18/00 3,333.50 1615.03
Bank         6134                    Corona, CA  92880         & 64 MB memory uprade
Union Safe   (800)345- 0025248 73687 405 N. Smith Ave.,     1  HP Omnibook XE3       Polly         9/18/00
Bank         6134                    Corona, CA  92880         & 64 MB memory uprade
Union Safe   (800)345- 0025248 73687 Colorado               1  HP Omnibook XE3       Steve Park    9/18/00
Bank         6134                                              & 64 MB memory uprade
Union Safe   (800)345- 0025248 73687 18379 Lazy Summer Way, 1  HP Omnibook XE3       Charles       9/18/00
Bank         6134                    Monument, CO 80132        & 64 MB memory uprade Lindsay
Union Safe   (800)345- 0025248 73687 Malibu, CA             1  HP Omnibook XE3       Sean          9/18/00
Bank         6134                                              & 64 MB memory uprade
Union Safe   (800)345- 0025248 73687 N/A                    1  HP Omnibook XE3       Lost          9/18/00
Bank         6134                                              & 64 MB memory uprade
Union Safe   (800)345- 0025248 73687 Benson, NC             1  HP Omnibook XE3       Debbie        9/18/00
Bank         6134                                              & 64 MB memory uprade Wheeler-Wise
Union Safe   (800)345- 0025248 73687 N/A                    1  HP Omnibook XE3       Lost          9/18/00
Bank         6134                                              & 64 MB memory uprade
Union Safe   (800)345- 0025248 73687 405 N. Smith Ave.,     1  HP Omnibook Port      Admin         9/18/00
Bank         6134                    Corona, CA  92880         Replicator
Union Safe   (800)345- 0025248 73687 405 N. Smith Ave.,     1  HP Omnibook Port      Polly         9/18/00
Bank         6134                    Corona, CA  92880         Replicator
Union Safe   (800)345- 0025248 73687 Colorado               1  HP Omnibook Port      Steve Park    9/18/00
Bank         6134                                              Replicator
Union Safe   (800)345- 0025248 73687 18379 Lazy Summer Way, 1  HP Omnibook Port      Charles       9/18/00
Bank         6134                    Monument, CO 80132        Replicator            Lindsay
Union Safe   (800)345- 0025248 73687 Malibu, CA             1  HP Omnibook Port      Sean          9/18/00
Bank         6134                                              Replicator
Union Safe   (800)345- 0025248 73687 405 N. Smith Ave.,     1  HP Omnibook Port      Admin         9/18/00
Bank         6134                    Corona, CA  92880         Replicator
Union Safe   (800)345- 0025248 73687 Benson, NC             1  HP Omnibook Port      Debbie        9/18/00
Bank         6134                                              Replicator            Wheeler-Wise
Union Safe   (800)345- 0025248 73687 N/A                    1  HP Omnibook Port      Lost          9/18/00
Bank         6134                                              Replicator
Union Safe   (800)345- 0025248 73687                        1  Futura 17" Monitor    Lost          9/18/00
Bank         6134
Union Safe   (800)345- 0025248 73687                        1  Futura 17" Monitor    Lost          9/18/00
Bank         6134
Union Safe   (800)345- 0025248 73687                        1  Futura 17" Monitor    Lost          9/18/00
Bank         6134
Union Safe   (800)345- 0025248 73687                        1  Futura 17" Monitor    Lost          9/18/00
Bank         6134
Union Safe   (800)345- 0025248 73687 405 N. Smith Ave.,     1  HP Omnibook LI-On     Lost          9/18/00
Bank         6134                    Corona, CA  92880         Battery for XE3
Union Safe   (800)345- 0025248 73687 405 N. Smith Ave.,     1  HP Omnibook LI-On     Lost          9/18/00
Bank         6134                    Corona, CA  92880         Battery for XE3
Union Safe   (800)345- 0025248 73687 405 N. Smith Ave.,     1  Adesso Keyboard       Admin         9/18/00
Bank         6134                    Corona, CA  92880
Union Safe   (800)345- 0025248 73687 405 N. Smith Ave.,     1  Adesso Keyboard       Admin         9/18/00
Bank         6134                    Corona, CA  92880
Union Safe   (800)345- 0025248 73687 405 N. Smith Ave.,     1  Adesso Keyboard       Admin         9/18/00
Bank         6134                    Corona, CA  92880
Union Safe   (800)345- 0025248 73687 405 N. Smith Ave.,     1  Seagate Tapestor      Network       9/18/00
Bank         6134                    Corona, CA  92880         12/24 GB              Server
Union Safe   (800)345- 0025248 73687 Huntington Beach, CA   1  HP DeskJet            Pichai        9/18/00
Bank         6134                                              1220CXI Printer       Tanvilai
Union Safe   (800)345- 0025248 73687 405 N. Smith Ave.,     1  APC,Smart-UPS         Network       9/18/00
Bank         6134                    Corona, CA  92880         700W Kit              Server
Union Safe   (800)345- 0025248 73687 405 N. Smith Ave.,     1  APC,Smart-UPS         Network       9/18/00
Bank         6134                    Corona, CA  92880         1000W Kit             Server
Union Safe   (800)345- 0025248 73687 405 N. Smith Ave.,     1  File Server w/Intel   Network       9/18/00
Bank         6134                    Corona, CA  92880         L440G Motherboard,    Server
                                                               IntelPII 750, 512MB
                                                               (2-pc133 SDRAM-
                                                               256MB), 2-imb Ulta
                                                               SCSI 36B Hardrive,
                                                               48x termnator, MS NT
                                                               4.0 server 5 License,
                                                               MS NT 4.0 20 User
                                                               License pack
Union Safe   (800)345- 0025248 73687 405 N. Smith Ave.,     1  Starteam 4.2 Licenses Network       9/18/00
Bank         6134                    Corona, CA  92880         software and upgrade  Server
Union Safe   (800)345- 0025248 73687 405 N. Smith Ave.,     1  Starteam 4.2          Network       9/18/00
Bank         6134                    Corona, CA  92880         perpectual license    Server
                                                               and upgrade
Union Safe   (800)345- 0025248 73687                        1  Iomega Zip CD         Lost          9/18/00
Bank         6134                                              Rewriter
Union Safe   (800)345- 0025248 73687 405 N. Smith Ave.,     1  Engineering WKSTN-    Engineering   9/18/00
Bank         6134                    Corona, CA  92880         w/PIII 7333 MHz Intel Dept
                                                               CPU, PC133 SDRAM
                                                               128MB, Midtower ATX
                                                               case, WD 30.7GB eide
                                                               Hardrive, Teac 3.5"
                                                               Floopy Drive, Toshiba
                                                               48x CDRom, BTC
                                                               Keyboard, MS
                                                               Intellihouse, 17"
                                                               SVGA Monitor, 16MB
                                                               Diamond 4x agp video
                                                               conroller, speakers,
                                                               PCI 10/100 Ethernet,
                                                               MS Win98 SE
Union Safe   (800)345- 0025248 73687 405 N. Smith Ave.,     1  Desktop PC W/533                    9/18/00
Bank         6134                    Corona, CA  92880         Celeron Processor,
                                                               20GB HD, 128MB SDRAM,
                                                               10/100 Ethernet, MS
                                                               Intellimouse,
                                                               Keyboard, Speakers,
                                                               WIN98 SE, 17" Monitor
Union Safe   (800)345- 0025248 73687 405 N. Smith Ave.,     1  Desktop PC8W/533                    9/18/00
Bank         6134                    Corona, CA  92880         Celeron Processor,
                                                               20GB HD, 128MB SDRAM,
                                                               10/100 Ethernet, MS
                                                               Intellimouse,
                                                               Keyboard, Speakers,
                                                               WIN98 SE, 17" Monitor
Union Safe   (800)345- 0025248 73687 405 N. Smith Ave.,     1  Desktop PC8W/533                    9/18/00
Bank         6134                    Corona, CA  92880         Celeron Processor,
                                                               20GB HD, 128MB SDRAM,
                                                               10/100 Ethernet, MS
                                                               Intellimouse,
                                                               Keyboard, Speakers,
                                                               WIN98 SE, 17" Monitor
                                                                                                           $4,317.20
                                                                                                           =========

continued on next page
                                       16a

                                                                                  Lease
                                                                                  Term    Pur-    On
                  Item       Serial        GDI Asset     Unit      Duration of     (#     chase Property
Lessor Name      Number      Number         Tag ID       Price      Lease/Rent     mo.)  Option  >6 mo.  Note:
-----------    ----------  ------------ --------------- -------- ----------------- ----  ------  ------- -----

GreatAmerica   N/A                                               08/10/00-08/09/03  36      Y       Y    Paid $1000 settlement
Leasing                                                                                                  in Sep-03 to buyout the
Corporation                                                                                              lease


Union Safe     HP03E6      TW03612356   Starcomm-0191   2,375.00 10/11/00-10/10/03  36      Y       Y    Previous user: Bob Merritt
Bank
Union Safe     HP03E7                                   2,375.00 10/11/00-10/10/03  36      Y       Y
Bank
Union Safe     HP03E8      TW03606083   Starcomm-0160   2,375.00 10/11/00-10/10/03  36      Y       Y    Previous user: Marie Sutter
Bank
Union Safe     HP03E9      TW03612351   Starcomm-0184   2,375.00 10/11/00-10/10/03  36      Y       Y    Previous use: Phil Sutter
Bank
Union Safe     HP03E10                                  2,375.00 10/11/00-10/10/03  36      Y       Y
Bank
Union Safe     HP03E11                                  2,375.00 10/11/00-10/10/03  36      Y       N    Previous user: Terry Gaiser
Bank
Union Safe     HP03E12                                  2,375.00 10/11/00-10/10/03  36      Y       N
Bank
Union Safe     HP03E13                                  2,375.00 10/11/00-10/10/03  36      Y       N    Previous user: Charley
Bank                                                                                                     Smart
Union Safe     HP0E229     F2025-80001- Starcomm-0246   165.00   10/11/00-10/10/03  36      Y       Y    Previous user: Bob Merritt
Bank                       0549 MFG 030
Union Safe     HP0E230                                  165.00   10/11/00-10/10/03  36      Y       Y
Bank
Union Safe     HP0E231     F2025-80001- Starcomm-0161   165.00   10/11/00-10/10/03  36      Y       Y    Previous user: Marie Sutter
Bank                       006
Union Safe     HP0E232     F2025-80001- Starcomm-0183   165.00   10/11/00-10/10/03  36      Y       Y    Previous user: Phil Sutter
Bank                       005
Union Safe     HP0E233                                  165.00   10/11/00-10/10/03  36      Y       Y
Bank
Union Safe     HP0E234     F2025-80001- Starcomm-0247   165.00   10/11/00-10/10/03  36      Y       N    Previous user: Terry Gaiser
Bank                       006
Union Safe     HP0E235                                  165.00   10/11/00-10/10/03  36      Y       N
Bank
Union Safe     HP0E236                                  165.00   10/11/00-10/10/03  36      Y       N    Previous user: Charley
Bank                                                                                                     Smart
Union Safe     FM11462                                  185.00   10/11/00-10/10/03  36      Y       Y    Monitor not located @
Bank                                                                                                     Corona
Union Safe     FM11463                                  185.00   10/11/00-10/10/03  36      Y       Y    Monitor not located @
Bank                                                                                                     Corona
Union Safe     FM11464                                  185.00   10/11/00-10/10/03  36      Y       Y    Monitor not located @
Bank                                                                                                     Corona
Union Safe     FM11465                                  185.00   10/11/00-10/10/03  36      Y       Y    Monitor not located @
Bank                                                                                                     Corona
Union Safe     HP03E669                                 140.00   10/11/00-10/10/03  36      Y       Y
Bank
Union Safe     HP03E670                                 140.00   10/11/00-10/10/03  36      Y       Y
Bank
Union Safe     A8194K                   Starcomm-0176    32.00   10/11/00-10/10/03  36      Y       Y
Bank
Union Safe     A8194K                   Starcomm-0177    32.00   10/11/00-10/10/03  36      Y       Y
Bank
Union Safe     A8194K                   Starcomm-0181    32.00   10/11/00-10/10/03  36      Y       Y
Bank
Union Safe     S12/24-1092                              950.00   10/11/00-10/10/03  36      Y       Y    Network Data Backup Devise
Bank
Union Safe     HP100024    SG070130JH   Starcomm-0275   500.00   10/11/00-10/10/03  36      Y       Y    Previous user: Production /
Bank                                                                                                     Engr
Union Safe     A6124777                                 335.00   10/11/00-10/10/03  36      Y       Y
Bank
Union Safe     A1210008                 Starcomm-0187   489.00   10/11/00-10/10/03  36      Y       Y
Bank
Union Safe     CC076243                                 4,435.00 10/11/00-10/10/03  36      Y       Y
Bank








Union Safe     SSTR11865                                7,364.00 10/11/00-10/10/03  36      Y       Y
Bank
Union Safe     SSTR1197                                     -    10/11/00-10/10/03  36      Y       Y
Bank

Union Safe     IO45900345                               250.00   10/11/00-10/10/03  36      Y       Y
Bank
Union Safe     E44316                                   1,190.00 10/11/00-10/10/03  36      Y       Y
Bank













Union Safe     DT0691202P                               875.00   10/11/00-10/10/03  36      Y       Y    not identified
Bank





Union Safe     DT0691203P                               875.00   10/11/00-10/10/03  36      Y       Y    not identified
Bank





Union Safe     DT0691204P                               875.00   10/11/00-10/10/03  36      Y       Y    not identified
Bank





                                                        $39,574.00
                                                        ==========


                                      16b

                                                    GLOBAL DATA, INC.
                                        EQUIPMENT OUT ON LEASE OR RENT TO OTHERS
                                                      AS OF 8/31/03
                                                      (Form 571-L)

                             Location of                                  Equip                     Duration of How      Fixed Asset
Name       Address           the Property     Qty Description      Date    Cost   ID #              Lease/Rent  Aquired  or Expensed

SAS Manu-  405 N. Smith Ave, 405 N. Smith Ave, 1 Phone Line       unknown unknown Asset #StarComm-  No set date Purchased On Fixed
facturing  Corona, CA 92880  Corona, CA 92880    Simulator LS200-8                0073 SN 4291842   per Mike              Asset List
SAS Manu-  405 N. Smith Ave, 405 N. Smith Ave, 1 Computer         unknown unknown Asset #StarComm-  No set date Purchased On Fixed
facturing  Corona, CA 92880  Corona, CA 92880                                     0048              per Mike              Asset List
SAS Manu-  405 N. Smith Ave, 405 N. Smith Ave, 1 Computer         unknown unknown Asset #StarComm-  No set date Purchased On Fixed
facturing  Corona, CA 92880  Corona, CA 92880                                     0049              per Mike              Asset List
SAS Manu-  405 N. Smith Ave, 405 N. Smith Ave, 1 KeyBoard         unknown unknown Asset #StarComm-  No set date Purchased On Fixed
facturing  Corona, CA 92880  Corona, CA 92880                                     0054              per Mike              Asset List
SAS Manu-  405 N. Smith Ave, 405 N. Smith Ave, 1 KeyBoard         unknown unknown Asset #StarComm-  No set date Purchased On Fixed
facturing  Corona, CA 92880  Corona, CA 92880                                     0057              per Mike              Asset List
SAS Manu-  405 N. Smith Ave, 405 N. Smith Ave, 1 Monitor          unknown unknown Asset #StarComm-  No set date Purchased On Fixed
facturing  Corona, CA 92880  Corona, CA 92880                                     0074              per Mike              Asset List
SAS Manu-  405 N. Smith Ave, 405 N. Smith Ave, 1 Monitor          unknown unknown SN 52460380 (not  No set date Purchased unknown
facturing  Corona, CA 92880  Corona, CA 92880                                     on asset list)    per Mike
SAS Manu-  405 N. Smith Ave, 405 N. Smith Ave, 1 Mouse            unknown unknown SN 990810422 (not No set date Purchased unknown
facturing  Corona, CA 92880  Corona, CA 92880                                     on asset list)    per Mike
SAS Manu-  405 N. Smith Ave, 405 N. Smith Ave, 1 Data/Fax Modem   unknown unknown SN 990710391-     No set date Manu-     Inv Exp
facturing  Corona, CA 92880  Corona, CA 92880    PN 1442E-003-2                   0388              per Mike    factured  to Mfg
SAS Manu-  405 N. Smith Ave, 405 N. Smith Ave, 1 Data/Fax Modem   unknown unknown SN 990810394-     No set date Manu-     Inv Exp
facturing  Corona, CA 92880  Corona, CA 92880    PN 3342E-003-2                   0079              per Mike    factured  to Mfg
SAS Manu-  405 N. Smith Ave, 405 N. Smith Ave, 1 Modem Rack PN    unknown unknown Not on Fixed      No set date Manu-     Inv Exp
facturing  Corona, CA 92880  Corona, CA 92880    CC-2016-01                       Asset List        per Mike    factured  to Mfg
SAS Manu-  405 N. Smith Ave, 405 N. Smith Ave, 1 2 Position       unknown unknown N/A               No set date Purchased Inv Exp
facturing  Corona, CA 92880  Corona, CA 92880    Switch Box                                         per Mike              to Mfg
SAS Manu-  405 N. Smith Ave, 405 N. Smith Ave, 1 PCB RS232/485    unknown unknown N/A               No set date Built in
facturing  Corona, CA 92880  Corona, CA 92880    Test Fixture                                       per Mike    House
SAS Manu-  405 N. Smith Ave, 405 N. Smith Ave, 2 Transformer      unknown unknown N/A               No set date Manu-     Inv Exp
facturing  Corona, CA 92880  Corona, CA 92880    P/N 40-2007-001                                    per Mike    factured  to Mfg
SAS Manu-  405 N. Smith Ave, 405 N. Smith Ave, 2 Transformer      unknown unknown N/A               No set date Manu-     Inv Exp
facturing  Corona, CA 92880  Corona, CA 92880    P/N 40-2001-001                                    per Mike    factured  to Mfg

                                   APPENDIX D

                                    INVENTORY
                                    ---------


      [See attached list, to be confirmed/finalized within 30 days pursuant to Section 2.3.1]


Sep 23, 2003                                             GLOBAL DATA, INC.
9:26 am                                                ON HAND DETAIL REPORT
                                                      Sorted by Product Line

                             Description                     Receipt              On Hand
Part Number                Receipt Detail                      Date              Remaining       Unit Cost            Stock Value
=============          ============================          ========            =========       ==========          =============
                                                     *** Product Line: 10 ***
03-1002-003            PCB, SP001, 5x5, 2400E                06/05/03                  3           4.4500                  13.35
03-1010-007            PCB, SP004, REV D2                    08/16/00                603           4.4500               2,683.35
03-1012-003            PCB, SP008, BACK PLANE,
                       PWR DIST, REV. B                      08/01/02                 45           6.6500                 299.25
03-1021-006            PCB, SP011, REV C3, TD                09/24/01                158           4.4500                 703.10
03-1027-002            PCB, SP024, PWR MODULE                03/16/01                264           3.2500                 858.00
03-1029-004            PCB, SP025, REV C1                    04/18/02                 12           4.4500                  53.40
03-1030-001            PCB, SP031, REV A1                    06/05/03                  2           2.5000                   5.00
03-1031-002            PCB, SP028, REV A1                    09/20/02                 57           3.2500                 185.25
03-1032-001            PCB, INSULATOR, BACK PLANE,
                       RACK, SP008, BLACK                    11/25/02                 58           2.5000                 145.00
03-1033-001            PCB, SHEILD, BACK PLANE,
                       RACK, SP008, BLACK                    03/03/03                 82           2.5000                 205.00
03-1037-002            PCB, SP029, REV B                     01/14/02                100           4.5000                 450.00
03-1038-001            PCB, DB25, REV A                      01/04/02                 97           0.7200                  69.84
03-1042-001            PCB, SP126, REV A                     07/09/01                257           6.2500               1,606.25
03-1043-001            PCB, DCS2001, REV B                   04/29/03                  1           4.4500                   4.45
03-1044-003            PCB, SP204 REV B                      05/18/01                  8           2.4000                  19.20
03-1045-003            PCB, SP203, REV A1                    05/21/01                 11          15.0000                 165.00
03-1051-001            PCB, SP132 REV A                      08/19/03                 80           2.8500                 228.00
03-1055-002            PCB, SP134 REV B, CDMA RADIO
                       BOARD                                 03/13/03                  1           3.1250                   3.13
03-1056-002            PCB, SP135 REV B, GSM RADIO
                       BOARD                                 03/13/03                  2           3.1250                   6.25
03-1058-002            PCB, CK201, REV B                     03/24/03                400           4.4500               1,780.00
03-1059-001            PCB, SP134 REV B, POWER
                       BOARD                                 03/13/03                  1           3.1250                   3.13
03-1060-001            PCB, SP135 REV B, POWER
                       BOARD                                 03/13/03                  2           3.1250                   6.25
04-1001-001            CABLE, RJ11 ML to RJ11 ML,
                       7ft                                   05/01/02                 80           0.1900                  15.20
04-1003-001            CABLE, PWR, 230v, IEC320 to
                       CEE 7/16                              12/11/96                 66           2.5000                 165.00
04-1004-001            CABLE, PWR, IEC 320 TO
                       NEMA 5-15P,  7.5 FT                   11/19/02                 48           1.6500                  79.20
04-1007-001            CABLE, PWR, BARREL, 12MM,
                       PIG TAIL, TINNED, 3FT                 03/19/01                  6           0.9800                   5.88
04-1011-001            CABLE, MULTIPRT, DB25F-RJ50M
                       2 FT                                  07/26/00                830           2.9800               2,473.40
04-1012-001            CABLE, ANTENNA, MINI UHF TO
                       TNC BULK HEAD, 16.5" LONG,
                       RG 58/U                               03/05/02                 75          12.7400                 955.50
04-1014-001            CABLE, RJ11 TO RJ11, 4 COND,
                       7.5" LONG, SILVER SATI                03/05/02                364           0.8500                 309.40
04-1014-002            CABLE, RJ11 TO RJ11, 4 COND,
                       10" LONG, SILVER SATIN                09/28/01                353           0.8500                 300.05
04-1017-001            CABLE, ANTENNA, SMA TO TNC
                       BULKHEAD, 6" LONG, RG 58/U,
                       SP126                                 07/23/01                235          10.0400               2,359.40
04-1019-001            CABLE, RIBBON, 20 CIRCUITS,
                       IDC TRANSITION PLUG TO IDC
                       FML SOCKET, 2 IN. LONG                02/20/03                 53           1.8000                  95.40
04-1020-001            CABLE, ANTENNA, SMA TO TNC
                       BULKHEAD, 11", RG58,
                       STARPOINT DOCKING ENCL                03/27/03                131          12.3400               1,616.54
04-1024-002            CABLE, ANTENNA, ENMAX, MMCX
                       RA GLD PLUG TO N MALE, 32",
                       RG-174/U                              12/18/02                  8          10.8900                  87.12
04-1025-001            CABLE, MCA RA PLUG, 80mm
                       LONG, PIG TAIL, STRIPP                09/17/03                250           1.1500                 287.50
04-1026-001            CABLE, ANTENNA, SMA PLUG TO
                       SMA BULKHEAD, LMR-100,                01/06/03                 50           9.0400                 452.00
04-1027-001            CABLE, MMCX RA PLUG, 3.50"
                       LONG, PIG TAIL, STRIPP                03/21/03                 65           4.6000                 299.00
04-2001-001            HARNESS, 16 - 2 WIRE RJ11 -
                       50 PIN TELCO, FEMALE                  07/25/96                  1          53.6800                  53.68
04-2002-001            HARNESS, 8 - 2/4 WIRE RJ11 -
                       50 PIN TELCO, FEMALE                  07/25/96                  1          38.0800                  38.08
04-2003-001            HARNESS, 16 - 2 WIRE RJ11 -
                       50 PIN TELCO, MALE                    07/25/96                  1          53.6800                  53.68
04-3001-001            HARNESS, PWR, RACK, 6x1,
                       .125CTR  TO .1CTR                     10/31/01                753           3.3000               2,484.90
04-3002-001            HARNESS, PWR, RACK, 2x1
                       .125CTR TO QUICK DISCONECT,
                       & GROUND LUG TO QUICK                 10/31/01                797           1.9100               1,522.27
04-3004-001            HARNESS, PWR, AUX, LOW PWR,
                       3x1, POLORIZED, PIG TAIL,
                       3FT                                   09/30/98                 62           0.6600                  40.92




04-3006-001            HARNESS, GROUNDING,
                       2 ROUND TERMINALS #6,
                       22 AWG, TIN TAIL, 144-                05/02/00                  7           1.1000                   7.70
04-3007-001            HARNESS, CHARGER TO TRX,
                       4 COND, 18 AWG, 5" LON                03/05/02                 10           1.8500                  18.50
04-3008-001            HARNESS, INTERNAL WIRING,
                       CS832B                                03/05/02                 16           3.6500                  58.40
04-3010-001            HARNESS, PWR, CHARGER TO
                       MODEM, 2 COND, 18 AWG,
                       14" LONG, STRIPPED                    09/28/01                285           1.4000                 399.00
04-3011-001            HARNESS, GROUNDING, .250
                       FML FASTON, FLAG, 7" LONG,
                       GRN 18 AWG, STRIPPED                  03/27/03                269           0.7600                 204.44
04-3012-002            HARNESS, INTERNAL WIRING,
                       SP126                                 07/05/01                207           2.6600                 550.62
04-3013-001            HARNESS, PWR, SP126                   07/05/01                205           0.9000                 184.50
04-3014-001            HARNESS, GND CABLE, GREEN,
                       w/ #6 RING TERM., 6" LENTH,
                       STRIP & TINNED, SP126                 07/05/01                208           0.6800                 141.44
04-3015-001            HARNESS, INTER., DC OUTPUT,
                       CONNECTORS, xx", STARPOINT
                       DOCKING ENCLOSURE                     03/27/03                158           3.2000                 505.60
04-3016-001            HARNESS, INT., AC POWER,
                       CONNECTORS, xx", STARPOINT
                       DOCKING ENCLOSURE                     03/27/03                158           1.0300                 162.74
04-3019-001            HARNESS, CRM4100 CELL RADIO
                       INTERCONNECT, 600mW                   02/13/02                103           1.8000                 185.40
04-3020-001            HARNESS, POWER, STARPOINT,
                       CDPD, ENMAX                           03/28/03                100           3.4000                 340.00
04-3027-001            HARNESS, PWR, 12", 1-BLK
                       1-WHT, w/ .250 FML FASTON
                       FOR EZ MARWELL                                                 12           0.5900                   7.08
04-3028-001            EZ-Star Interface Cable
                       DB9 TO RJ11                           07/11/03                 76           2.7500                 209.00
04-3029-001            PWR HARNESS, EZ WALLMOUNT,
                       1-WHT,1-BLK,1GRN, 6' L                                          4           2.7900                  11.16
06-1004-001            PWR SUPPLY, DC-DC, CONVTR,
                       18vdc-75vdc IN, 12vdc OUT,
                       10 WATT MODULE                        02/28/01                891          18.8200              16,768.62
06-1006-001            PWR, SUPPLY, AC-DC, 15v,
                       5.0 x 3.0 x 1.2, 45 WA                04/25/01                 55          20.0000               1,100.00
06-1007-001            PWR, SUPPLY, AC-DC, 15V,
                       305VAC, 5.0 x 3.0 x 1.2,
                       45 WATTS                              03/06/02               1309          15.6000              20,420.40
06-1008-001            PWR SUPPLY, AC-DC, 15V,
                       305 VAC, 4.2 x 2.4 x 1.35,
                       25 WATTS                              01/10/02                819          15.3000              12,530.70
06-1009-001            PWR SUPPLY, AC-DC, 12V,
                       305 VAC, 5.0 x 3.0 x 1.2,
                       45 WATTS                              04/16/03               1096          16.0000              17,536.00
06-2001-001            BATTERY, NICAD, 3.6V, 60MAH,
                       2 PIN                                 04/28/98                  2           2.6500                   5.30
06-3001-001            PWR MODULE, DC-DC, 36-72VDC
                       INPUT, +5V, +12V, -12V,
                       40 WATTS                              06/07/01                155          58.2400               9,027.20
06-3002-001            PWR MODULE, DC-DC, 18-36VDC
                       INPUT, +5V, +12V, -12,
                       40 WATTS                              09/29/99                 10          53.0000                 530.00
06-3003-001            PWR MODULE, DC-DC, 9-36VDC,
                       5VDC OUT, 2A, 10 WATTS                07/12/00                 94          22.0000               2,068.00
06-3004-001            PWR MODULE, AC-DC, 5V,
                       305 VAC, 2.57 x 1.89 x 0.93,
                       15 WATTS                              04/21/03                  2          16.0000                  32.00
06-4001-001            BATTERY, 12v, 1.2 Ah, LEAD
                       ACID, SEALED                          03/05/02                704           4.8000               3,379.20
06-5001-001            PWR SUPPLY, AC-DC, 12V,
                       305VAC, 3.9 x 3.8 x 1.4, 25W
                       w/ ENCLOSURE                          04/21/03                  3          18.5000                  55.50
06-6001-001            TRANSFMR, STEP DOWN, 345VAC
                       FUSED w/ 26" LEADS                    04/21/03                  8          15.2500                 122.00
07-1001-002            FAN, 12V, DC, 8.5 CFM,
                       40mm x 40mm x 20mm                    11/19/02                 27           6.2500                 168.75
08-1000-001            MODULE, CELL RADIO, 600mW,
                       SMA CONN, 4100, STANDARD
                       COMMUNITCATION                        06/20/02                152         123.0000              18,696.00
08-1001-001            MODULE, CELL RADIO, 600mW,
                       SMA CONN, 4200, w/ LC FILTER
                       SKYBILITY                             03/10/03                 10         123.0000               1,230.00
08-2000-001            MODULE, CELL RADIO, 3 WATT
                       MOTOROLA                              03/05/02                  4         158.1700                 632.68
08-2001-001            MODULE, CELL RADIO, 3 WATT,
                       SMA CONN, 4250, AMPS,
                       STANDARD COMMUNICATION                03/20/03                 15         123.0000               1,845.00
08-3001-001            MODULE, CELL RADIO, CDPD,
                       ENFORA, ENABLER C                     03/18/03                  6         130.0000                 780.00



08-3002-001            MODULE, CELL RADIO, GPRS /
                       GSM, ENFORA, ENABLER G
                       1.9GHZ, Mfg#  GSM0103                 07/23/03                 19         130.0000               2,470.00
08-3002-002            MODULE, CELL RADIO GSM/GPRS
                       ENABLER G, 1.8 GHZ
                       Mfg# GSM0102                                                    1         125.0000                 125.00
08-4001-001            MODULE, CELL RADIO, CDMA /
                       1xRTT, ANYDATA                        09/18/03                156         177.0000              27,612.00
11-1001-002            MANUAL, USERS, 2400E                  06/16/00                133           0.5675                  75.48
11-1006-002            MANUAL, USERS, V34 & V32bis,
                       HIGH SPEED MANUAL                     08/12/02                  2           0.6600                   1.32
11-1008-001            MANUAL, USERS, RACK, N                                         26           0.5000                  13.00
11-1009-003            MANUAL, USERS, 2400Q,
                       QUICK CONNECT                         03/15/01                262           0.3912                 102.49
11-1010-002            MANUAL, USERS, 2400-2/                10/20/00                220           0.3912                  86.06
11-1011-004            MANUAL, USERS, 202S/T                 06/15/01                275           0.3912                 107.58
11-1013-001            MANUAL, USERS, ULTIMITER,
                       BUFFER                                05/18/98                125           0.0000                   0.00
11-1014-001            MANUAL, USERS, V.34 MULTI-
                       PORT SECURITY MODEM                   10/16/00                 87           1.2650                 110.06
11-1015-001            MANUAL, USERS, DEVICE MGNT
                       SOFTWARE for all SECURITY
                       MODEMS                                02/25/99                 43           0.8700                  37.41
11-1019-001            MANUAL, USERS, STARSTR                11/12/02                 55           2.0000                 110.00
11-1024-003            MANUAL, STARPOINT AMPS,
                       TECHNICAL REFERENCE MA                03/20/03                  2           1.8000                   3.60
11-1028-001            MANUAL, TECHNICAL REFERENCE
                       GSM / GPRS, STARPOINT                                          14           1.5000                  21.00
11-1029-001            MANUAL, TECHNICAL REFERENCE
                       GSM / GPRS, EZ-STAR                                            13           1.5000                  19.50
11-1030-002            CDMA TECHNICAL MANUAL                                           2           0.0000                   0.00
11-2006-001            MANUAL, ADDENDUM, DC,
                       OPERATION ONLY, SUPPLY,
                       VOLTAGE 3.5VDC - 6.5VD                                        100           0.5000                  50.00
13-102400              HANDSET, MOTOROLA CELL                05/31/01                152          99.3300              15,098.16
14-102310              ANTENNA, ELEVATED FEED,
                       15' w/ SMA MALE CONNEC                06/10/02                 55          24.8700               1,367.85
14-102316              ANTENNA, ELEVATED FEED,
                       15' w/ MINI-UHF MALE
                       CONNECTOR                             09/10/01                 24          24.2300                 581.52
14-102319              ANTENNA, 1/2 WAVE DIPOLE,
                       SPIKE, SMA CONN.                      05/31/02                 28          15.0000                 420.00
14-102330              ANTENNA,  YAGI, 11dB G                04/01/02                  5          69.2200                 346.10
14-201001              CABLE, ANTENNA, RG8X,
                       w/ N MALE - MINI UHF MALE,
                       25 ft                                 01/07/02                  2          21.8500                  43.70
14-201002              CABLE, ANTENNA, RG8X,
                       w/ N MALE - SMA MALE,                 01/07/02                  4          23.2000                  92.80
14-202001              HARNESS, DB9 MALE - 8 POS
                       TERMINAL PLUG, STARPOINT
                       INTERFACE CABLE                       05/31/02                 71           9.6800                 687.28
14-3022-001            IC, PROG, EPROM, 1MEG-45,
                       V 2.60, 2K SEC, 100 PWD,
                       50 AUDIT RECS                         08/22/02                100           2.7000                 270.00
14-3029-001            IC, PROG, EPROM, 1MEG-45,
                       V.34, SP204_US, VIDEO MODEM
                       MODULE, VER. 1.00                     03/04/02                197           2.7000                 531.90
14-4301-001            IC, CPLD, PROG, ISPLSI2032VE
                       Ver. 1.00                             05/17/01                 10           3.2000                  32.00
14-7002-003            IC, PROG, MCU, 80C52, IND,
                       16 MHZ, 202T, v. 1.00_                04/24/00                 63           4.5000                 283.50
14-8001-004            IC, PROG, MCU, 80C55, 16MHZ,
                       TDK, QUICK CONNECT,
                       VER 1.00K_02                          01/25/01                137           5.6000                 767.20
14-8004-001            IC, PROG, MCU, 80C55, 16Mhz,
                       DL110, SECURCOMM, DC24XX,
                       V3.00                                 12/04/02                  4           5.6000                  22.40
17-2002-004            PANEL, FRONT, 5x5, ULTIMETER
                       BLACK                                 06/12/97                393           0.0000                   0.00
17-2002-005            PANEL, FRONT, 5x5, DSX,
                       BLACK                                 11/29/01                 81           0.0000                   0.00
17-2002-006            PANEL, FRONT, 5x5, ULTIMETER
                       BUFFER, BLACK                         04/13/98                 92           0.0000                   0.00
17-2002-007            PANEL, FRONT, 5x5, STARCOMM,
                       BLACK, REV B                          08/12/02                  3           0.7500                   2.25
17-2003-001            PANEL, FRONT, 7x5, STARCOMM,
                       BLACK                                 10/28/99                386           1.5000                 579.00
17-3001-001            PANEL, FRONT, 5x5, ULTIMETER
                       WEATHER, BLACK                        08/25/98                777           0.0000                   0.00
18-3001-002            PANEL, BACK, RACK, STD,
                       BLACK ZINK                            12/03/02                 16           4.3000                  68.80
18-3002-001            PANEL, BACK, RACK, NMS                08/08/97                 38           7.7600                 294.88



18-5501-001            PANEL, BACK, 5x5, BLAC                09/19/03               2678             0.41               1,097.98
18-5502-002            PANEL, BACK, 5x5,SINGLE PORT
                       BLACK, 1.305" HT, REV.                01/04/02                 27           0.3000                   8.10
18-5504-001            PANEL, BACK, 5x5, DC PLUG,
                       BLACK, 1.305" HT                      11/01/01                135           0.3000                  40.50
18-5523-002            PANEL, BACK, 5x5, WEATHER
                       MODEM, BLACK, 1.305 HT                09/16/98                792           0.0000                   0.00
18-7504-001            PANEL BACK, 7x5, 8 POR                10/28/99                405           0.6200                 251.10
19-1001-001            OVERLAY, LOGO, GDI,
                       GREY / BLUE / GOLD                    03/05/02                195           0.2700                  52.65
19-1002-001            OVERLAY, LOGO, GDI,
                       BLACK / GOLD                          03/27/03                323           0.5300                 171.19
19-1003-001            OVERLAY, LOGO, STARCOMM,
                       BLACK / WHITE / RED                   11/15/00                974           0.5300                 516.22
19-1004-001            OVERLAY, SP126                        06/26/01                248           2.2000                 545.60
19-1005-001            OVERLAY, FRONT, STARVIEW,
                       MODEM                                 01/31/01                 17           7.7600                 131.92
19-1005-002            OVERLAY, FRONT, STARVIEW,
                       MODEM, REV D                          03/04/02                 36           2.5000                  90.00
19-1006-001            OVERLAY, FRONT, BENCHMARK
                       LABS INC.                             01/31/01                  2           7.7600                  15.52
19-1006-002            OVERLAY, FRONT, BENCHMARK
                       LABS, VIDEO CONNECT 1,
                       MODEM, REV B                          06/29/01                 13           2.5000                  32.50
19-1007-001            OVERLAY, FRONT, BENCHMARK
                       LABS LTD.                             01/31/01                 25           7.7600                 194.00
19-1008-001            OVERLAY, FRONT, STARVIEW,
                       ETHERNET                              01/25/02                211           2.5000                 527.50
19-1009-001            OVERLAY, REAR, STARVIEW,
                       ETHERNET, REV B                       01/25/02                203           1.6000                 324.80
19-1010-001            OVERLAY, REAR, STARVIEW,
                       MODEM, REV A                          04/16/01                222           1.6000                 355.20
19-1010-002            OVERLAY, REAR, STARVIEW,
                       MODEM, REV B                          03/04/02                 40           1.6000                  64.00
19-1011-001            OVERLAY, REAR, BENCHMARK,
                       VIDEOCONN, REV A                      04/16/01                227           1.6000                 363.20
19-1011-002            OVERLAY, REAR, BENCHMARK,
                       VIDEOCONN, MODEM,
                       REV B                                 06/29/01                 17           1.6000                  27.20
19-1012-001            OVERLAY, FRONT, BENCHMARK
                       LABS, VIDEO CONNECT 1,
                       ETHERNET                              05/29/01                 66           2.1400                 141.24
19-1012-002            OVERLAY, FRONT, BENCHMARK
                       LABS, VIDEO CONNECT 2,
                       ETHERNET                              06/13/01                 21           2.1400                  44.94
19-1013-001            OVERLAY, REAR, BENCHMARK
                       LABS, VIDEOCOMM, ETHER                05/29/01                 22           1.6000                  35.20
19-6101-001            OVERLAY, FRONT, 202T,
                       6.12 x 1.72, STARCOMM                 08/16/01                100           5.7700                 577.00
20-1002-001            ANTENNA, 90 DEG. SWIVEL, 8",
                       UNITY GAIN, 50 OHM IMPEDENCE
                       TNC CONN.                             03/27/03               2260           4.2000               9,492.00
20-1005-001            ANTENNA, MAGMOUNT                     02/01/02                  4          10.2600                  41.04
20-1010-001            ANTENNA, 821-896Mhz, 3dB,
                       PERMANENT MOUNT w/ N FML
                       BLACK                                 01/03/03                  8          22.2500                 178.00
20-1011-001            ANTENNA, 1.9GHz, TUNED, SMA
                       MALE, SPIKE                           05/06/03                 47           9.2500                 434.75
20-1012-001            ANTENNA, 900Mhz, TUNED, SMA
                       MALE, SPIKE                           05/06/03                 20           7.6000                 152.00
20-1014-001            ANTENNA, 1.9Ghz, 1/2 WAVE,RA
                       6", 2.5dBi, 50 OHM IMPEDANCE
                       TNC MALE                              09/17/03                 94          16.2000               1,522.80
23-0007-001            LABEL, GROUND LUG
                       1.5x3                                 03/05/02                924           0.0540                  49.90
23-0008-001            LABEL, STARSTREAM, POWER
                       LUG                                   03/27/01               2770           0.0628                 173.96
23-0008-002            LABEL, STARPOINT, POWE                03/27/03                741           0.1100                  81.51
24-1004-001            PACKAGING, BOX, MASTER BOX,
                       PRODUCT, RACK
                       22x10x9                               12/10/02                 17           0.7250                  12.33
24-1014-001            PACKAGING, BOX, OUTSIDE, GDI
                       13 7/8 x 12 1/4 x 9 1/2,
                       200 D/W, KRAFT RSC                    03/05/02                  9           1.4700                  13.23
24-1017-001            PACKAGING, BOX, OUTSIDE, GDI
                       14x12x12                              09/18/03                220           0.6900                 151.80
24-1019-001            PACKAGING, BOX, OUTSIDE, SV,
                       PRODUCT, GLOBAL, STARV                07/02/02                131           1.1000                 144.10
24-1020-001            PACKAGING, BOX, OUTSIDE, SV,
                       PRODUCT, NO LOGO, VIDEO
                       MODEM/ETHERNET                        05/30/01                 90           1.1000                  99.00
24-1021-001            PACKAGING, BOX, MASTER,
                       18 x 16 x 8, 20 CELL                  09/23/02                 45           0.6600                  29.70
24-1022-001            PACKAGING, PARTICIAN INSERT,
                       17 3/4 x 15 7/8 x 5 11/16,
                       20 CELL                               09/24/02                100           4.6800                 468.00
24-1023-001            PACKAGING, CORNER CUT TRAY,
                       17 3/4 x 15 3/4 x 1, 20 CELL
                       SET                                   09/20/02                 14           3.1900                  44.66



24-1024-001            PACKAGING, BOX, STARPOINT
                       MODULE                                03/20/03                107           0.2000                  21.40
24-1025-001            PACKAGING, BOX, MASTER, ICM
                       18 1/2 x 10 3/8 x 5, 2                03/27/03                 74           3.6700                 271.58
24-1026-001            PACKAGING, PARTICIAN, INSERT
                       18 3/8 x 10 1/4 x 4 7/8, ICM
                       20 CELL                               03/28/03                180           6.2300               1,121.40
24-1027-001            PACKAGING, BOX, EZ-STAR
                       SOCKET                                03/28/03                204           0.5600                 114.24
24-1028-001            PACKAGING, INSERT, EZ-STAR
                       SOCKET                                03/27/03                 93           3.1000                 288.30
24-1210-003            PACKAGING, FOAM, COLLARS,
                       SETS, RACK                            12/16/02                 36           3.5200                 126.72
24-1210-005            PACKAGING, FOAM COLLAR SETS,
                       w/ BATTERY POCKET, CS8                09/19/03                116           6.9800                 809.68
24-1210-006            PACKAGING, FOAM SET,
                       STARPOINT MODULE                      03/20/03                110           2.0900                 229.90
24-1410-005            PACKAGING, BAG, CLEAR, 8x10,
                       4 MIL                                 07/18/96                115           0.0386                   4.44
24-1410-006            PACKAGING, BUBBLE BAG,
                       ANTI-STATIC, 12x23.5                  05/12/97                 21           0.5900                  12.39
24-1410-007            PACKAGING, BAG, ANTI-STATIC,
                       6x8, METALIC CLEAR                    03/25/03                991           0.1247                 123.58
24-1410-008            PACKAGING, BAG, ANTI-STATIC,
                       8x10, MATALIC, CLEAR                  03/25/03                377           0.0862                  32.50
24-1410-009            PACKAGING, BAG, 4x5, 3mil
                       POLY, CLEAR                           09/13/02               1675           0.0076                  12.73
24-1410-001            PACKAGING, BUBBLE BAG,
                       ANTI-STADTIC, 12x8                    05/01/02                119           0.2958                  35.20
24-1410-002            PACKAGING, BUBBLE BAG, CLEAR
                       11.5x8                                07/29/02                350           0.1840                  64.40
24-1410-003            PACKAGING, BAG, CLEAR,                05/22/02                124           0.1750                  21.70
24-1411-001            INSERT, FOAM, MARWELL COLLAR
                       w/ SIDE SLIT, FIRE RET                04/17/03               1000           0.6100                 610.00
40-1001-001            TRANSFMR, AUDIO, V.22, 8001,
                       600:600, 120ma                        08/01/01                  4             0.83                   3.32
40-1002-001            TRANSFMR, AUDIO, V.34,                06/18/97                344           3.0900               1,062.96
40-1009-001            TRANSFMR, AUDIO, V.34, 8397
                       (ALSO USE FOR V.32)                   07/28/00                879           1.6200               1,423.98
40-2004-002            TRANSFMR, WALL, 230v, 9v,
                       500ma, 12mm                           11/14/01                 16           4.2500                  68.00
40-2007-001            TRANSFMR, WALL, 120VAC, 5VDC
                       1A, REGULATED, 9mm BAR                10/23/01                  3           8.0000                  24.00
40-2009-001            TRANSFMR, DESK, 100-240V,
                       +5 2A, +12 1.5A, -12 0.3A
                       OUT                                   07/26/00                  1          20.8500                  20.85
40-2010-001            TRANSFMR, WALL, 120v, 12v,
                       1amp, DC, 11mm                        03/04/02                 87           3.7600                 327.12
40-2011-001            TRANSFMR, REG, 100-240vdc,
                       12V, 1.5A, STRIPPED & TINNED
                       LEADS                                 05/31/02                 19          10.6700                 202.73
40-3001-001            TRANSFMR, LAN, 10-BASET,
                       SOIC                                  10/16/00                600           1.0100                 606.00
41-1001-001            RELAY, REED, 1 FORM A,                04/25/01                 37           0.9900                  36.63
41-1003-001            RELAY, REED, 1 FORM A, SIP-4
                       MERCURY CONTACT                       03/06/01                816           5.5600               4,536.96
41-1004-001            RELAY, SPDT, 9VDC, DIP                11/30/99                 12           1.3200                  15.84
41-1005-001            RELAY, CURRENT SENSING,
                       1 FORM A, DIP-8                       07/09/98                 43           3.6400                 156.52
41-1006-001            RELAY, PWR, DPDT, 5VDC,
                       DIP-8                                 12/21/99                 39           2.6000                 101.40
41-1007-001            RELAY, FORM 1C, 5VDC,
                       SPST, DIP-4                           04/22/03                  4           1.0500                   4.20
41-1008-001            RELAY, FORM 1C, 12VDC,
                       SPST, DIP-4                           11/09/00                802           1.3500               1,082.70
41-2001-001            RELAY, SOLID STATE, LBA120S,
                       SMD-8                                 03/06/02                124           2.7800                 344.72
41-2002-001            RELAY, SOLID STATE, LH1520A,
                       DUAL 1 FORM A, SMD-8                  02/28/02               1422           2.4700               3,512.34
48-2001-001            SWITCH, PUSH-PUSH, .4va
                       DPDT                                  01/14/02                 79           0.4500                  35.55
48-2003-001            SWITCH, PIANO, DIP, 1x                02/12/02                 35           2.5000                  87.50
48-2004-001            SWITCH, ROTARY, HEX-16,
                       DIP-6                                 05/22/97                 18           2.4500                  44.10
48-2005-001            SWITCH, PUSH-PUSH, DUAL,
                       2 x SPST, RA                          04/06/01                 60           3.7500                 225.00
48-2006-001            SWITCH, TACT, SPST, MOM,
                       RT ANGLE, 3.85mm LENGTH,
                       160 GF                                01/14/02                 39           0.1300                   5.07
48-2007-001            SWITCH, TACT, SPST, MOM, ST,
                       9.5mm LENGTH, 160 GF                  10/16/00                124           0.1140                  14.14
48-2008-001            SWITCH, TACT, SPST, MOM, ST,
                       17mm LENGTH, 160 GF                   11/08/00                566           0.1600                  90.56
48-2010-001            SWITCH, TACT, SPST, MOM, RA,
                       160 GF, w/ 2.8mm SQUARE
                       ACTUATOR                              08/01/01                 95           0.2200                  20.90



50-1001-001            IC, OP-AMP, 353N, DIP-                11/29/96                 49           0.3370                  16.51
50-1002-001            IC, RS232 LINE RCVR, CMOS,
                       14C89, SOL-14                         09/06/01                104           0.4000                  41.60
50-1004-001            IC, TRANSVR, 74HC245,                 02/12/01                  1           0.2000                   0.20
50-1005-001            IC, OP-AMP, AUDIO, 386M,
                       SOL-8                                 12/04/01                 38             0.22                   8.36
50-1006-001            IC, NVRAM, 2Kb, 24C02,                06/15/01               3388           0.4700               1,592.36
50-1010-001            IC, SRAM, 32Kx8, 120ns,
                       300ml, DIP-28                         11/29/96                277           3.9500               1,094.15
50-1011-001            IC, EEPROM, SERIAL, 1Kb,
                       93C46, SOL-8                          12/21/00                 47           0.4000                  18.80
50-1012-001            IC, VOLTAGE REG, +5VDC,
                       7805, TO-220                          03/19/03                 31           0.1800                   5.58
50-1023-001            IC, OCTAL LATCH, 74HC373,
                       DIP-20                                04/13/98                 76           0.3000                  22.80
50-1024-001            IC, MUX, 4053, DIP-16                 02/16/98                 44           0.1900                   8.36
50-1027-001            IC, RS232 LINE DVR, CMOS,
                       14C88, DIP-14                         04/13/98                 51           0.7600                  38.76
50-1033-001            IC, EPROM, 1MEG, 45ns,
                       PLCC-32                               08/27/03                167           2.4000                 400.80
50-1034-001            IC, EPROM, 1MEG, 70ns,
                       PLCC-32                               06/07/00               2520           1.6000               4,032.00
50-1037-001            IC, SRAM, 32Kx8, 70ns,
                       SOP-28                                02/07/97                 29           3.6900                 107.01
50-1038-001            IC, SRAM, 32Kx8, 45ns, >,
                       SOJ-28                                03/19/03                 62           1.5500                  96.10
50-1039-001            IC, NV RAM, 2K, 93C56,                12/29/95                499           0.6900                 344.31
50-1041-001            IC, SRAM, DUAL PORT, 1Kx8,
                       55NS, PLCC-52                         07/22/97                 15           3.2500                  48.75
50-1042-001            IC, OP-AMP, 353M, SOP-                03/15/01                  8           0.2500                   2.00
50-1043-001            IC, VOLTAGE REG, +5VDC,
                       78L05, SOP-8                          10/16/02                 17           0.1450                   2.47
50-1044-001            IC, VOLTAGE REG, -5VDC,
                       79L05, SOP-8                          03/14/01                  3           0.1400                   0.42
50-1046-001            IC, NAND GATE, 74HC03,
                       SOP-14                                04/10/96                 12           0.2000                   2.40
50-1047-001            IC, LINE DECODER, 74HC139,
                       SOP-16                                03/24/98                112           0.2100                  23.52
50-1049-001            IC, OCTAL BUFFER, 74HC244,
                       SOP-20W                               02/27/97                 62           0.2270                  14.07
50-1050-001            IC, QUAD BUFFER, 74HC125,
                       SOP-14                                03/24/98                476           0.1900                  90.44
50-1052-001            IC, NAND GATE, 74HC00,
                       SOP-14                                07/12/00                157           0.1200                  18.84
50-1053-001            IC, MCU, 80C51, 16MHZ, FLASH
                       PLCC-44                               04/30/97                162           2.2000                 356.40
50-1054-001            IC, HEX INV, 74HC04, S                03/18/03                 18           0.1200                   2.16
50-1055-001            IC, OCTAL LATCH, 74HC573,
                       SOL-20                                03/18/03                 15           0.2200                   3.30
50-1058-001            IC, RS-422 TRNSVR, 491,
                       SOP-14                                02/12/02                 54           2.9500                 159.30
50-1059-001            IC, HEX BUFFER, 74HC367,
                       SOP-16                                02/12/02                 80           0.2500                  20.00
50-1060-001            IC, VOLT CONVTR, 7660, DC-DC
                       CMOS, SOP-8                           01/24/97                 42           0.8000                  33.60
50-1061-001            IC, VOLT CONVTR, 7662, DC-DC
                       CMOS, SOP-8                           09/18/01                105           0.7500                  78.75
50-1062-001            IC, DSLAC, 79C03, PLCC                05/15/97                 53          10.5000                 556.50
50-1063-001            IC, 74HCT125, QUAD BUS BUFFR
                       SOP-14                                01/12/99                 36           0.2400                   8.64
50-1064-001            IC, 74HCT4046, PHASE LOCK
                       LOOP, SOP-14                          05/22/97                 37           0.7500                  27.75
50-1065-001            IC, 74HCT688, 8-BIT COMPARTR
                       SOL-20                                05/15/97                 29           0.3600                  10.44
50-1066-001            IC, 74HCT541, OCTAL BUFFER,
                       SOL-20                                05/15/97                 53           0.3000                  15.90
50-1067-001            IC, 74HCT273, OCTAL D-TYPE
                       FLIP FLOP, SOL-20                     05/22/97                 54           0.2700                  14.58
50-1068-001            IC, 74HCT245, OCTAL BUS
                       TRNSVR, SOL-20                        05/22/97                 17           0.3600                   6.12
50-1069-001            IC, 74HCT139, LINE DECODER,
                       SOP-16                                05/22/97                 26           0.2000                   5.20
50-1070-001            IC, VOLTAGE REG, 12VDC, 1A,
                       7812, TO-220                          01/25/99                 18           0.2000                   3.60
50-1071-001            IC, NAND GATE, 74HC08,
                       SOP-14                                11/19/02                 11           0.1300                   1.43
50-1072-001            IC, UART, 16C550, PLCC                01/22/01                392           2.9000               1,136.80
50-1073-001            IC, MCU, 80C52, 16MHZ, FLASH
                       PLCC-44                               02/24/99                 36           2.3800                  85.68
50-1075-001            IC, SRAM, 128K x 8, 70NS,
                       SOP-32                                11/30/99                  6           3.6000                  21.60
50-1076-001            IC, VOLTAGE REG, LOW DROPOUT
                       +5V, LM2937, 500MA, TO                06/15/01               1260           0.7300                 919.80
50-1077-001            IC, QUAD OR GATE, 74HC32,
                       SOP-14                                11/30/99                 37           0.1400                   5.18
50-1078-001            IC, D-TYPE LATCH, 74LS74,
                       SOP-14                                11/30/99                 19           0.1600                   3.04



50-1079-001            IC, MODULE, NV RAM, TIMEKEEP
                       2K,1642, 120NS, DIP-24                10/16/00                131          11.4900               1,505.19
50-1081-001            IC, VOLT REG, -5VDC, 79L05,
                       SOT-89                                08/18/98                286           0.2000                  57.20
50-1082-001            IC, QUAD 2CH MTIPLXR 74HC157
                       SOP-16                                09/06/01                750           0.2000                 150.00
50-1083-001            IC, DUAL FLIP FLOP, 74HC74,
                       SOL-14                                09/15/98                288           0.1500                  43.20
50-1085-001            IC, 74HCT151, 8 IN MULTPLXR,
                       SOP-16                                01/12/99                 60           0.2400                  14.40
50-1086-001            IC, 74HCT138, 3 TO 8 DECODER
                       SOP-16                                01/12/99                 50           0.1690                   8.45
50-1087-001            IC, VOLT REG, LT1171, 2.5A,
                       3V - 60V IN, HIGH PWR,
                       TO-220 FLOW-30                        10/04/01                  2           5.2000                  10.40
50-1089-001            IC, MCU, 850SRZT, 80Mhz,
                       REV B, PBGA-256                       10/13/00                 48          32.3200               1,551.36
50-1090-001            IC, MODULE, NV RAM, TIMEKEEP
                       8K, 1743, 100NS, Y2K,                 06/15/01                 28          14.5000                 406.00
50-1091-001            IC, VOLT REG, LT1172, 1.25A,
                       3V - 60V IN, HIGH EFFICIENCY
                       SWITCHING REG, TO-220                 12/02/01               3148           2.9000               9,129.20
50-1092-001            IC, LT1138, RS232 DRV/RCV,
                       LOW PWR, 3 DRV, 5 RCV,
                       SSOP-28                               10/18/00                194           4.6500                 902.10
50-1093-001            IC, UART, 16C550, PQFP                04/01/02                674           2.2500               1,516.50
50-1094-001            IC, PWR RESET, 3.3V, DS1815,
                       SOT-23                                10/13/00               1825           0.3900                 711.75
50-1095-001            IC, FLASH, 4MEG, 120ns,
                       3.3V, PLCC-32                         03/04/02               1878           5.8800              11,042.64
50-1097-001            IC, LTC1387, RS232/RS485,
                       MULTIPROTOCOL TRNSVR,
                       5V, SSOP-20                           04/01/02                417           4.8400               2,018.28
50-1098-001            IC, LXT905, 10-BASET PHY,
                       PLCC-28                               05/15/01                 25           8.8600                 221.50
50-1099-001            IC, HEX INV, 74ACT04,                 10/16/00                 19           0.1500                   2.85
50-1100-001            IC, 74LVT125, QUAD TRI-STATE
                       BUFFER, SOP-14                        03/12/01               2296           0.9900               2,273.04
50-1102-001            IC, VOLT REG, LT1086, 3.3V,
                       LOW DROPOUT, TO-220                   03/12/01                191           2.5000                 477.50
50-1103-001            IC, GAL, 22LV10, 3.3V, 7NS,
                       PLCC-28                               10/16/00                 34           3.2200                 109.48
50-1104-001            IC, VIDEO DECODER, BT835,
                       PQFP-100                              03/30/01                244          11.3800               2,776.72
50-1105-001            IC, SRAM, 128kx8, 12NS,
                       SOJ-32 (300mil)                       03/23/01                744           3.0500               2,269.20
50-1106-001            IC, BUS TRSVR, 74ACT245,
                       SOP-20                                03/30/01                242           0.3000                  72.60
50-1107-001            IC, HEX INV, 74LVT04, 3.3V,
                       SSOP-14                               10/16/00                 78           0.4500                  35.10
50-1108-001            IC, CPLD, ISPLSI2064VE,
                       TQFP-100                              10/16/00                 25           8.3000                 207.50
50-1109-001            IC, BUS TRSVR, 74LVT245,
                       3.3V, SOP-20                          10/27/00                343           0.4100                 140.63
50-1110-001            IC, VOLT REG, 1117, 3.3V,
                       800ma, LOW DROPOUT,
                       SOT-223                               10/18/00                 47           1.7000                  79.90
50-1111-001            IC, HEX INV, 74LCX04, 3.3V,
                       SOP-14                                10/30/00                 45           0.3000                  13.50
50-1114-001            IC, TLC393CD, COMPARATOR,
                       SOP-8                                 04/16/01               1795           0.3900                 700.05
50-1115-001            IC, BUS TRSVR, 74LVT245,
                       3.3V, SSOP-20                         04/24/01               2691           0.3900               1,049.49
50-1116-001            IC, NVRAM, 8Kb, 24C08, 2.7V,
                       SOL-8                                 01/22/01                968           0.9700                 938.96
50-1117-001            IC, DRAM, 4Mb x 16, 50ns,
                       TSOP-50                               08/10/01               1544          13.5000              20,844.00
50-1118-001            IC, CPLD, ISPLSI2032VE,
                       TQFP-44                               01/24/01                 24           2.9000                  69.60
50-1119-001            IC, LT1374, SWITCHING REG,
                       STEP DOWN, 500KHZ, 4.5A,
                       SOL-8                                 07/18/02                 94           4.7000                 441.80
50-1120-001            IC, NVRAM, 16Kb, 24C16,2.7v,
                       SOL-8                                 03/12/01                117           1.2500                 146.25
50-1121-001            IC, NC7S14P5, INV w/ STI,
                       TINY LOGIC, NC70                      03/16/01               5186           0.1400                 726.04
50-1122-001            IC, MCU, 850ZT, 80Mhz, REV B
                       PBGA-256                              05/15/01                 20          28.6600                 573.20
50-1123-001            IC, LT1374, SWITCHING REG,
                       5V, 500KHZ, 4.5A, SOL-                03/19/01                135           4.5000                 607.50
50-1124-001            IC, NC7S02P5, HS 2-INPUT NOR
                       GATE, TINY LOGIC, SC70                07/31/02               2381           0.1300                 309.53
50-1128-001            IC, NVRAM, 64Kb, 24C64                03/19/03                108           1.5000                 162.00
50-1129-001            IC, 74HCT14, HEX INV w/ STI,
                       TSSOP-14                              02/21/03                 71           0.1100                   7.81
50-1130-001            IC, 74LVT125, QUAD STATE
                       BUFFER, TSSOP-14                      02/21/03                 31           0.2000                   6.20
50-1131-001            IC, 74LVT245, BUS TRNSVR,
                       3.3V, TSSOP-20                        02/21/03                 42           0.3000                  12.60



50-1132-001            IC, NC7SZ19P6X, 1of2 DECODER
                       TINI-LOGIC, SC70                      09/24/01               2372           0.2900                 687.88
50-1133-001            IC, NC7SZ74K8X, D-TYPE FF,
                       TINI-LOGIC, US8                       10/11/01                750           0.3500                 262.50
50-1134-001            IC, NC7SZ125P5X, 3 STATE
                       BUFFER, TINI-LOGIC, SC                09/24/01                630           0.1200                  75.60
50-1135-001            IC, LM75CIMM-5, DIGITAL TEMP
                       SENSOR, MINI SOP-8                    09/24/01                355           1.1000                 390.50
50-1136-001            IC, PCF8574TD, I2C I/O
                       EXPANDER, SSOP-20                     09/24/01                 42           2.4800                 104.16
50-1137-001            IC, bq24005PW, LINEAR Li-ION
                       CHARGER, TSSOP-20                     09/25/01                160           1.8000                 288.00
50-1138-001            IC, 74HC4066, QUAD ANALOG
                       SWITCH, TSSOP-14                      09/24/01                 69           0.1500                  10.35
50-1140-001            IC, DS1811, 5V PWR RESET w/
                       OPEN DRAIN OUTPUT, SOT                08/08/02                 84           0.4900                  41.16
50-1141-001            IC, VOLTAGE REG, LT1764, 3A,
                       LOW DROPOUT, DDPAK-5                  02/20/02                 46           3.3000                 151.80
50-1142-001            IC, FLASH, 1 MEG, 45NS,
                       PLCC-32                               02/22/02                 12           1.7000                  20.40
50-1145-001            IC, NC7WZ04P6X, INVTR w/ STI
                       TINY LOGIC, SC70                      03/11/03               2889           0.1300                 375.57
50-1146-001            IC, LM75CIMM-3, DIGITAL TEMP
                       SENSOR, 3.3V, SOP-8                   03/18/03               2795           1.1000               3,074.50
50-1148-001            IC, NVRAM, 512x8 w/ RTC,
                       X1226, SOP-8                          03/27/03                404           2.6300               1,062.52
50-1149-001            IC, NC7SZ66M5, SPST ANALOGE
                       SWITCH, TINY LOGIC, SO                04/02/03                500           0.3800                 190.00
50-1150-001            IC, RS232 TRNSVR, SP207,
                       SSOP-24                               03/27/03                347           0.9500                 329.65
50-2001-002            IC, MDP, R6781-11, 2400,
                       PLCC-68                               05/28/03                 45           6.2500                 281.25
50-2003-002            IC, MDP, R6682-26, 3342,
                       PLCC-68                               05/31/00                 64          10.0000                 640.00
50-2011-001            IC, MDP, R6645-18, 1442,
                       PLCC-68                               01/12/01                276           6.0000               1,656.00
50-2103-001            IC, DSP, 224L-28IH, 2400,
                       PLCC-28                               12/04/02                 53          10.0000                 530.00
50-2502-001            IC, MCU, L3903-57, PLC                05/31/00                239           6.0000               1,434.00
50-2505-001            IC, MCU, L3903-53, PLC                01/12/01                272           5.0000               1,360.00
50-2506-001            IC, MCU, L2800-38, PQF                05/28/03                 13           3.5500                  46.15
50-3001-001            IC, EPROM, IND, 1MEG, 45NS,
                       PLCC-32                               08/01/02                141           3.2500                 458.25
50-3003-001            IC, NVRAM, IND, 1K, 93C46,
                       SOL-8                                 08/01/01               2083           0.4500                 937.35
50-3004-001            IC, NVRAM, IND, 2K, 24C02,
                       SOL-8                                 03/19/03                 25           0.7500                  18.75
50-3005-001            IC, RS232 LINE RCVR, IND,
                       CMOS, 14C89, SOL-14                   08/09/00               1320           0.5200                 686.40
50-3006-001            IC, RS232 LINE DRIVER, IND,
                       CMOS, 14C88, SOL-14                   03/20/01               9783           0.6200               6,065.46
50-3009-001            IC, VOLT-CNVTR, 7662, IND,
                       DC-DC, CMOS, SOP-8                    08/01/01               1206           0.8200                 988.92
50-3010-001            IC, MDP, IND, R6764-39, 1442
                       PQFP-100                              09/24/01                724           8.2800               5,994.72
50-3011-001            IC, MDP, IND, R6764-38, 3342
                       PQFP-100                              08/16/00                497          14.1300               7,022.61
50-3012-001            IC, MCU, IND, L2800-40,
                       PQFP-80                               09/24/01               1165           4.8900               5,696.85
50-3014-001            IC, MAX232, IND, DUAL EIA232
                       DVR/RCV, SOP-16                       06/14/00                756           1.4900               1,126.44
50-3015-001            IC, LTC491, IND, RS485/RS422
                       DIFF DVR/RCV, SO-14                   06/14/00                953           3.9000               3,716.70
50-3016-001            IC, LT1138, IND, RS232 DRV/
                       RCV, LOW PWR, 3 DRV, 5 RCV,
                       SSOP-28                               06/26/00                 38           4.9000                 186.20
50-3018-001            IC, SRAM, IND, 32Kx8, 15NS,
                       SOJ-28                                01/30/01                137           1.8900                 258.93
50-3019-001            IC, TLC393ID, COMPARATOR,
                       IND, SOP-8                            03/30/01                407           0.4600                 187.22
50-3020-001            IC, OP-AMP, TLC2262, IND,
                       SOP-8                                 07/31/02                448           0.7500                 336.00
50-3021-001            IC, VOLT REG, LT1170, IND,
                       5A, 3-6V IN, HIGH EFFIC.,
                       SWITCHING REG, TO-220                 07/20/00                 56           7.9500                 445.20
50-3022-001            IC, VOLT REG, LT1171, IND,
                       2.5A, 3-6V IN, HIGH EFFIC.,
                       SWITCHING REG, TO-220                 07/28/00                941           6.1000               5,740.10
50-3023-001            IC, PIC16F877-20PQ, CONTROLR
                       IND, PQFP-44                          09/24/01                 85           7.2500                 616.25
50-3024-001            IC, EPROM, IND, 1MEG, 45NS,
                       LOW PWR, PLCC-45                      10/04/01                209           1.5200                 317.68
50-3025-001            IC, LTC1387, IND, RS232/485,
                       MULTIPROTOCOL TRNSVR,
                       5V, SSOP-20                           04/25/01               5084           5.5000              27,962.00
50-3026-001            IC, VOLT REG, LOW DROPOUT,
                       IND, LP2980, SOT-23                   09/24/01               3935           0.6200               2,439.70
50-3027-001            IC, NVRAM, IND, 8K, 24C08,
                       SOL-8                                 10/27/00               1252           1.2000               1,502.40



50-3029-001            IC, SRAM, 32kx8, 70NS, IND,
                       TSOP-28                               02/17/03                515           1.1800                 607.70
50-3030-001            IC, EEPROM, 24C64, 8Kx8, IND
                       TSSOP-8                               02/17/03                  1           0.5700                   0.57
50-3031-001            IC, SWITCH REG, LT1374, 5V,
                       IND, SOP-8                            02/21/03                 18           4.9500                  89.10
50-3035-001            IC, MCU, ST, UPSD3233BV-24T6
                       TQFP-52                               03/10/03                 14           5.5000                  77.00
50-3036-001            IC, VOLT REG, MIC29302BU,
                       LOW DROPOUT, ADJ, TO-2                03/13/03                 14           2.1500                  30.10
50-3037-001            IC, VOLT REG, LM1117IMPX,
                       3.3V, LOW DROPOUT, SOT                03/18/03                861           0.3900                 335.79
50-3038-001            IC, RS232 TRNSVR, 3.3V,
                       SSOP-6                                03/19/03                 52           1.1000                  57.20
50-3039-001            IC, REG, SWITCHING, LM2594-5
                       SOP-8                                 04/01/03                363           2.1800                 791.34
50-3040-001            IC, FLASH, IND, 1MEG, 45NS,
                       PLCC-32                               03/26/03                700           1.2000                 840.00
50-3041-001            IC, Atmel, AT89C55WD-24JI,
                       INDUSTRIAL, PLCC-44                   09/04/03                231           2.5000                 577.50
51-1001-001            DIODE, SIGNAL, 4148, 70v,
                       200ma, SOD-80C                        12/21/00                365           0.0220                   8.03
51-1004-001            DIODE, RECTIFIER, GEN. PUR,
                       1A, 400V, SMA                         12/21/00                575           0.0560                  32.20
51-1004-002            DIODE, RECTIFIER, GEN PUR,
                       3A, 200V, SMC                         09/08/00               3630           0.1800                 653.40
51-1006-001            DIODE, ZENER, 5228B, 3.9v,
                       20ma, SOD-80C                         12/21/00                339           0.0420                  14.24
51-1008-003            DIODE, DUAL SWITCHING, 7000,
                       IN SERIES, 100V, 200ma,
                       SOT-23                                08/20/98               2278           0.0600                 136.68
51-1008-002            DIODE, DUAL SWITCHING, 2838,
                       COMMON CATHODE, 75V, 200ma
                       SOT-23                                08/20/98               2937           0.0600                 176.22
51-2002-001            DIODE, SURRPRESSOR, SA8.0A,
                       500W, AXIAL                           12/05/00               3582           0.1900                 680.58
51-2004-001            DIODE, RECT, 1N4004, 400V,
                       1amp, AXIAL                           12/11/96               1695           0.0150                  25.43
51-2004-003            DIODE, RECT, 1N5402, GEN PUR
                       200V, 3 AMPS, AXIAL                   12/21/00               1008           0.0390                  39.31
51-3001-001            DIODE, SIGNAL, 914, 70V,
                       200MA, SOT-23                         07/18/02               2161           0.0440                  95.08
51-3005-001            DIODE, REC. SCHOTTKY, 40V,
                       2A, SMB                               10/16/02                125           0.2400                  30.00
51-3005-007            DIODE, SCHOTTKY, DUAL,
                       COMMON CATHODE, 30V, 1A,
                       HIGH CURRENT, SOT-23                  03/19/03               3000           0.1100                 330.00
51-3005-002            DIODE, REC, SCHOTTKY, 40V,
                       3A, SMC                               05/15/01               1354           0.3500                 473.90
51-3005-003            DIODE, SCHOTTKY, SINGLE, 30V
                       1A, HIGH CURRENT, SOT-                10/16/00               2832           0.2700                 764.64
51-3005-004            DIODE, SCHOTTKY, DUAL, 30V,
                       1A, HIGH CURRENT, IN SERIES,
                       SOT-23                                03/09/01               5129           0.3000               1,538.70
51-3005-005            DIODE, REC. SCHOTTKY, 40V,
                       2A, LOW Vf, SMB                       09/24/01               2923           0.3100                 906.13
51-3005-006            DIODE, REC, SCHOTTKY, 100V,
                       1A, SMA                               03/19/03               5000           0.1600                 800.00
51-3006-004            DIODE, ZENER, 5234B, 6.2V,
                       20MA, SOT-23                          09/06/00              12194           0.0560                 682.86
51-3006-003            DIODE, ZENER, 5241B, 11V,
                       20MA, SOT-23                          07/20/00               2981           0.1300                 387.53
51-3006-001            DIODE, ZENER, 5228B, 3.9V,
                       20MA, SOT-23                          08/01/01                341           0.0560                  19.10
51-3006-002            DIODE, ZENER, 5243B, 13V,
                       9.5MA, SOT-23                         06/15/01               2671           0.0560                 149.58
52-1301-001            CAP, TAN, 10UF, 16V, >,
                       20%, 3528, B                          09/24/01                262           0.2000                  52.40
52-1301-004            CAP, TAN, 10UF, 10V, >,
                       20%, 3528, B                          12/21/00               2000           0.1400                 280.00
52-1301-002            CAP, TAN, 6.8UF, 16v, >,
                       20%, 3528, B                          09/27/00              11155           0.1900               2,119.45
52-1302-002            CAP, TAN, 4.7UF, 10V, >,
                       20%, 3216, A                          12/20/95               1990           0.1800                 358.20
52-1302-003            CAP, TAN, 10UF, 10V, >,
                       20%, 3216, A                          02/17/03               1754           0.1100                 192.94
52-1302-001            CAP, TAN, 1UF, 16V, >,
                       20%, 3216, A                          12/02/01               6158           0.1800               1,108.44
52-1303-003            CAP, TAN, 47UF, 16V, >,
                       20%, 6032, C                          09/06/02                425           0.4100                 174.25
52-1303-002            CAP, TAN, 100UF, 10V, >,
                       20%, 6032, C                          09/24/01                383           0.5600                 214.48
52-1303-004            CAP, TAN, 220UF, 6.3V,>,
                       20%, 6032, C                          10/10/01                490           0.6100                 298.90
52-1303-001            CAP, TAN, 22UF, 10V, >,
                       20%, 6032, C                          12/21/96                147           0.2450                  36.02
52-1304-001            CAP, TAN, 10UF, 6.3V, >,
                       20%, 3216, A                          04/01/02                643           0.1150                  73.95



52-1305-001            CAP, TAN, 47UF, 16V, >,
                       20%, 7343, D, LOW ESR                 09/09/02                119           0.7800                  92.82
52-1306-001            CAP, TAN, 220UF, 6.3V, >,
                       20%, 7343, D, LOW ESR                 03/10/03                605           1.4600                 883.30
52-1401-001            CAP, MONO, 22PF, NPO, 50V,
                       5%, AXIAL                             05/22/97               2912           0.0630                 183.46
52-1406-001            CAP, MONO, .1UF, Z5U, 50V,
                       20%, AXIAL                            12/21/00                280           0.0270                   7.56
52-1501-003            CAP, FILM, 0.047UF, 250V,
                       10%, RADIAL, 0.886 LEA                07/16/98                183           0.4900                  89.67
52-1501-002            CAP, FILM, 0.47UF, 250V,
                       20%, RADIAL                           12/21/00                434           0.1800                  78.12
52-1501-001            CAP, MYLAR, .22UF, 250V,
                       20%, RADIAL                           11/06/98                156           0.1600                  24.96
52-1501-004            CAP, FILM, 0.047UF, 250V,
                       10%, RADIAL, 0.394 LEA                06/15/01                720           0.1200                  86.40
52-1502-001            CAP, MTLFILM, 0.47UF, 250V,
                       20%, RADIAL                           06/15/01                  1           0.2100                   0.21
52-1803-001            CAP, CER, .47UF, Z5U, 250V,
                       20%, 1812                             01/19/01                186           0.2700                  50.22
52-1901-005            CAP, CER, .22UF, X7R, 50V,
                       10%, 0805                             02/12/02               4000           0.0950                 380.00
52-1901-004            CAP, CER, .033UF, X7R, 50V,
                       10%, 0805                             12/20/95               2775           0.0380                 105.45
52-1901-003            CAP, CER, 2200PF, X7R, 50V,
                       10%, 0805                             12/20/95               3997           0.0190                  75.94
52-1901-007            CAP, CER, .1UF, X7R, 50V,
                       10%, 0805                             04/01/02               8000           0.0190                 152.00
52-1901-001            CAP, CER, 1000PF, X7R, 50V,
                       10%, 0805                             02/17/03               2513           0.0160                  40.21
52-1901-008            CAP, CER, 4700PF, X7R, 50V,
                       10%, 0805                             10/13/00               3860           0.0190                  73.34
52-1901-009            CAP, CER, 8200UF, X7R, 50V,
                       10%, 0805                             10/30/00               3051           0.0180                  54.92
52-1901-006            CAP, CER, 120PF, X7R, 50V,
                       10%, 0805                             04/09/97               3460           0.0210                  72.66
52-1901-010            CAP, CER, 1500PF, X7R, 50V,
                       10%, 0805                             09/24/01               1071           0.0130                  13.92
52-1902-003            CAP, CER, 0.33UF, X7R, 25V,
                       10%, 1206                             12/03/02                155           0.0320                   4.96
52-1902-001            CAP, CER, .22UF, X7R, 25V,
                       10%, 1206                             04/01/02               6231           0.0570                 355.17
52-1902-002            CAP, CER, 0.27UF, X7R, 25V,
                       10%, 1206                             09/24/01                 77           0.0720                   5.54
52-1903-002            CAP, CER, .22UF, Z5U, 25V,
                       20%, 0805                             08/01/01               3430           0.0600                 205.80
52-1903-003            CAP, CER, .33UF, Z5U, 16V,
                       20%, 0805                             04/11/96                217           0.0920                  19.96
52-1903-001            CAP, CER, .1UF, Z5U, 50V,
                       +80-20, 0805                          04/16/03                302           0.0140                   4.23
52-1905-006            CAP, CER, 470PF, NPO, 50V,
                       5%, 0805                              05/30/96               1656           0.0340                  56.30
52-1905-007            CAP, CER, 390PF, NPO, 50V,
                       5%, 0805                              09/06/00               7848           0.0170                 133.42
52-1905-008            CAP, CER, 300PF, NPO, 50V,
                       5%, 0805                              10/02/00               3854           0.0300                 115.62
52-1905-005            CAP, CER, 22PF, NPO, 50V,
                       5%, 0805                              04/09/02               1514           0.0190                  28.77
52-1905-003            CAP, CER, 33PF, NPO, 50V,
                       5%, 0805                              12/21/00               4000           0.0170                  68.00
52-1905-002            CAP, CER, 10PF, NPO, 50V,
                       5%, 0805                              09/23/98               3741           0.0180                  67.34
52-1905-009            CAP, CER, 24PF, NPO, 50V
                       5%, 0805                              09/27/00              10308           0.0300                 309.24
52-1905-004            CAP, CER, 18PF, NPO, 50V,
                       5%, 0805                              04/01/02               2437           0.0190                  46.30
52-1905-001            CAP, CER, 39PF, NPO, 50V,
                       5%, 0805                              09/24/01               1042           0.0180                  18.76
52-1905-010            CAP, CER, 100PF, NPO, 50V,
                       5%, 0805                              10/13/00               7797           0.0170                 132.55
52-1905-012            CAP, CER, 150 PF, NPO, 50V,
                       5%, 0805                              08/16/02               3448           0.0140                  48.27
52-1905-011            CAP, CER, 330PF, NPO, 50V,
                       5%, 0805                              04/01/02               3528           0.0190                  67.03
52-1906-001            CAP, CER, 1UF, Y5V, 16V,
                       +80-20%, 0805                         04/16/03               4358           0.0490                 213.54
52-1907-001            CAP, CER, 0.68UF, Y5V, 16V,
                       +80-20, 1206                          10/16/00               9964           0.0500                 498.20
52-2201-007            CAP, ELEC, 2200UF, 50V,
                       20%, RADIAL                           07/26/99                 44           1.0000                  44.00
52-2201-004            CAP, ELEC, 6.8UF, 35V, >,
                       20%, RADIAL                           06/25/03                  3           0.0550                   0.17
52-2201-003            CAP, ELEC, 220UF, 25V, >,
                       20%, RADIAL                           02/07/97                303           0.0600                  18.18
52-2201-001            CAP, ELEC, 1000UF, 16V, >,
                       20%, RADIAL                           09/14/00               2316           0.1500                 347.40
52-2202-003            CAP, ELEC, 10UF, 35v,
                       20%, NON-POLAR, RADIAL                04/28/99                 39           0.0650                   2.54



52-2203-001            CAP, ELEC, 10UF, 50V, 20%,
                       NON-POLARIZED, RADIAL                 03/15/01               3368           0.1060                 357.01
52-2204-003            CAP, ELEC, 1500UF, 50V, 20%,
                       LOW IMPEDANCE, RADIAL
                       31.5 MM HIGHT MAX                     09/29/99                236           1.0700                 252.52
52-2204-005            CAP, ELEC, 220UF, 100V, 20%,
                       LOW IMPEDANCE, RADIAL                 12/09/02                250           0.4600                 115.00
52-2204-006            CAP, ELEC, 4.7UF, 100V, 20%,
                       LOW IMPEDANCE, RADIAL                 07/18/01               1685           0.0450                  75.83
52-2204-007            CAP, ELEC, 27UF, 100V, 20%,
                       LOW IMPEDANCE, RADIAL                 07/28/00                572           0.2800                 160.16
52-2204-009            CAP, ELEC, 470UF, 16V, 20%,
                       EXTREMELY LOW IMPEDANCE
                       RADIAL                                03/19/01               1222           0.1600                 195.52
52-2204-002            CAP, ELEC, 2200UF, 16V, 20%,
                       LOW IMPEDANCE, RADIAL                 07/09/01               1746           0.4950                 864.27
52-2204-001            CAP, ELEC, 220UF, 25V, 20%,
                       LOW IMPEDANCE, RADIAL                 03/28/03                 31           0.1600                   4.96
52-2204-010            CAP, ELEC, 47UF, 16V, 20%,
                       LOW IMPEDANCE, RADIAL                 04/01/02               1596           0.0650                 103.74
52-2205-004            CAP, ELEC, 1000UF, 6.3V, 20%
                       HA/8mm                                03/18/03                305           0.1830                  55.82
52-2205-005            CAP, ELEC, 220UF, 10V, 20%,
                       HA/8mm                                03/28/03                303           0.1830                  55.45
52-2205-002            CAP, ELEC, 33UF, 10V, 20%,
                       ZS5                                   11/18/02                127           0.1040                  13.21
52-2205-001            CAP, ELEC, 10UF, 16V, 20%,
                       ZS4                                   04/01/02                699           0.0640                  44.74
52-2205-003            CAP, ELEC, 220UF, 10V, 20%
                       D8                                    03/18/03                120           0.1180                  14.16
52-2206-002            CAP, ELEC, 47UF, 6.3V, 20%,
                       LOW IMPEDENCE, ZS4                    01/30/01                 72           0.2184                  15.72
52-2206-001            CAP, ELEC, 3.3UF, 50V, 20%,
                       LOW IMPEDENCE, ZS4                    12/13/00               2708           0.1760                 476.61
52-2301-001            CAP, CER, 18PF, NPO, 50V,
                       5%, RADIAL                            05/28/97                249           0.0530                  13.20
52-2307-001            CAP, CER, 470PF, Y5P, 100V,
                       20%, RADIAL                           02/28/97                 15           0.0320                   0.48
53-1000-001            CON, BNC, 75 OHM, PC MOUNT,
                       RA                                    10/16/00                126           2.9300                 369.18
53-1001-001            CON, RCA JACK, RA, YEL                03/19/01                846           0.5600                 473.76
53-1101-001            CON, FUSE HOLDER, MINI BLADE
                       RA, PC MOUNT                          09/11/00               4524           0.6600               2,985.84
53-2001-001            CON, MCX, FML, PC MOUN                03/07/03                  1           3.0800                   3.08
53-2003-001            CON, SMA, FML, PC MOUNT, ST,
                       GOLD                                  03/18/03                 52           2.4200                 125.84
53-2102-001            CON, HDR POST, 1x1, w/ HOOK,
                       TEST POINT                            10/16/00                695           0.1170                  81.32
53-2103-002            CON, HDR POST, ST, 1x2,
                       .1CTR, GLD                            08/01/01                 60           0.0150                   0.90
53-2103-003            CON, HDR POST, ST, 1x4,
                       .1CTR, GLD                            08/09/00               1409           0.0300                  42.27
53-2103-004            CON, HDR POST, ST, 1x8,
                       .1CTR, GLD                            01/26/01                248           0.0600                  14.88
53-2103-001            CON, HDR POST, ST, 1x3,
                       .1CTR, GLD                            12/21/00               3577           0.0230                  82.27
53-2106-002            CON, HDR POST, LOCK, ST, 1x2
                       .1CTR, TIN                            02/12/02                696           0.1260                  87.70
53-2106-001            CON, HDR POST, LOCK, ST, 1x6
                       .1 CTR, TIN                           02/12/02                296           0.1100                  32.56
53-2106-006            CON, HDR POST, LOCK, 1x6,
                       .156 CTR, TINNED                      12/21/00                161           0.3700                  59.57
53-2106-005            CON, HDR POST, LOCK, 1x2,
                       .156 CTR, 3 POS HOUSING,
                       2 POS LOADED, TINNED                  12/21/00               6226           0.0675                 420.26
53-2106-003            CON, HDR POST, LOCK, ST, 1x3
                       .1CTR, TIN                            12/18/00                293           0.1750                  51.28
53-2107-006            CON, HDR POST, ST, 2x5,
                       .1CTR, GLD                            04/01/02               1237           0.0800                  98.96
53-2107-003            CON, HDR POST, ST, 2x4,
                       .1CTR, GLD                            10/17/00                161           0.0600                   9.66
53-2107-009            CON, HDR POST, ST, 2x3,
                       .1CTR, GLD                            12/06/02                174           0.0600                  10.44
53-2107-002            CON, HDR POST, ST, 2x8,
                       .1CTR, GLD                            10/17/00                  9           0.1600                   1.44
53-2107-008            CON, HDR POST, ST, 2x10,
                       .1CTR, GLD                            01/04/02                800           0.1500                 120.00
53-2107-001            CON, HDR POST, ST, 2x2,
                       .1CTR, GLD                            12/06/02                242           0.0400                   9.68
53-2107-010            CON, HDR POST, ST, 2x6,
                       .1CTR, GLD                            01/24/01                301           0.1000                  30.10
53-2108-003            CON, HDR POST, ST, 2x6,
                       .1CTR, .500 HT, GLD                   05/21/01               1154           0.5300                 611.62
53-2108-002            CON, HDR POST, ST, 2x6,
                       .1CTR, .540 HT, GLD                   03/21/01               1444           0.6200                 895.28
53-2108-001            CON, HDR POST, ST, 2x6,
                       .1CTR, .340 HT, GLD                   01/31/01                139           0.5500                  76.45
53-2108-004            CON, HDR POST, ST, 2 x 7,
                       .1CTR, 0.320 HT, GLD                  03/19/03                 93           0.3600                  33.48



53-2109-001            CON, HDR POST, ST, 3x3,
                       .1CTR, GLD                            03/19/03                108           0.2900                  31.32
53-2201-001            CON, HDR POST, LOCK, 1x8, RA
                       .156 CTR, SNAP IN PEGS                10/03/00                794           0.2500                 198.50
53-2201-002            CON, HDR POST, LOCK, 1x8, RA
                       .156 CTR, PRESS FIT PE                08/09/00                181           0.3600                  65.16
53-2202-003            CON, HDR POST, RA, 2x2,
                       .1CTR, GLD                            12/15/00                513           0.0480                  24.62
53-2202-005            CON, HDR POST, RA, 2x5,
                       .1CTR, GLD                            05/23/01               1992           0.1100                 219.12
53-2202-001            CON, HDR POST, RA, 2x1,
                       .1CTR, GLD                            06/15/01                 51           0.0200                   1.02
53-2203-002            CON, HDR POST, SHRD, RA,
                       2x10, .1CTR, GLD                      04/16/97                 82           0.9500                  77.90
53-2203-001            CON, HDR POST, SHRD, RA,
                       1x4, .1CTR, GLD                       02/02/01                455           0.6400                 291.20
53-2203-003            CON, HDR POST, SHRD, RA,
                       2x20, .1CTR, GLD                      04/14/97                 26           0.6300                  16.38
53-2204-001            CON, HDR POST, SHRD, RA,
                       2x10, .05CTR, GLD CONTACT,
                       TIN TAILS                             10/09/96                 36           0.9950                  35.82
53-2205-001            CON, HDR POST, SHRD, ST,
                       2x8, .1CTR, GLD                       04/14/97                 15           0.1900                   2.85
53-2206-001            CON, HDR POST, LOCK, RA, 1x4
                       .1CTR, TIN                            03/04/02                 43           0.2700                  11.61
53-2207-002            CON, HEADER, 1x8, SHROUDED,
                       ST, 0.098 CTR.                        02/20/03                 12           0.1600                   1.92
53-2208-001            CON, HDR POST, SMT, ST, 2x20
                       1mm CTR, .065 HT, GLD                 11/22/02                 75           2.2100                 165.75
53-2208-002            CON, HDR POST, SMT, ST, 2x30
                       1.27mm CTR, .120 HT, GLD,
                       w/ ALIGNMENT PIN                      04/01/03                237           2.9400                 696.78
53-2301-006            CON, RJ48, RA, 8POS, LW PRFL
                       FML                                   10/13/00                 65           0.3900                  25.35
53-2301-007            CON, MOD JACK, 10 POS, RA,
                       FML, MICRO LOW PROFILE                12/17/98               1074           0.5100                 547.74
53-2301-008            CON, MOD JACK, 6 POS, 4 CNTC
                       RA, 50uI GLD                          09/25/00                  4           0.5100                   2.04
53-2301-009            CON, MOD JACK, 6 POS, 6 CNTC
                       RA, 50uI GLD                          10/06/00                944           0.4000                 377.60
53-2301-003            CON, RJ12, RA, 6POS, F                03/10/03                200           0.4700                  94.00
53-2301-004            CON, PHONE, RA, 6POS,                 08/20/98                536           0.5600                 300.16
53-2301-005            CON, MODULAR JACK, 10 POS,
                       RA, FML, LOW PROFILE                  10/22/98                 39           0.7200                  28.08
53-2301-011            CON, MODULAR JACK, 8 POS,
                       8 CNTC, RA, FML, LOW P                03/08/01                 13           0.4500                   5.85
53-2301-012            CON, MODULAR JACK, 6 POS,
                       4 CNTC, RA, FML, LOW PROFILE
                       50 ul GLD                             03/21/01                223           0.5100                 113.73
53-2301-010            CON, MOD JACK, 6 POS, 4 CNTC
                       VERTICAL                              11/07/00                279           0.6000                 167.40
53-2302-005            CON, DB25, ST, BOARD ANCHOR,
                       FML, NO JACK SCREWS                   04/06/01                905           0.5500                 497.75
53-2302-006            CON, DB25, ST, BOARD ANCHOR,
                       FML, w/ BOARD LOCKS AND
                       JACK SCREWS                           09/13/00                301           1.2000                 361.20
53-2302-008            CON, DB9, RA, BOARD ANCHOR,
                       MALE, w/ JACK SCREWS                  10/13/00                 34           0.7500                  25.50
53-2302-009            CON, DB9, VERT, BOARD ANCHOR
                       FML, w/ JACK SCREWS                   09/19/01                392           0.7100                 278.32
53-2302-007            CON, DB9, RA, BOARD ANCHOR,
                       FML, w/ JACK SCREWS                   10/13/00                 26           0.7500                  19.50
53-2302-004            CON, DB25, ST, BOARD ANCHOR,
                       FML, w/ JACK SCREWS                   09/13/00               1152           0.6900                 794.88
53-2302-003            CON, CHAMP-80, RA, BOARD
                       ANCHOR, .05CTR, FML, W/
                       LOCKS                                 05/15/97                 16           9.0300                 144.48
53-2302-001            CON, DB25, RA, BOARD ANCHOR,
                       FML                                   11/30/01                 17           0.5000                   8.50
53-2302-010            CON, DB9, VERT, BOARD ANCHOR
                       FML, w/ BOARD LOCKS, w/ 4-40
                       JACK SCREWS                           06/19/01                392           0.4700                 184.24
53-2303-001            CON, PWR JACK, BARREL                 08/01/01                  6           0.1200                   0.72
53-2303-005            CON, PWR, DIN, MINI, 4 POS,
                       CIRCULAR, RA, SHIELDED                10/16/00                 32           0.9000                  28.80
53-2303-004            CON, PWR, DIN, 5 POS,
                       CIRCULAR, RA, SHIELDED                10/16/00                 20           2.0000                  40.00
53-2304-002            CON, SKT, SIMM, 72 PIN,
                       MICRO-EDGE, .050 CL, VERT
                       TIN                                   10/16/00                 20           1.9400                  38.80
53-2305-001            CON, MOD JACK, 10 POS, VERT,
                       10 CONTACT, FML, 30 ul                09/22/99                 89           0.8900                  79.21
53-2305-002            CON, MOD JACK, 6 POS, VERT,
                       6 CONTACT, FML, 30ul G                03/12/03                 26           0.6000                  15.60
53-2402-002            CON, SKT, 32 PIN, PLCC                04/21/03                363           0.5200                 188.76
53-2402-003            CON, SKT, 28 PIN, PLCC                10/13/00                627           0.4000                 250.80
53-2501-004            CON, HDR SKT SIP, 1x4, ST,
                       .1CTR, FML                            08/08/02                547           0.3400                 185.98



53-2501-002            CON, HDR SKT SIP, 1x30, ST,
                       .1CTR, FML                            05/28/97                358           0.6000                 214.80
53-2501-001            CON, HDR SKT SIP, 1x14, ST,
                       .1CTR, FML                            11/29/96               1507           0.2800                 421.96
53-2502-002            CON, HDR SKT DIP, 2x10, ST,
                       .05CTR, GLD, FML                      02/12/02                152           1.3800                 209.76
53-2503-005            CON, HDR SKT DIP, 2x6, ST,
                       .1CTR, GLD                            04/11/01               3543           0.1800                 637.74
53-2503-001            CON, HDR SKT DIP, 2x8, ST,
                       .1CTR, GLD                            04/18/97                  7           0.2800                   1.96
53-2503-002            CON, HDR SKT DIP, 2X20, ST,
                       .1CTR, GLD                            10/18/00                239           0.7500                 179.25
53-2504-003            CON, HDR SKT DIP, 2x10, ST,
                       .1ctr, .435 HT, GLD, F                03/03/03                 10           1.5000                  15.00
53-2504-002            CON, HDR SKT DIP, 2x10, ST,
                       .1CTR, .335 HT,  GLD,                 11/21/00               1074           1.0200               1,095.48
53-2504-004            CON, HDR SKT DIP, 2x10, ST,
                       .1CTR, .535 HT, GLD, F                08/21/01                107           1.6100                 172.27
53-2504-005            CON, HDR SKT DIP, 2x7, ST,
                       .1CTR, .435, GLD, FML                 03/19/03                104           0.7100                  73.84
53-2504-001            CON, HDR SKT DIP, 2x10, ST,
                       .1CTR, .635 HT, GLD, F                09/18/00                992           2.1300               2,112.96
53-2601-002            CON, TRM HSG, 3 POS, 1ROW,
                       .156CTR                               04/26/96                 55           0.1700                   9.35
53-2601-003            CON, TRM HSG, 4 POS, 1 ROW,
                       .156CTR.                              06/22/01                303           0.0600                  18.18
53-2701-001            CON, TRM HSG, 6 POS, 1ROW,
                       .1CTR                                 06/22/01                279           0.0800                  22.32
53-2701-002            CON, TRM HSG, 2 POS, 1 ROW,
                       .1CTR, POLOR                          10/31/01                407           0.1000                  40.70
53-2701-003            CON, TRM HSG, 3 POS, 1 ROW,
                       .1CTR, POLORIZED                      09/15/98                875           0.1800                 157.50
53-2701-004            CON, TRM HSG, 4 POS, 1 ROW,
                       .1CTR, POLORIZED                      03/10/00                984           0.1800                 177.12
53-2703-001            CON,TRM HSG, 8 POS, 1 ROW,
                       0.098 CTR, POLORIZED                  12/11/01                276           0.0450                  12.42
53-2703-002            CON, TRM HSG, 3 POS, 1 ROW,
                       0.098 CTR, POLORIZED                  12/18/01                289           0.0320                   9.25
53-2802-001            CON, FASTON TRM, .250, RA,
                       FML                                   11/22/00                831           0.1470                 122.16
53-2901-002            CON, TERMINAL BLOCK, 5 POS,
                       .150 CTR, SCREW-CAGE CLAMP
                       PLUG, RIGHT ANGLE                     06/07/00                948           1.5800               1,497.84
53-2901-001            CON, TERMINAL BLOCK, 3 POS,
                       SCREW-CAGE CLAMP PLUG
                       RIGHT ANGLE                           08/22/02               1004           0.9450                 948.78
53-2901-008            CON, TERMINAL BLOCK, 8 POS,
                       .150 CTR, SCREW CAGE CLAMP
                       PLUG, VERTICAL                        09/03/03                318           2.6800                 852.24
53-2901-009            CON, TERMINAL BLOCK, 3 POS,
                       .150 CTR, SCREW CAGE CLAMP,
                       PLUG, VERTICAL, BLACK                 04/09/02                 92           1.2800                 117.76
53-2901-007            CON, TERMINAL BLOCK, 3 POS,
                       .150 CTR, SCREW CAGE CLAMP
                       PLUG, VERTICAL                        04/21/03                362           1.1700                 423.54
53-2901-006            CON, TERMINAL BLOCK, 3 POS,
                       .150 CTR, SCREW CAGE CLAMP,
                       PLUG, RIGHT ANGLE                     08/21/01                166           1.5700                 260.62
53-2901-005            CON, TERMINAL BLOCK, 6 POS,
                       .150 CTR, SCREW-CAGE CLAMP,
                       PLUG, VERTICAL                        08/22/02               2822           2.0100               5,672.22
53-2901-004            CON, TERMINAL BLOCK, 6 POS,
                       .150 CTR, SCREW-CAGE CLAMP,
                       PLUG, RIGHT ANGLE                     03/04/02               2604           1.8400               4,791.36
53-2901-003            CON, TERMINAL BLOCK, 2 POS,
                       .150 CTR, SCREW-CAGE CLAMP
                       PLUG, RIGHT ANGLE                     08/02/00                557           0.6300                 350.91
53-2902-004            CON, PC MOUNT, 3 POS, HORZ,
                       .150 ctr, CLOSED END HEADER,
                       for TERMINAL BLOCK                    05/21/01                 84           0.5700                  47.88
53-2902-003            CON, PC MOUNT, 6 POS, HORZ,
                       .150 ctr, CLOSED END HEADER,
                       for TERMINAL BLOCK                    03/20/01                854           1.1000                 939.40
53-2902-002            CON, PC MOUNT, 5 POS, HORZ,
                       .150 ctr, CLOSED END HEADER
                       for TERMINAL BLOCK                    06/07/00                915           0.8600                 786.90
53-2902-001            CON, PC MOUNT, 3 POS, HORZ.
                       CLOSED END HEADER for
                       TERMINAL BLOCK                        06/15/01               1082           0.3150                 340.83
53-2903-002            CON, PC MOUNT, 6 POS, VERT,
                       .150 CTR, CLOSED END HEADER,
                       for TERMINAL BLOCK                    08/22/02               4556           0.9900               4,510.44
53-2903-001            CON, PC MOUNT, 2 POS, VERT,
                       .150 CTR, CLOSED END HEADER,
                       for TERMINAL BLOCK                    08/02/00                533           0.3400                 181.22
53-2903-005            CON, PC MOUNT, 3 POS, VERT,
                       .150 CTR, CLOSED END HEADER,
                       for TERMINAL BLOCK, BL                04/09/02                 93           0.6300                  58.59



53-2903-004            CON, PC MOUNT, 8 POS, VERT,
                       .150 CTR, CLOSED END HEADER,
                       for TERMINAL BLOCK                    04/21/03                 28           1.3200                  36.96
53-2904-002            CON, TERMINAL STRIP, 3                03/27/03                502           0.5100                 256.02
53-2904-001            CON, GROUND LUG, 1 POS                03/05/02               2547           1.4900               3,795.03
53-2905-001            CON, BARRIER STRIP, 2 POS,
                       #6, COMBO                             09/18/00               1191           0.4400                 524.04
53-3003-001            ADAPTER, DB25 ML TO RJ                09/28/01                 11           0.3800                   4.18
53-4001-001            CON, SIM CARD, SMT, MO                03/19/03                732           1.8200               1,332.24
53-4002-001            CON, SIM MOUNT, MOLEX                 04/01/03                731           0.4600                 336.26
53-4003-001            CON, BATTERY HOLDER, COIN,
                       CR2032                                04/08/03                402           0.6250                 251.25
54-1101-002            TRNSTR, NPN, CMPTA42, 100V,
                       SOT-23                                06/15/01                174           0.0690                  12.01
54-1101-001            TRNSTR, NPN, 3904, 40V
                       SOT-23                                09/24/01               3000           0.0480                 144.00
54-1103-005            TRNSTR, MOSFET, Si9934DY,
                       DUAL, P-CHANNEL, SOP-8                02/11/03                142           0.3700                  52.54
54-1103-004            TRNSTR, MOSFET, Si3443DV,
                       P-CHANNEL, TSOP-6                     09/24/01               1809           0.2800                 506.52
54-1103-003            TRNSTR, MOSFET, NDH8304P,
                       DUAL P-CHANNEL, SOT-8                 07/26/01               3000           0.6800               2,040.00
54-1103-002            TRNSTR, MOSFET, NDT2955,
                       P-CHANNEL, SOT-223                    05/18/01               2073           0.2847                 590.18
54-1103-001            TRNSTR, MOSFET, 2N7002, DMOS
                       SOT-23                                07/17/02               1715           0.0800                 137.20
54-1201-001            TRNSTR, NPN, HIGH CURRENT,
                       80V, SOT-89                           02/07/97                681           0.3100                 211.11
54-1202-001            TRNSTR, NPN, HIGH CURRENT,
                       3019, 80V, SOT-223                    09/21/01                239           0.2600                  62.14
54-1601-001            TRNSTR, NPN, DARRLINGTON
                       ARRAY, ULN2803A, DIP-1                11/30/00                 28           0.4500                  12.60
55-2002-001            FUSE, 3 AMP, 250VAC,
                       5mm x 20mm, MED. TIME DELAY,
                       GLASS, AXIAL                          10/13/00                 28           1.4000                  39.20
55-2002-002            FUSE, 2 AMP, 250VAC,
                       5mm x 20mm, MED. TIME DELAY,
                       GLASS, AXIAL                          12/21/00                265           1.1200                 296.80
55-2003-001            FUSE, 2 AMP, 125V,
                       3.1mm x 7.54mm, FAST ACTING,
                       SUBMINITURE, AXIAL                    02/20/00                698           0.2400                 167.52
55-3001-001            FUSE, 5 AMP, 32 VAC, MINI
                       BLADE FUSE, FAST ACTING,
                       PLASTIC                               07/25/00               3905           0.1900                 741.95
55-3002-001            FUSE, 3 AMP, 32VAC, MINI
                       BLADE FUSE, FAST ACTING
                       PLASTIC                               03/05/02                159           0.1900                  30.21
55-4001-001            FUSE, TELELINK, 75A, 250V,
                       SURGE RESISTANCE TIME LAG,
                       SMT, 1002                             07/03/00               4530           0.5200               2,355.60
55-4001-002            FUSE, TELELINK, 100A, 250V,
                       SURGE RESISTANCE TIME LAG,
                       SMT, 1002                             11/21/00               2400           0.5100               1,224.00
55-5001-001            FUSE, PICO, 3A, 125V,
                       FAST ACTING, AXIAL                    10/17/01                644           0.2900                 186.76
55-6001-001            FUSE, POLYSWITCH, 200 Vrms,
                       120 MA, RADIAL                        10/29/02                 55           0.3900                  21.45
56-1001-006            CRYSTAL, PAR, 22.1184Mhz,
                       20pf, FUN, HC-49                      12/22/95                100           0.6400                  64.00
56-1001-003            CRYSTAL, PAR, 24.00014Mhz,
                       18pf, FUN, HC-49                      01/26/96                729           0.5400                 393.66
56-1001-001            CRYSTAL, PAR, 40.320Mhz,
                       18pf, 3rd-OT, HC-49                   02/26/96                 79           0.8800                  69.52
56-1001-008            CRYSTAL, PAR, 16.000312MHZ,
                       32PF, FUN, HC-49                      01/14/97                 54           0.3800                  20.52
56-1001-004            CRYSTAL, PAR, 8.064Mhz,
                       18pf, FUN, HC-49                      01/26/96                652           0.4700                 306.44
56-1001-012            CRYSTAL, PAR, 28.224Mhz,
                       18PF, FUN, HC-49                      12/08/99                 33           0.4500                  14.85
56-1001-011            CRYSTAL, PAR, 18.432Mhz,
                       18PF, FUN, HC-49                      10/09/97                348           0.3800                 132.24
56-1001-010            CRYSTAL, PAR, 11.0592Mhz,
                       18PF, FUN, HC-49                      10/09/97                 60           0.3700                  22.20
56-2001-007            CRYSTAL, PAR, 11.0592MHZ,
                       18PF, FUN, HC-49S                     11/18/02                 64           0.4500                  28.80
56-2001-008            CRYSTAL, PAR, 18.432MHZ,
                       18PF, FUN, HC-49S                     04/01/02               2523           0.3500                 883.05
56-2001-002            CRYSTAL, PAR, 22.1184Mhz,
                       18pf, FUN, HC-49S                     03/18/03                 21           0.6100                  12.81
56-2001-006            CRYSTAL, PAR, 9.8304MHZ,
                       18pf, FUN, HC-49S                     07/26/00                989           0.3500                 346.15
56-2001-005            CRYSTAL, PAR, 35.2512MHZ,
                       18pf, 3rd-OT, HC-49S                  07/26/00                726           0.3500                 254.10
56-2001-003            CRYSTAL, PAR, 40.320MHZ,
                       18pf, 3rd-OT, HC-49S                  06/05/98                735           0.3500                 257.25
56-2001-004            CRYSTAL, PAR, 14.7456MHZ,
                       18pf, FUN, HC-49S                     06/05/98               1414           0.3500                 494.90
56-2001-011            CRYSTAL, PAR, 20.00MHZ, 18PF
                       FUN, HC-49US                          12/13/00                865           0.4200                 363.30



56-2001-012            CRYSTAL, PAR, 14.318MHZ,18PF
                       FUN, HC-49US                          03/09/01               1105           0.4000                 442.00
56-2001-010            CRYSTAL, PAR, 5.00MHZ, 18PF,
                       FUN, HC-49US                          10/17/00                967           0.4551                 440.08
56-3001-001            CRYSTAL, OCS, 5MHZ, CMOS,
                       HALF CAN, DIP                         04/13/01                214           2.3600                 505.04
56-4001-001            CRYSTAL, 32.768Khz, FUN,
                       12.5 PF, SMT                          03/19/03                500           0.6500                 325.00
57-1111-002            RES, 11.8 OHMS, .125W, 1%,
                       THKFLM, 1206                          10/13/00               3920           0.0085                  33.32
57-1111-001            RES, 1.5K OHM, .125W, 1%,
                       THKFLM, 1206                          09/06/00              26976           0.0060                 161.86
57-1151-003            RES, 0 OHM, .125W, 5%,
                       THKFLM, 1206                          12/04/01                635           0.0050                   3.18
57-1151-002            RES, 100 OHM, .125W, 5%,
                       THKFLM, 1206                          02/12/02               5070           0.0060                  30.42
57-1151-001            RES, 10K OHM, .125W, 5%,
                       THKFLM, 1206                          12/21/00               5000           0.0060                  30.00
57-1151-007            RES, 2K OHM, .125W, 5%,
                       THKFLM, 1206                          05/15/01               3357           0.0050                  16.79
57-1151-004            RES, 51 OHM, .125W, 5%,
                       THKFLM, 1206                          04/14/98               4520           0.0040                  18.08
57-1151-005            RES, 10 OHM, .125W, 5%,
                       THKFLM, 1206                          09/06/00              26935           0.0060                 161.61
57-1151-006            RES, 1.5K OHM, .125W, 5%,
                       THKFLM, 1206                          06/15/01              10000           0.0060                  60.00
57-1251-004            RES, 1 OHM, 3250W, 1%,
                       THKFLM, 1210                          09/24/01               3971           0.0130                  51.62
57-1251-002            RES, 10 OHM, .250W, 5%,
                       THKFLM, 1210                          12/21/00               5000           0.0140                  70.00
57-1251-001            RES, 100 OHM, .250W, 5%,
                       THKFLM, 1210                          04/01/02              11774           0.0170                 200.16
57-1351-003            RES, 100 OHM, .500W, 5%,
                       THKFLM, 2010                          10/04/00              14507           0.0270                 391.69
57-1351-004            RES, 7.5K OHM, .500W, 5%,
                       THKFLM, 2010                          08/18/98               3694           0.0300                 110.82
57-1351-002            RES, 20 OHM, .500W, 5%,
                       THKFLM, 2010                          09/06/00              16473           0.0270                 444.77
57-1351-001            RES, 10 OHM, .500W, 5%,
                       THKFLM, 2010                          10/16/00              20091           0.0270                 542.46
57-1351-006            RES, 33 OHM, .750W, 5%,
                       THKFLM, 2010                          02/17/03               3516           0.0290                 101.96
57-1611-006            RES, 20.0K OHM, .100W, 1%,
                       THKFLM, 0805                          04/01/02              20720           0.0060                 124.32
57-1611-007            RES, 16.2K OHM, .100W, 1%,
                       THKFLM, 0805                          11/29/96               2520           0.0100                  25.20
57-1611-009            RES, 60.4K OHM, .100W, 1%,
                       THKFLM, 0805                          11/29/96               3785           0.0100                  37.85
57-1611-005            RES, 39.2K OHM, .100W, 1%,
                       THKFLM, 0805                          06/15/01               1714           0.0060                  10.28
57-1611-004            RES, 10K OHM, .100W, 1%,
                       THKFLM, 0805                          02/17/03               3688           0.0060                  22.13
57-1611-003            RES, 332K OHM, .100W, 1%,
                       THKFLM, 0805                                                  647           0.0100                   6.47
57-1611-002            RES, 100 OHM, .100W, 1%,
                       THKFLM, 0805                          09/06/00              20730           0.0060                 124.38
57-1611-001            RES, 536 OHM, .100W, 1%,
                       THKFLM, 0805                          12/21/00                406           0.0060                   2.44
57-1611-008            RES, 8.66K OHM, .100W, 1%,
                       THKFLM, 0805                          04/01/02               9130           0.0060                  54.78
57-1611-010            RES, 40.2K OHM, .100W, 1%,
                       THKFLM, 0805                          08/01/01               5000           0.0060                  30.00
57-1611-013            RES, 11.8K OHM, .100W, 1%,
                       THKFLM, 0805                          08/10/99               4419           0.0060                  26.51
57-1611-011            RES, 17.4K OHM, .100W, 1%,
                       THKFLM, 0805                          12/21/95               5526           0.0060                  33.16
57-1611-014            RES, 1.13K OHM, .100W, 1%,
                       THKFLM, 0805                          01/10/96               4647           0.0060                  27.88
57-1611-015            RES, 165 OHM, .100W, 1%,
                       THKFLM, 0805                          09/06/00              12088           0.0060                  72.53
57-1611-016            RES, 324 OHM, .100W, 1%,
                       THKFLM, 0805                          09/06/00               9722           0.0060                  58.33
57-1611-017            RES, 5.62K OHM, .100W, 1%,
                       THKFLM, 0805                          07/31/96               1871           0.0060                  11.23
57-1611-018            RES, 6.19K OHM, .100W, 1%,
                       THKFLM, 0805                          09/06/00              12462           0.0060                  74.77
57-1611-019            RES, 44.2K OHM, .100W, 1%,
                       THKFLM, 0805                          02/12/97               4831           0.0060                  28.99
57-1611-012            RES, 9.09K OHM, .100W, 1%,
                       THKFLM, 0805                          08/01/01               5000           0.0060                  30.00
57-1611-022            RES, 68.1K OHM, .100W, 1%,
                       THKFLM, 0805                          05/30/96               3474           0.0060                  20.84
57-1611-020            RES, 15.4K OHM, .100W, 1%,
                       THKFLM, 0805                          09/24/01               3742           0.0060                  22.45
57-1611-023            RES, 6.49K OHM, .100W, 1%,
                       THKFLM, 0805                          05/30/96               3276           0.0060                  19.66
57-1611-024            RES, 301 OHM, .100W, 1%,
                       THKFLM, 0805                          02/19/00               3225           0.0060                  19.35



57-1611-027            RES, 100K OHM, .100W, 1%,
                       THKFLM, 0805                          09/06/00               4915           0.0100                  49.15
57-1611-026            RES, 287 OHM, .100W, 1%,
                       THKFLM, 0805                          05/30/96               2746           0.0100                  27.46
57-1611-025            RES, 182K OHM, .100W, 1%,
                       THKFLM, 0805                          05/30/96               4707           0.0060                  28.24
57-1611-039            RES, 1.21K OHM, .100W, 1%,
                       THKFLM, 0805                          09/24/01               3106           0.0050                  15.53
57-1611-038            RES, 105K OHM, .100W, 1%,
                       THKFLM, 0805                          09/24/01               5000           0.0060                  30.00
57-1611-036            RES, 475 OHM, .100W, 1%,
                       THKFLM, 0805                          08/01/01               5915           0.0060                  35.49
57-1611-035            RES, 5.11K OHM, .100W, 1%,
                       THKFLM, 0805                          08/01/01               6195           0.0060                  37.17
57-1611-034            RES, 3.65K OHM, .100W, 1%,
                       THKFLM, 0805                          09/06/00              12815           0.0060                  76.89
57-1611-033            RES, 43.2K OHM, .100W, 1%,
                       THKFLM, 0805                          09/19/00              13992           0.0060                  83.95
57-1611-032            RES, 1.33K OHM, .100W, 1%,
                       THKFLM, 0805                          09/11/00               8445           0.0060                  50.67
57-1611-031            RES, 22.1K OHM, .100W, 1%,
                       THKFLM, 0805                          04/09/97               3401           0.0090                  30.61
57-1611-030            RES, 44.2K OHM, .100W, 1%,
                       THKFLM, 0805                          04/09/97               3589           0.0090                  32.30
57-1611-037            RES, 51.1K OHM, .100W, 1%,
                       THKFLM, 0805                          09/06/00               5000           0.0060                  30.00
57-1611-043            RES, 10.7K OHM, .100W, 1%,
                       THKFLM, 0805                          12/02/01               5072           0.0060                  30.43
57-1611-044            RES, 1.24K OHM, .100W, 1%,
                       THKFLM, 0805                          12/02/01               5105           0.0060                  30.63
57-1611-041            RES, 604 OHM, .100W, 1%,
                       THKFLM, 0805                          02/24/99               4858           0.0050                  24.29
57-1611-040            RES, 27.4K OHM, .100W, 1%,
                       THKFLM, 0805                          09/06/00              19171           0.0050                  95.86
57-1611-049            RES, 20.5K OHM, .100W, 1%,
                       THKFLM, 0805                          09/06/00              19571           0.0060                 117.43
57-1611-046            RES, 3.24K OHM, .100W, 1%,
                       THKFLM, 0805                          09/09/02               5000           0.0060                  30.00
57-1611-042            RES, 34.8K OHM, .100W, 1%,
                       THKFLM, 0805                          08/10/99               4880           0.0040                  19.52
57-1611-048            RES, 7.5K OHMS, .100W, 1%,
                       THKFLM, 0805                          10/13/00               3651           0.0060                  21.91
57-1611-055            RES, 24.9K OHM, .100W, 1%,
                       THKFLM, 0805                          09/24/01               4287           0.0050                  21.44
57-1611-056            RES, 31.6K OHM, .100W, 1%,
                       THKFLM, 0805                          03/15/01               4599           0.0050                  23.00
57-1611-050            RES, 3.74K OHM, .100W, 1%,
                       THKFLM, 0805                          09/11/00              18010           0.0060                 108.06
57-1611-051            RES, 9.53K OHM, .100W, 1%,
                       THKFLM, 0805                          09/06/00              14602           0.0060                  87.61
57-1611-054            RES, 4.99K OHM, .100W, 1%,
                       THKFLM, 0805                          01/19/01               4956           0.0050                  24.78
57-1611-053            RES, 1.82K OHM, .100W, 1%,
                       THKFLM, 0805                          01/19/01               5000           0.0050                  25.00
57-1611-052            RES, 33.2K OHM, .100W, 1%,
                       THKFLM, 0805                          09/20/00               4086           0.0055                  22.47
57-1611-057            RES, 49.9K OHM, .100W, 1%,
                       THKFLM, 0805                          08/01/01               4508           0.0050                  22.54
57-1611-058            RES, 31.6K OHM, .100W, 1%,
                       THKFLM, 0805                          08/01/01               4876           0.0040                  19.50
57-1611-059            RES, 24.3 OHM, .100W, 1%,
                       THKFLM, 0805                          08/16/02               4365           0.0025                  10.91
57-1611-061            RES, 2.87K OHM, .100W, 1%,
                       THKFLM, 0805                          12/03/02               4737           0.0030                  14.21
57-1611-060            RES, 3.32K OHM, .100W, 1%,
                       THKFLM, 0805                          09/13/02               3890           0.0025                   9.73
57-1651-009            RES, 1M OHM, .100W, 5%,
                       THKFLM, 0805                          04/01/02              17680           0.0050                  88.40
57-1651-005            RES, 2K OHM, .100W, 5%,
                       THKFLM, 0805                          10/25/01               5000           0.0040                  20.00
57-1651-006            RES, 47K OHM, .100W, 5%,
                       THKFLM, 0805                          02/17/03               4196           0.0040                  16.78
57-1651-001            RES, 470 OHM, .100W, 5%,
                       THKFLM, 0805                          09/06/00              17301           0.0050                  86.51
57-1651-002            RES, 100 OHM, .100W, 5%
                       THKFLM, 0805                          10/16/00               3781           0.0050                  18.91
57-1651-003            RES, 20K OHM, .100W, 5%
                       THKFLM, 0805                          12/21/00               5000           0.0050                  25.00
57-1651-008            RES, 1K OHM, .100W, 5%,
                       THKFLM, 0805                          04/08/02               3589           0.0050                  17.95
57-1651-004            RES, 10K OHM, .100W, 5%
                       THKFLM, 0805                          02/17/03               1831           0.0050                   9.16
57-1651-012            RES, 1.5K OHM, .100W, 5%,
                       THKFLM, 0805                          09/06/00              18902           0.0050                  94.51
57-1651-019            RES, 47 OHM, .100W, 5%,
                       THKFLM, 0805                          04/09/97               4467           0.0050                  22.34
57-1651-018            RES, 2.7K OHM, .100W, 5%,
                       THKFLM, 0805                          04/09/97               4437           0.0050                  22.19



57-1651-016            RES, 51 OHM, .100W, 5%,
                       THKFLM, 0805                          09/06/02               2208           0.0040                   8.83
57-1651-014            RES, 4.7K OHM, .100W, 5%,
                       THKFLM, 0805                          10/16/00                357           0.0050                   1.79
57-1651-013            RES, 5.1M OHM, .100W, 5%,
                       THKFLM, 0805                          03/28/96               4740           0.0050                  23.70
57-1651-011            RES, 2.7M OHM, .100W, 5%,
                       THKFLM, 0805                          03/28/96               5000           0.0050                  25.00
57-1651-010            RES, 0 OHM, .100W, 5%,
                       THKFLM, 0805                          04/08/02               6077           0.0050                  30.39
57-1651-017            RES, 330K OHM, .100W, 5%,
                       THKFLM, 0805                          12/21/00              15000           0.0040                  60.00
57-1651-026            RES, 10 OHM, .100W, 5%,
                       THKFLM, 0805                          04/01/02               1811           0.0050                   9.06
57-1651-027            RES, 20M, .100W, 5%,
                       THKFLM, 0805                          09/06/00              20000           0.0040                  80.00
57-1651-028            RES, 75 OHMS, .100W, 5%,
                       THKFLM, 0805                          10/19/00              16180           0.0040                  64.72
57-1651-029            RES, 470K OHM, .100W, 5%,
                       THKFLM, 0805                          08/10/00               3961           0.0040                  15.84
57-1651-025            RES, 33 OHM, .100W, 5%,
                       THKFLM, 0805                          04/14/98               4420           0.0040                  17.68
57-1651-024            RES, 2M OHM, .100W, 5%,
                       THKFLM, 0805                          08/01/01               4795           0.0050                  23.98
57-1651-023            RES, 750 OHM, .100W, 5%,
                       THKFLM, 0805                          06/15/01               1796           0.0050                   8.98
57-1651-022            RES, 270K OHM, .100W, 5%,
                       THKFLM, 0805                          04/09/97               4042           0.0050                  20.21
57-1651-021            RES, 150 OHM, .100W, 5%,
                       THKFLM, 0805                          04/09/97               4643           0.0050                  23.22
57-1651-020            RES, 8.2K OHM, .100W, 5%,
                       THKFLM, 0805                          04/09/97               4726           0.0050                  23.63
57-1651-031            RES, 390 OHM, .100W, 5%,
                       THKFLM, 0805                          09/24/01               3657           0.0030                  10.97
57-1651-030            RES, 180 OHM, .100W, 5%,
                       THKFLM, 0805                          12/08/00               4926           0.0040                  19.70
57-1651-032            RES, 30 OHM, .100W, 5%,
                       THKFLM, 0805                          02/28/02               4930           0.0025                  12.33
57-1801-001            RES, 15.4K OHM, .125W, 1%,
                       AXIAL                                 08/10/00               2929           0.0140                  41.01
57-1811-004            RES, 604 OHM, .250W, 1%,
                       MTLFLM, AXIAL                         03/22/99                566           0.0090                   5.09
57-1851-009            RES, 0 OHM, .250W, 5%,
                       CARBON, AXIAL                         06/15/01               5000           0.0050                  25.00
57-1851-020            RES, 120 OHMS, .250W, 5%,
                       CARBON, AXIAL                         04/06/01               4755           0.0050                  23.78
57-2051-001            RES, 20 OHM, 2W, 5%, CARBON,
                       AXIAL                                 11/15/00                791           0.0400                  31.64
57-2051-002            RES, 180 OHM, 2W, 5%, CARBON
                       AXIAL                                 12/03/01                328           0.0836                  27.42
63-1210-003            INDUCTOR, 3.3UH, 10%,                 03/12/01               2392           0.1050                 251.16
63-1210-002            INDUCTOR, 8.2UH, 10%, 1210,
                       (120ma min)                           12/21/00                379           0.1870                  70.87
63-1210-001            INDUCTOR, 10UH, 10%, 1210,
                       (150ma min)                           08/01/01               1841           0.1870                 344.27
63-2110-006            INDUCTOR, 20UH, 5%, AXIAL,
                       (420ma min)                           08/18/00               5000           0.1200                 600.00
63-2110-007            INDUCTOR, 3.3UF, 10%, 1.9A,
                       AXIAL                                 07/17/00               2748           0.3100                 851.88
63-2110-001            INDUCTOR, 22UH, 10%, AXIAL,
                       (400ma min)                           12/02/01                168           0.0750                  12.60
63-2210-002            INDUCTOR, 3.3UH, 10%,                 05/22/97               4401           0.0740                 325.67
63-2310-002            INDUCTOR, 47UF, 10%, 2A,
                       AXIAL                                 07/17/00                159           0.5200                  82.68
63-2310-003            INDUCTOR, 22UH, 10%,
                       LOW IMPEDANCE, AXIAL
                       (560ma MAX)                           03/16/01               3345           0.1400                 468.30
63-2410-006            INDUCTOR, 220uH, LOW DC IMP,
                       0.9A, CTCDRH104R                      03/25/03                800           0.7000                 560.00
63-2410-005            INDUCTOR, 47uH, LOW DC IMP,
                       2.1A, CTCDRH104R                      12/02/02                396           0.6900                 273.24
63-2410-003            INDUCTOR, 47uH, LOW DC IMP,
                       1.8A, CTDT3316P                       11/14/02                194           0.6200                 120.28
63-2410-002            INDUCTOR, 4.7uH, LOW DC IMP,
                       2A, SM                                09/24/01               1427           0.4100                 585.07
63-2410-001            INDUCTOR, 10UH, LOW DC IMP,
                       3A, SMT                               02/12/03                636           0.9200                 585.12
63-3001-001            INDUCTOR, BELL DC, COIL,
                       DIP-8                                 11/12/02                 79           2.5000                 197.50
63-4001-001            CHOKE, 3 TURN, 625 OHM/
                       100 MHZ, RADIAL                       11/08/00                162           0.1400                  22.68
63-4002-001            CHOCK, FILTER, COMMON MODE,
                       4 AMP                                 09/24/01               1678           0.2750                 461.45
64-1001-001            LED, RED CLEAR, 2.5v, RA
                       30% VIEWING ANGLE                     11/29/96                410           0.0950                  38.95
64-1004-001            LED, RED DEFUSED, 2.5V, RA,
                       60% VIEWING ANGLE                     09/25/01                567           0.1000                  56.70
64-1005-001            LED, GRN DEFUSED, 2.5V, RA,
                       60% VIEWING ANGLE                     01/09/02                346           0.1130                  39.10



64-2001-001            LED, RED BRIGHT, 2.5V, VERT
                       60 DEG VEIWING ANGLE                  10/13/00               6359           0.0530                 337.03
64-3002-001            LED, BAR, 10 POS, RED, VERT,
                       HI EFF. RED, DIP-20                   05/30/03                427           0.9500                 405.65
64-4001-001            LED, HIGH EFF RED, 3mm, VERT
                       60 DEG VEIWING ANGEL                  03/27/03               3000           0.0500                 150.00
70-1001-002            RES, NETWORK, 4.7K OHM,
                       9 GANGED, SIP-10                      05/28/97                385           0.1000                  38.50
70-1001-001            RES, NETWORK, 1K OHM,
                       9 GANGED, SIP-10                      01/20/97                240           0.0980                  23.52
70-1001-004            RES, NETWORK, 2.7K OHM,
                       7 GANGED, SIP-8                       04/29/97                 59           0.1200                   7.08
70-1001-005            RES, NETWORK, 10K OHM,
                       8 GANGED, SIP-9                       10/13/00                156           0.2400                  37.44
70-2001-008            RES NETWORK, 47K, 4 GANGED,
                       1206                                  09/24/01               3743           0.0120                  44.92
70-2001-001            RES, NETWORK, 10K, 4 GANGED,
                       1206                                  09/06/02               3322           0.0120                  39.86
70-2001-004            RES, NETWORK, 1K, 4 GANGED,
                       1206                                  09/06/02                581           0.0120                   6.97
70-2001-005            RES, NETWORK, 33 OHM, 4 GANG
                       1206                                  10/13/00               4739           0.0127                  60.19
70-2001-006            RES, NETWORK, 4.7K, 4 GANGED
                       1206                                  01/19/01               2409           0.0120                  28.91
70-2001-009            RES NETWORK, 20K, 4 GANGED,
                       1206                                  03/04/02               5000           0.0100                  50.00
70-2001-007            RES, NETWORK, 470 OHM,4 GANG
                       1206                                  05/15/01               5000           0.0120                  60.00
71-1001-001            CAP, NETWORK, 330PF,
                       9 GANGED, SIP-10                      11/29/96                 89           0.8100                  72.09
76-1001-001            VARISTOR, 175v, 10a, R                02/23/01                284           0.2200                  62.48
76-1003-001            TRANSORBER, 275V, 50A,
                       DO-214AA                              03/21/00               2959           0.5200               1,538.68
76-1004-001            VARISTOR, 275V, 25A, R                10/16/00                 15           0.1300                   1.95
76-1005-001            SIDACTOR, 275V, 100A,
                       DO214-AA                              08/01/01                295           0.4800                 141.60
77-3002-002            ENCLOSURE BODY, 10x8x4,
                       NEMA 4, POLYCARBONATE,
                       w/ STD HOLE PATTERN                   04/29/03                132          19.5800               2,584.56
77-3004-001            ENCLOSURE, 4.8 x 4.72 x 3.3,
                       NEMA 4, STANDARD ENCLO                08/21/03                137          14.4000               1,972.80
77-3005-001            LID, ENCLOSURE, SCREW COVER,
                       NEMA 4, 10x8, OPAQUE                  04/24/03                189           8.8300               1,668.87
77-3006-001            BRACKETS, MOUNTING FOR
                       10x8x4 NEMA4 ENCLOSURE                04/21/03                172           3.7800                 650.16
77-4001-001            SKT, MARWELL, 16S RING                08/12/03                  6           0.0000                   0.00
77-4002-001            SKT, MARWELL, 12S RING                08/12/03                  6           0.0000                   0.00
77-4003-001            SKT, MARWELL, 9S RING                 08/12/03                 13         111.3800               1,447.94
77-4004-001            SKT, MARWELL, 5S RING                 08/12/03                  6           0.0000                   0.00
77-4005-001            SKT, MARWELL, 2S RING                 08/12/03                  6           0.0000                   0.00
77-5511-002            ENCLOSURE, EXT, 5x5, BLACK,
                       LH55                                  08/12/02                 14           2.6000                  36.40
77-5511-004            ENCLOSURE, EXT, 5x5, PC BONE
                       CM5                                   09/04/01                 28           2.6000                  72.80
77-5711-001            ENCLOSURE, EXT, 5x7, B                10/05/00                 12          10.0800                 120.96
78-0001-001            HEAT SINK, 6278PB, BLA                12/27/99                211           0.1350                  28.49
78-0002-001            SCREW, MACHINE, 2-56,                 02/23/01               4174           0.0120                  50.09
78-0003-001            NUT, HEX, 2-56                        02/23/01                273           0.0049                   1.34
78-0004-001            SWITCH CAP, BLACK, EXT                03/19/03               1102           0.0900                  99.18
78-0009-001            SHUNT, OPEN END, .1CTR                09/05/03               3138           0.0200                  62.76
78-0014-001            WASHER, LOCK, #6, EXT                 06/19/01               5000           0.0050                  25.00
78-0023-001            STANDOFF, NYLON, DUAL LOCK,
                       .100 HOLE, .500 L x .1                12/31/97               2299           0.0820                 188.52
78-0024-001            STANDOFF, HEX, ALUM, 1/4 DIA
                       6-32 CLR, 1 3/8 LONG                  10/31/01                461           0.1460                  67.31
78-0025-001            PWR ENTRY MODULE, 250V, 10A,
                       2 POLE, QUICK CON. TER                11/22/02                 14           6.0000                  84.00
78-0028-001            SCREW, 6-32x1, BTN, SKT,
                       M/S, BLK                              10/31/01                783           0.2000                 156.60
78-0029-001            NUT, 6-32, HEX, SML PA                10/31/01              12130           0.0080                  97.04
78-0030-001            WASHER, #6, FLAT, SPLI                03/04/02               5547           0.0070                  38.83
78-0031-001            WASHER, #4, FLAT, NYLO                12/29/99              10091           0.0010                  10.09
78-0033-001            CRIMP TERMINAL, KK, 2759,
                       2.54mm (0.100) PITCH                  06/26/01               3182           0.0470                 149.55
78-0034-001            CRIMP TERMINAL, SPOX,                 04/17/97                836           0.1220                 101.99
78-0035-001            SCREW, 6-32 x 1/2, BTN SKT,
                       M/S, BLK                              10/31/01               1749           0.0380                  66.46
78-0036-001            SCREW, 6-32 x 1/4, BTN SKT,
                       M/S, BLK                              10/31/01               4250           0.0190                  80.75
78-0037-001            CRIMP TERMINAL, RECEPTICLE
                       CONTACT, TIN                          10/31/01               1875           0.0620                 116.25
78-0042-001            STANDOFF, 1/8 DIA x 7/16 LNG
                       DUAL LOCK, PCB SUPPORT                07/31/97                928           0.1050                  97.44
78-0046-001            GROMMET, DIAPHRAM, 0.73 OD,
                       0.61 ID, RND, BLIND                   04/30/01                752           0.1500                 112.80
78-0047-002            HEAT SINK, 7019B, MODIFIED,
                                BLACK
                       (modified 78-0047-001)                06/21/02                 71           0.2370                  16.83
78-0047-001            HEAT SINK, 7019, BLACK                02/26/01                 71           0.1370                   9.73



78-0048-001            SCREW, 4-40x1/4, BTN , SKT,
                       M/S, BLK                              12/29/99                403           0.0380                  15.31
78-0050-001            RIVET, 1/8 IN,  ALUM POP,
                       .063 - .125 GRIP                      03/31/03               4443           0.0145                  64.42
78-0051-001            SCREW, SHTM, 1IN, #4, PPHD,
                       BLACK ZINK                            08/31/99               9907           0.0265                 262.54
78-0052-001            HEAT SINK, DC MODULE,
                       2.20 x 2.20, 0.450 HT                 10/02/02                 43           8.7700                 377.11
78-0053-001            SPACER, T0-220, PWR TRNSTR
                       MOUNT, .150 HT                        11/30/99               4514           0.0937                 422.96
78-0054-001            STANDOFF, LOCKING, PCBA SPT,
                       SNAPLOCK .157 DIA, 3/16 HT,
                       SNAPLOCK .236 DIA, BLA                09/28/01               1115           0.1800                 200.70
78-0055-001            SCREW, SMS, 6 x 1/4, TORX,
                       PAN HEAD, TYPE AB, STEEL,
                       BLACK OXIDE FINISH                    03/20/03               3478           0.0340                 118.25
78-0056-001            SCREW, 4-40 x 5/16, BTN, SKT
                       M/S, BLACK                            11/20/02               2029           0.0290                  58.84
78-0057-001            SCREW, #8 x 3/4, PHLPAN, SMS
                       TYPE AB STEEL, BLACK O                12/14/99               2890           0.0170                  49.13
78-0058-001            WASHER, #8 FLAT, STEEL,
                       0.05 THK, BLACK OXIDE                 12/08/99               3080           0.0150                  46.20
78-0059-001            SCREW, #8 x 3/4, PHLPAN, SMS
                       TYPE AB STEEL, ZINK                   12/08/99                153           0.0085                   1.30
78-0060-001            SCREW, 6-32x1/4, COMBO, PHD,
                       M/S, GREEN                            03/06/00               2439           0.0345                  84.15
78-0061-001            SCREW, 6-32 x 1/4, PHL PHD,
                       M/S, BLACK OXIDE                      02/10/00               3300           0.0119                  39.27
78-0064-001            EXTRUDSION, 2.496" x 2.150"
                       0.450" HT, ALUMINUM                                          1008           0.7727                 778.88
78-0065-001            NUT, 10-32, HEX, STEEL                03/30/00               3702           0.0048                  17.77
78-0066-001            SCREW, 6-32 x 3/4, PHL PHD,
                       M/S, INTERNAL TOOTH WASHER,
                       STEEL, ZINK                           03/05/02               3460           0.0425                 147.05
78-0067-001            SCREW, 8-32 x 1/2, PHL PHD,
                       M/S, INTERNAL TOOTH WASHER,
                       STEEL, ZINK                           12/21/00               5437           0.0410                 222.92
78-0068-001            SCREW, 10-32 x 1/2, PHL PHD,
                       M/S, INTERNAL TOOTH WASHER,
                       STEEL, ZINK                           03/27/03               2063           0.0430                  88.71
78-0069-001            WASHER, LOCK, #8, EXTERNAL
                       TOOTH, STEEL, ZINK                    12/21/00               6422           0.0350                 224.77
78-0070-001            STANDOFF, HEX, 8-32 STUD,
                       8-32 CLR, 1/4 DIA x 2                 06/01/01               1576           0.9100               1,434.16
78-0071-001            SCREW, 6-32 x 1/2, PHL PHD,
                       M/S, INTERNAL TOOTH WASHER,
                       STEEL SINK                            03/05/02               3745           0.0330                 123.59
78-0072-001            WASHER, LOCK, #10, EXTERNAL,
                       TOOTH, STEEL ZINK                     12/21/00               8784           0.0060                  52.70
78-0073-001            NUT, KEPS, 10-32, HEX,
                       EXTERNAL WASHER, STEEL
                       ZINK GREEN                            12/21/00               8330           0.0505                 420.67
78-0074-001            SPACER, NYLON, .147 ID, 1/4"
                       LENGTH                                07/25/00               3930           0.0308                 121.04
78-0075-001            SPACER, NYLON, .147 ID, 3/8"
                       LENGTH                                07/25/00               3935           0.0308                 121.20
78-0076-001            SPACER, EPMH, PWR TRNSTR
                       MOUNT, 0.175 HT.                      07/26/00               4162           0.0270                 112.37
78-0077-001            STANDOFF,  LOCKING, PCBA SPT
                       SNAPLOCK .157 DIA, 1/4 HT,
                       SNAPLOCK .213 DIA.                    03/05/02               9780           0.0890                 870.42
78-0078-001            SCREW, 6-32 x 5/16, PHL PHD,
                       STEEL ZINK                            12/21/00               2444           0.0100                  24.44
78-0079-001            SPACER, RETAINING, #6,                07/26/00               2510           0.0280                  70.28
78-0080-001            SPACER, RETAINING, #6,                03/05/02               4563           0.0330                 150.58
78-0081-001            STANDOFF, HEX ALUM, 1/4 DIA,
                       6-32 CLR, .750 LONG                   08/03/00                967           0.1500                 145.05
78-0083-001            SPACER, RETAINING, #6,                03/05/02                942           0.0300                  28.26
78-0084-001            SCREW, 4-40x1/4, PHL PHD,
                       M/S, INTERNAL TOOTH WASHER,
                       STEEL ZINC                            03/20/03               4137           0.0140                  57.92
78-0085-001            STANDOFF, HEX, ALUM, 1/4 DIA
                       4-40 CLR, 0.750 LONG                  08/25/00                353           0.0900                  31.77
78-0086-001            SCREW, 6-32x1, PHL, CNT SINK
                       M/S, STEEL ZINC                       10/24/00               8420           0.0120                 101.04
78-0087-001            SCREW, 6-32 x 1 1/4, CNTSINK
                       M/S, STEEL ZINC                       03/05/02               1969           0.0300                  59.07
78-0088-001            SPACER, SELF RETAINING, #6,
                       STACKABLE, 1/4 HT, O/D 5/16,
                       NYLON                                 03/05/02               5694           0.0900                 512.46
78-0089-001            SPACER, SELF RETAINING, #6,
                       1/4 HT, 0/D 9/32, NYLO                12/05/00               1020           0.0830                  84.66
78-0090-001            SCREW, 6-32 x 7/16, PHLPHD,
                       NYLON                                 03/27/03                124           0.0300                   3.72
78-0091-001            NUT, 6-32, HEX, NYLON                 11/25/02                422           0.0650                  27.43
78-0092-001            SCREW, 6-32 x 3/4, PHLPHD,
                       NYLON                                 03/05/02               2019           0.0380                  76.72
78-0093-001            SCREW, 6-32 x 3/8, PHLPAN,
                       M/S, STEEL, ZINC                      08/13/01               8433           0.0170                 143.36



78-0094-001            STANDOFF, 6-32 x 1/2, HEX,
                       ALUM, 1/4 DIA, FML                    12/08/00               4965           0.1020                 506.43
78-0095-001            SCREW, #6 x1/4, PHLPAN, SMS,
                       TYPE AB, STEEL, ZINC                  06/01/01               4227           0.0120                  50.72
78-0096-001            STANDOFF, 4-40 x 1/2, HEX,
                       ALUM, 1/4 DIA, FML                    01/07/02               9340           0.1030                 962.02
78-0097-001            SCREW, 4-40 x 3/8, PHLPHD,
                       NYLON                                 12/01/00                888           0.0320                  28.42
78-0098-001            NUT, 4-40, HEX, NYLON                 12/01/00               1421           0.0360                  51.16
78-0100-001            SPACER, SELF RETAINING, #6,
                       .100 HT, .250 O/D, NYL                06/23/03                824           0.0400                  32.96
78-0101-001            SCREW, 4-40 x 3/4, FLAT PHL,
                       COUNTER SINK, ZINK                    03/27/03               3965           0.0260                 103.09
78-0102-001            SCREW, 6-32 x 1/4, PHL PHD,
                       ZINC                                  03/19/01               8950           0.0186                 166.47
78-0103-001            WASHER, #6, FLAT, NYLO                01/15/01                920           0.0220                  20.24
78-0104-001            SCREW, 6-32 x 1 1/8, PHL PHD
                       ZINC                                  01/31/01               1910           0.0320                  61.12
78-0105-001            SPACER, SELF RETAINING, #6,
                       .750 HT, .250 O/D, NYL                03/13/01               5003           0.0480                 240.14
78-0106-001            SCREW, 8-32 x 5/8, PHL PHD,
                       M/S, ZINC                             06/19/01               2223           0.0400                  88.92
78-0107-001            SCREW,4-40x1/4, PHL PAN,
                       M/S, INT. TOOTH WASHER,
                       BLACK ZINC                            08/09/01               3510           0.1100                 386.10
78-0108-001            SCREW, 6-32 x 1 1/8, PHLPHD,
                       M/S, w/ INT. WASHER, Z                03/04/02               5453           0.1200                 654.36
78-0109-001            SCREW, 6-32 x 3/8, PHL PHD,
                       M/S, INTERNAL TOOTH WASHER,
                       STEEL, ZINC                           04/17/01                913           0.0350                  31.96
78-0110-001            SPACER, SELF RETAINING, #6,
                       .625 HT, .250 O/D, NYL                03/04/02               1922           0.0500                  96.10
78-0111-001            SCREW, 6-32 x 7/8, PHL PHD,
                       M/S, ZINC                             03/21/01               4375           0.0320                 140.00
78-0112-001            SPACER, SELF RETAINING, #6,
                       .200 HT, .250 O/D, NYL                03/27/03               5499           0.0200                 109.98
78-0113-001            STANDOFF, 4-40 x 5/8, HEX,
                       ALUM, 1/4 DIA, FML                    03/20/03                774           0.1600                 123.84
78-0114-001            SCREW, 6-32 x 7/16, PHL PHD,
                       M/S, INTERNAL TOOTH WASHER,
                       STEEL ZINC                            03/04/02               3383           0.0320                 108.26
78-0115-001            STANDOFF, 6-32 x 1, HEX,
                       ALUM, 1/4 DIA, FML                    03/20/03                876           0.2100                 183.96
78-0117-001            CRIMP TERMINAL, KK, 2478,
                       3.96mm (0.156) PITCH                  06/26/01               1316           0.0130                  17.11
78-0118-001            SCREW, 6-32 x 1, PHL PAN,
                       M/S, w/ INT. WASHER, Z                06/29/01               4773           0.0450                 214.79
78-0119-001            STANDOFF, 6-32 x 7/8, HEX,
                       ALUM, 1/4 DIA, FML                    08/08/01               4985           0.1330                 663.01
78-0120-001            WASHER, #4, EXTERNAL TOOTH,
                       STAR                                  11/06/01                500           0.0120                   6.00
78-0121-001            SCREW, 6-32 x 1/4, PHL PAN,
                       M/S, w/ INTERNAL WASHER,
                       BLACK ZINC                            03/27/03               2772           0.0900                 249.48
78-0122-001            SCREW, 3mm x 16mm, PHL PAN,
                       M/S, BLACK ZINC                       03/20/03               4335           0.0370                 160.40
78-0123-001            WASHER, 3mm, SPLIT LOCK,
                       BLACK ZINC                            03/20/03               3101           0.0190                  58.92
78-0124-001            NUT, 3mm, BLACK ZINC                  03/20/03               3499           0.0340                 118.97
78-0126-001            HEAT SINK, 577304B00000,
                       AAVID                                 04/01/02                512           0.1600                  81.92
78-0127-001            STANDOFF, 4-40 x 1/2, HEX,
                       ALUM, 3/16 DIA, FML                   03/27/03                258           0.1900                  49.02
78-0128-001            SCREW, 8-32 x 3/8, COMBO PAN
                       M/S, w/ SPLIT LOCK WASHER,
                       BLACK ZINC                            03/27/03               4342           0.0920                 399.46
78-0129-001            CRIMP TERMINALS, EH, JST,
                       2.5mm, DISCONNECTABLE                 12/11/01                764           0.0200                  15.28
78-0130-001            STANDOFF, NYLON, .187 DIA,
                       .625 HT, BOARD MOUNT                  02/22/02                970           0.0000                   0.00
78-0131-001            STANDOFF, HEX, ALUM, 1/4 DIA
                       6-32 CLR, 1 1/2 LONG                  05/07/02                800           0.1500                 120.00
78-0134-001            SPACER, NYLON, #2 x .0                03/25/03               3835           0.0100                  38.35
78-0135-001            SCREW, 2-56 x 7/16, PHL PAN
                       MS, ZINC                              03/24/03               2254           0.0250                  56.35
78-0136-001            WASHER, STAR, #2, ZINC                09/09/02               1408           0.0240                  33.79
78-0137-001            SCREW, 6-32 x 1/4, PHL, CNT
                       SINK, UNDER CUT, BLACK                11/26/02               4305           0.0240                 103.32
78-0138-001            RIVET, 3/32 DIA, 1/4" LONG,
                       ALUM, .020-.125 GRIP                  11/25/02                990           0.0240                  23.76
78-0140-001            SPACER, LED, 15.2mm HT, 4mm
                       DIA                                   04/23/03               3000           0.0450                 135.00
78-0141-001            STANDOFF, 6-32 x 5/8, 1/4HEX
                       ALUM                                  05/01/03                662           0.1300                  86.06
78-0142-001            Nut, Hex, 8-32 w/lockwasher
                       Int.                                  09/12/03               1001           0.0340                  34.03
78-1009-001            BRACKET, 19 IN, BLACK,                08/17/99                 30           5.0000                 150.00
78-1017-001            BRACKET, 9 IN, BLACK,                 02/10/99                184           2.0000                 368.00



78-1027-001            ENCLOSURE, LOWER, 6.5 x 4.8,
                       BLACK ZINK FINISH, REV                04/25/01                454           5.8000               2,633.20
78-1028-001            ENCLOSURE, UPPER, 6.5 x 4.8,
                       BLACK ZINK FINISH, REV                08/28/00                473           4.1000               1,939.30
78-1032-001            BASE PLATE, SP126, REV                07/30/01                136           8.8400               1,202.24
78-1033-001            COVER, PWR SUPPLY, SP126,
                       REV B                                 07/17/01                247           5.2600               1,299.22
78-1034-001            COVER, BASE PLATE, SP126,
                       REV C                                 07/17/01                221           7.2700               1,606.67
78-1035-001            COVER, PWR LUG, SP126,
                       REV A                                 07/24/01                238           5.0500               1,201.90
78-1037-002            CASE, LOWER, STARVIEW,
                       REV D                                 03/04/02                 60          10.7200                 643.20
78-1037-003            CASE, LOWER, BENCHMARK,
                       REV B                                 04/11/01                 17          10.7200                 182.24
78-1037-001            CASE, VIDEO MODEM, LOWER
                       ETHERNET,REV B                        02/02/01                 89          12.3500               1,099.15
78-1038-002            CASE UPPER, VIDEO MODEM,
                       REV C                                 03/04/02                177           5.3500                 946.95
78-1039-001            COVER PLATE, VIDEO MOD                02/02/01                 50           5.0000                 250.00
78-1039-002            COVER PLATE, VIDEO MOD                02/02/01                 27           5.0000                 135.00
78-1041-001            CASE, LOWER, BENCHMARK,
                       REV. E                                12/18/01                 24           9.8000                 235.20
78-1042-003            ENCLOSURE, STARPOINT, SP128,
                       HEAT SINK, REV M                      03/20/03                 47           5.9200                 278.24
78-1043-002            STARPOINT ENCLOSURE, BASE
                       PLATE, BLACK ZINC, REV                05/01/03                178          10.2500               1,824.50
78-1044-002            STARPOINT POWER LUG COVER
                       REV C                                 04/04/03                219           1.2500                 273.75
78-1046-001            STARPOINT DOCKING ANTENNA
                       BRACKET w/ GROUND STRAP,
                       REV A                                 04/04/03                224           1.7500                 392.00
78-1048-002            ENCLOSURE, UPPER, STARPOINT,
                       CDMA, REV F                           03/27/03                 47           3.3600                 157.92
78-1049-001            ENCLOSURE, LOWER, STARPOINT,
                       CDMA, REV E                           03/27/03                 48           4.7400                 227.52
78-1050-001            BRACKET, STARPOINT, CDMA
                       REV D                                 03/27/03                100           0.6800                  68.00
78-1051-001            BRACKET, RADIO, CDMA
                       REV A                                 03/27/03                 35           1.2500                  43.75
78-1052-001            BRACKET, EZ-STAR, MARWELL
                       REV E                                 04/21/03                 80           5.2200                 417.60
78-1053-001            BRACKET, ANTENNA, DOCKING
                       STATION, CDMA & GSM                                           100           1.8900                 189.00
78-1054-001            BRACKET, EZ-STAR WALL MOUNT
                       REV D                                 04/21/03                 55           4.7500                 261.25
79-0004-003            RACK, ASSY, 19x4.61x4.                01/20/03                  9          37.6700                 339.03
79-0005-001            ASSY, FRONT, PANEL, 19x4.61
                       STARCOMM                              12/09/02                 14          23.6900                 331.66
79-0006-001            ASSY, FRONT PANEL, 19x4.61,
                       SECURCOMM                             04/30/97                  6           0.0000                   0.00
79-0007-001            ASSY, FRONT PANEL, 19x4.61,
                       NO LOGO                               10/31/00                 25           0.0000                   0.00
                                                                                                                   --------------
                                                                                       Product Line Total             528,126.85




                                                     *** Product Line: 20 ***
01-0003-001            MODULE, MD180001, GSM,1.9GHz
                       STARPOINT                             07/28/03                  1           0.0000                   0.00
01-0008-002            MODULE CDMA/1.9GHZ EZ-                08/15/03                  1           0.0000                   0.00
014401001K             01-4401-001 MODEM KIT                 08/04/03                110          43.1200               4,743.20
05-0021-001            PCBA, BACK PLANE, RACK,
                       SP008, CC-2016 FAMILY                 08/21/02                  4          14.3300                  57.32
05-0024-003            PCBA, MODEM, 3342RM, SP007,
                       REV. B                                05/01/02                 10          49.3200                 493.20
05-0087-002            PCBA, MODEM, 1442E-616-C,
                       SP125 REV A                           08/31/00                 18          82.6500               1,487.70
05-0088-003            PCBA, MODEM, 1442M-017-2,
                       CS832, SP125, REV A1                  05/01/02                121          63.8400               7,724.64
05-0091-002            PCBA, PWR, CS832, SP029,
                       REV B                                 03/05/02                  1          15.7900                  15.79
05-0092-001            PCBA, DB25, POWER CONTROL
                       BOARD, REV A                          03/05/02                  2           2.7700                   5.54
05-0103-001            PCBA, SP126 REV A, 14.4 Kbps
                       CELL MODEM                            08/20/01                 14         121.4100               1,699.74
05-0118-002            PCBA, SP203 REV A, STARCOMM,
                       VIDEO BASE                            03/04/02                 32         153.9800               4,927.36
05-0119-003            PCBA, SP204 REV B, VIDEO
                       MODEM MODULE                          06/29/01                 10          33.6400                 336.40
05-0119-002            PCBA, SP204 REV A, VIDEO
                       MODEM MODULE                          03/04/02                 56          29.6100               1,658.16
05-0120-002            PCBA, SP205 REV A, VIDEO
                       ETHERNET MODULE                       01/25/02                 32          15.8700                 507.84
05-0131-002            PCBA, SP203 REV A1,BENCHMARK
                       VIDEO BASE                            06/04/02                 24         144.3800               3,465.12
05-0133-004            PCBA, MODULE, STARPOINT,
                       AMPS, 3 WATTS, SP128 R                04/18/03                 35          45.5300               1,593.55
05-0134-001            PCBA, MODEM, 202TE-037-4
                       SP111 REV A1                          08/01/01                 50          40.6000               2,030.00
05-0135-005            PCBA, ELSTER, AMPS, ICM,
                       SP131 REV A                           03/19/03                 10          65.5900                 655.90
05-0143-001            PCBA, MODULE, STARPOINT,CDMA
                       SP130 REV A                           04/18/03                 49          40.6100               1,989.89
05-0145-002            PCBA, GSM EZ-STAR, RADIO &
                       POWER ASSEMBLY                        04/09/03                 32          59.3100               1,897.92
05-0146-002            PCBA, CDMA EZ-STAR, RADIO &
                       POWER BOARD ASSEMBLY
                       SP134 REV. B                          04/09/03                  5          54.5000                 272.50
                                                                                                                   --------------
                                                                                       Product Line Total              35,561.77




                                                     *** Product Line: 30 ***
01-4401-001            PROD, STD, 1442F-1, DS                03/29/03               -110          59.8200              -6,580.20
1442E-003-2            MODEM, V.32bis, STAND ALONE
                       2W DIAL/LEASED, DATA/FAX
                       9vac or 9-14vdc                       09/03/03                 50          61.3200               3,066.00
1442E-203-2            MODEM, V.32bis, STAND ALONE,
                       2W DIAL/LEASED, DATA/FAX,
                       5.5 - 14vac                           07/10/03                -95          59.6400              -5,665.80
1442E-703-2            MODEM, V.32bis, STAND ALONE,
                       2W DIAL/LEASED, DATA/FAX,
                       9vac or 9-14vdc, 230va                03/05/03                  1          62.0200                  62.02
1442M-017-2            MODEM, MODULE, V.32BIS,
                       CS832                                 09/28/01                121          66.5400               8,051.34
1442M-920-2            STARPOINT, LAND LINE M                08/28/03                 10          76.6100                 766.10
1442M-920-C            STARPOINT AMPS MODULE                 08/28/03                  3         188.0490                 564.15
1442R-003-2            MODEM, V.32bis, RACK MOUNT,
                       2W DIAL/LEASED, DATA/F                08/28/03                 25          51.5500               1,288.75
1442R-003-4            MODEM, V.32bis, RACK MOUNT,
                       2W DIAL / 2/4W LEASED,
                       DATA/FAX                              03/28/02                  5          54.1500                 270.75
144GN-818-C            FOUR PORT, V.32bis, 600mW
                       CELLULAR AMR MODEM, w/
                       BAT. BACKUP, 120-277 V                11/10/02                  2         367.6300                 735.26
202TE-237-4            MODEM, 202T, STAND ALONE,
                       2 or 4 WIRE LEASED CIRCUITS,
                       5.5 - 14vdc                           06/15/01                  1          52.1000                  52.10
202TE-337-4            MODEM, 202T, STAND ALONE,
                       2 or 4 WIRE LEASED CIRCUITS,
                       18 - 75vdc                            11/06/00                  2          82.7700                 165.54
3342E-003-2            MODEM, V.34, STAND ALONE,
                       2W DIAL/LEASED, DATA/FAX,
                       9vac or 9-14vdc                       08/21/03                  3          65.6500                 196.95
3342E-004-2            MODEM, V.34, STAND ALONE,
                       2W DIAL, SECURITY, 400 PWRD,
                       CLR ID,RMT CNFG,9vac 9                08/22/02                  2          83.2600                 166.52
3342E-203-2            MODEM, V.34, STAND ALONE,
                       2W DIAL/LEASED, DATA/FAX
                       5.5 - 14vdc                           07/25/03                  1          63.9800                  63.98
3342E-208-2            MODEM, V.34, STAND ALONE,
                       2W DIAL, LOW PWR STANDBY,
                       5.5 - 14vdc                           09/18/03                 10          68.4400                 684.40
3342E-303-4            MODEM, V.34, STAND ALONE,
                       2W DIAL / 2/4W LEASED,
                       DATA/FAX, 18 - 75vdc                  06/30/00                  3          91.7500                 275.25
3342E-308-2            MODEM, V.34, STAND ALONE,
                       2W DIAL, LOW PWR STANDBY,
                       18 - 75vdc                                                      1          93.8800                  93.88
3342M-201-2            MODEM, V.34, MODULE, 2W DIAL
                       SECURITY, 50 PASSWORD,
                       5.5 - 14 VDC                          03/20/01                  3          61.3200                 183.96
3342R-003-4            MODEM, V.34, RACK MOUNT,
                       2W DIAL / 2/4W LEASED,
                       DATA/FAX                              08/30/01                  8          58.7600                 470.08
CL1444                 SECURCOMM, OMNIFLEX,14.4Kbps
                       RS232/CURRENT LOOP, 2 W DIAL
                       2/4 LEASED, EXTERNAL M                12/19/02                  1          68.6700                  68.67
DC144                  SECURCOMM, UNIFLEX, 14.4Kbps
                       RS232/485, 2W DIAL/LEASED,
                       EXTERNAL MODEM                        01/24/02                  2          55.7200                 111.44
DC336                  SECURCOMM, UNIFLEX, 33.6Kbps
                       RS232/485, 2W DIAL/LEASED,
                       EXTERNAL MODEM                        01/24/02                  2          59.9300                 119.86
EA200508               EZ-STAR, CDMA 1xRTT, 800Mhz,
                       WALL MOUNT, 100 - 277 vac,
                       NEMA 4                                09/11/03                  2         270.5700                 541.14
EA200608               EZ-STAR GSM WALLMOUNT                 08/01/03                  2         314.0000                 628.00
EA300508               STARPOINT CDMA 1xRTT,800Mhz
                       w/ AC DOCKING ENCLOSURE,
                       100-277 VAC, NEMA 4                   09/05/03                  1         332.8500                 332.85
EZ160922               EZ-STAR, CDMA/1xRTT, 800Mhz,
                       w/ 9S CONNECTOR                       08/15/03                  1         373.3200                 373.32
MD140001B              STARPOINT, CDPD MODULE                                          4           0.0000                   0.00
MD140001E              STARPOINT, CDPD MODULE                04/08/03                  4         196.1100                 784.44
MD180001               STARPOINT MODULE GSM,1.9MHZ
                       SP137 Rev A                           09/11/03                 18          80.5000               1,449.00
STARVIEW-L             STARVIEW LAN                          05/06/02                 10         278.2800               2,782.80
STARVIEW-M             STARVIEW MODEM                        05/17/02                133         293.4400              39,027.52
                                                                                                                   --------------
                                                                                       Product Line Total              51,130.07

                                                                                                                   ==============
                                                                                             Report Total             614,818.69


                                   APPENDIX E

                     GLOBAL DATA TRADEMARKS AND TRADENAMES
                     -------------------------------------


       [To be confirmed/finalized within 10 days after the Effective Date]


          EZ-Star, StarPoint, StarStream, StarView, StarPort, StarSpeed
                                 and StarPath.

                                   Global Data